UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Behringer Harvard REIT I, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BEHRINGER HARVARD REIT I, INC.

NOTICE OF 2011 ANNUAL MEETING OF STOCKHOLDERS

To be held June 24, 2011

TIME AND DATE:	1:00 p.m. local time on June 24, 2011

PLACE:	Executive Offices of the Company 15601 Dallas Parkway, Suite 600 Addison, Texas 75001

ITEMS OF BUSINESS:

(1)             To elect five individuals to serve on the board of directors until the next annual meeting of stockholders and until their respective successors are duly elected and qualify.

(2)             To approve an amendment and restatement of our charter.

(3)             To permit the board of directors to adjourn the meeting, if necessary, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes for the proposals.

(4)             To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

RECORD DATE:	You can vote if you are a stockholder of record as of the record date, the close of business on March 26, 2011.

ANNUAL REPORT:	Our 2010 Annual Report, which is not a part of the proxy soliciting material, is enclosed.

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:	The Proxy Statement, including a form of proxy, and our 2010 Annual Report are available online at www.behringerharvard.com/proxy.

PROXY VOTING:

Your vote is very important.  We encourage you to read this Proxy Statement and submit your proxy as soon as possible, whether or not you plan to attend the Annual Meeting.  You may submit your proxy for the Annual Meeting by completing, signing, dating and returning the proxy card sent to you in the pre-addressed, postage-paid envelope provided with this Proxy Statement or by using the telephone or Internet.  For specific instructions on how to vote your shares, please refer to the instructions on the proxy card.

By Order of the Board of Directors,

/s/ Telisa Webb Schelin
Telisa Webb Schelin
Secretary

April 1, 2011
Dallas, Texas

BEHRINGER HARVARD REIT I, INC.

15601 Dallas Parkway, Suite 600

Addison, Texas  75001

PROXY STATEMENT

2011 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 24, 2011

We are providing these proxy materials in connection with the solicitation by Behringer Harvard REIT I, Inc. (“Behringer Harvard REIT I,” the “Company,” “we,” “our” or “us”), a Maryland corporation, of proxies for use at the 2011 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on June 24, 2011, at 1:00 p.m. local time at the offices of the Company, 15601 Dallas Parkway, Suite 600, Addison, Texas 75001 and at any adjournments or postponements thereof for the purposes set forth in the accompanying Notice of 2011 Annual Meeting.

This Proxy Statement, the proxy card and voting instructions are first being mailed or given to stockholders on or about April 1, 2011.

Annual Report

Our Annual Report for the year ended December 31, 2010 is being mailed together with this Proxy Statement to each of our stockholders of record as of the close of business on March 26, 2011.  Our Annual Report on Form 10-K may be accessed online through the website maintained for us at www.behringerharvard.com or through the Securities and Exchange Commission (the “SEC”) website at www.sec.gov.  In addition, you may request a copy of our Form 10-K by writing or telephoning us at the following address:  15601 Dallas Parkway, Suite 600, Addison, Texas 75001, telephone (866) 655-3600.

Stockholders Entitled to Vote

Holders of our common stock at the close of business on March 26, 2011 (the “Record Date”) are entitled to receive this notice and to vote their shares at the Annual Meeting.  As of the Record Date, there were 295,772,077 shares of our common stock outstanding.  Each share of common stock is entitled to one vote on each matter properly brought before the Meeting.

HOW TO VOTE IF YOU ARE A STOCKHOLDER OF RECORD

Your vote is important.  You can save us the expense of a second mailing by voting promptly.

Simply mark your proxy card, date and sign it, and return it in the pre-addressed, postage-paid envelope provided with this Proxy Statement.  Voting by proxy will not limit your right to vote at the Annual Meeting if you decide to attend in person.  If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the Annual Meeting.

All proxies that have been properly authorized and not revoked will be voted at the Annual Meeting.  If you submit a proxy but do not indicate any voting instructions, the shares represented by that proxy will be voted FOR the election of each of the five nominees named herein and FOR the proposed amendment and restatement of our charter.  With respect to any other business that may properly come before the stockholders for a vote at the Annual Meeting, your shares will be voted in the discretion of the holders of the proxy.

Proxy Voting By Telephone or Internet

Stockholders of record who live in the United States may authorize proxies by following the “Vote by Phone” instructions on their proxy cards. Stockholders of record with Internet access may also submit proxies by following the “Vote by Internet” instructions on their proxy cards. The telephone and Internet voting procedures are designed to authenticate the stockholder’s identity and to allow stockholders to authorize a proxy and confirm that their instructions have been properly recorded.

Please refer to the proxy card enclosed for instructions.  If you choose not to authorize a proxy by telephone or Internet, please complete, sign and return the paper proxy card in the pre-addressed, postage-paid envelope provided with this Proxy Statement.

Revocation of Proxies

You can revoke your proxy at any time before it is voted by:

•                  providing written notice of your revocation to the Secretary of the Company;

•                  signing and submitting a new proxy card with a later date;

•                  authorizing a new proxy by telephone or Internet (your latest telephone or Internet proxy is counted); or

•                  attending and voting your shares in person at the Annual Meeting.  Attending the Annual Meeting will not revoke your proxy unless you specifically request.

Proxy Solicitation

We will bear the entire cost of this solicitation of proxies, including the preparation, assembly, printing and mailing of this Proxy Statement, the proxy card and any additional solicitation material that we may provide to stockholders.  We have engaged employees of Harvard Property Trust, LLC, an affiliate of our advisor (“HPT”), to assist with the solicitation of proxies in conjunction with the Annual Meeting for an aggregate fee of up to $64,000 plus reasonable out-of-pocket expenses.  We have also engaged Boston Financial Data Services to assist with the solicitation process, and will pay Boston Financial an aggregate fee of up to approximately $50,000.  Further, we may reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to the owners of our common stock.  Aside from the arrangement with HPT described above, our officers may also solicit proxies, but they will not be paid additional compensation for these services.

Interest of Certain Persons in Matters to Be Acted On

No director, executive officer, person who has served as director or executive officer at any time since January 1, 2010, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, through security holdings or otherwise, in any matter to be acted upon at the Annual Meeting.

QUESTIONS AND ANSWERS REGARDING THE PROPOSALS TO BE VOTED UPON

General

Q:                                   What vote is necessary to constitute a quorum?

A:                                   Each share of common stock outstanding on the Record Date is entitled to one vote on all matters coming before the Annual Meeting. If a share is represented for any purpose at the Annual Meeting, it is deemed to be present for quorum purposes and for all other matters as well. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting is necessary to constitute a quorum. A stockholder may withhold his or her vote in the election of directors or abstain with respect to the proposal to approve the amendment and restatement of our charter, the proposal to permit the board to adjourn the meeting, if necessary, and each other item submitted for stockholder approval. Withheld votes and abstentions will be counted as present and entitled to vote for purposes of determining the existence of a quorum.

Q:                                   What vote is necessary for action to be taken?

A:                                   Proposal 1:  To be elected, each nominee for director must receive a majority of the votes present in person or by proxy at the Annual Meeting, assuming a quorum is present.  Withheld votes will have the effect of a vote against each nominee for director.

Proposal 2:  Approval of the amendment and restatement of our charter requires the affirmative vote of a majority of all votes entitled to be cast at the Annual Meeting, assuming a quorum is present.  Abstentions will have the effect of a vote against the proposal to approve the amendment and restatement of our charter.

Proposal 3:  Approval of the proposal to permit the board of directors to adjourn the meeting, if necessary, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes for the proposals, requires the affirmative vote of a majority of the votes cast at the Annual Meeting, assuming a quorum is present.

Q:                                   Has the board of directors approved each proposal?

A:                                   Yes.  The board of directors approved each of the proposals at its meeting on March 3, 2011, and recommends that you vote to approve them.

Q:                                   Are there any other matters to be presented at the annual meeting?

A:                                   Our board of directors does not presently intend to bring any business before the Annual Meeting other than the proposals discussed in this Proxy Statement and specified in the Notice of the Annual Meeting.  If other matters are properly presented at the Annual Meeting for consideration, the persons named in the proxy will have the discretion to vote on those matters for you.  We are not aware of any other matters to be raised at the Annual Meeting.

Generally, for nominations or other business to be properly brought before the annual meeting by one of our stockholders, the stockholder seeking to make a nomination or bring other business before the meeting must provide, among other things, written notice to our corporate Secretary not later than the close of business on the ninetieth day and not earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting.  Therefore, any stockholder desiring to nominate a person for election to the board or to bring other business before the meeting was required to provide us with notice not earlier than December 10, 2010 and not later than January 9, 2011.  We did not receive notice of any proposals during this time period.

Proposal to Amend and Restate our Charter

Q:                                   Why are we seeking approval of an amendment and restatement of our charter?

A:                                   As previously disclosed, our management anticipates either listing our common stock on a national securities exchange, merging or selling our company or its portfolio, or liquidating our assets between 2013 and 2017.  Depending upon then prevailing market conditions, our management intends to consider beginning the process of listing our common stock, merging or selling our company or its portfolio, or liquidating our assets prior to 2013.  As we look toward these possible future liquidity events, we have re-examined our governing documents and compared them to the governing documents of other entities with publicly listed securities.  As a result of that review process, our board has concluded that our existing charter is unduly restrictive and may ultimately limit our ability to effectuate our strategies in connection with a future liquidity event.  Accordingly, on March 3, 2011, our board of directors determined that it is advisable to amend and restate our charter to remove these restrictions and limitations, and to more closely align our charter with those of other public REITs incorporated in Maryland.

Q:                                   What are the Company’s objectives in pursuing the amendment and restatement of its charter?

A:                                   The first objective, as discussed above, is to position the Company to pursue a liquidity event in the future.  As part of a potential listing strategy, we may, for example, consider a phased-in liquidity program, which would provide for the immediate listing of a certain percentage of the outstanding shares of our common stock, followed by the listing of additional percentages of our existing shares of common stock over time.  We would implement this type of liquidity program by classifying our common stock, and declaring and paying dividends on our existing common stock in the form of new classes of common stock.  The restrictions contained in our existing charter, including the restriction on our ability to pay distributions-in-kind, would hinder our ability to implement this type of liquidity strategy.  Therefore, we are proposing certain amendments that will give our board the flexibility to effectuate these and other potential liquidity strategies, including any merger, reorganization, business combination, share exchange, acquisition or other similar transaction in which our stockholders would receive cash or the securities of another issuer that are listed on a national securities exchange, as full or partial consideration for their shares.  Under the proposed amended and restated charter, for example, our board will have complete discretion to increase the number of authorized shares, to establish the terms of any class or series of stock and to cause us to declare and pay dividends in one class of stock to the holders of shares of any other class of stock without obtaining stockholder approval.

Our second objective, which is closely related to the first, is to remove the provisions that were originally included in the charter to comply with the Statement of Policy Regarding Real Estate Investment Trusts promulgated by the North American Securities Administrators Association, Inc., known as the “NASAA REIT Guidelines.”  Our charter was designed to be consistent with other non-traded REITs and to satisfy certain requirements imposed by the state securities administrators in connection with our public “best efforts” offerings.  We are no longer engaged in this type of public offering, and we believe that the limitations included in our charter which derive from the NASAA REIT Guidelines at a minimum create interpretive questions, resulting in uncertainty which could impair our ability to operate as we move forward.  We believe that by removing the NASAA-mandated provisions and amending our charter so that it instead follows Maryland law, under which we are organized, the resulting charter will be more similar to those of public REITs incorporated in Maryland.

Our final objective is to amend our charter to include a provision requiring any person making a tender offer, including any “mini-tender” offer made for fewer than 5% of our outstanding securities, to comply with most of the provisions of Regulation 14D of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  The board believes that the addition of this provision will further protect the Company and its stockholders by requiring any person or group seeking to tender for the Company’s shares to provide substantial disclosure regarding its or their offer.

Q:                                   If the proposal is approved, will the Company begin the process of listing or liquidating?

A:                                   No.  Our management anticipates either listing our common stock on a national securities exchange, merging or selling our company or its portfolio, or liquidating our assets between 2013 and 2017.  However, we cannot provide any assurance as to when or whether we will proceed with a listing or other liquidity event as a result of the amendment and restatement of our charter.

Q:                                   Will the proposed amendments affect stockholders’ rights?

A:                                   The proposed amendments do affect certain stockholder voting provisions and stockholder rights, including, without limitation, the following:

•                                          the amended and restated charter includes a provision (Section 5.10 of the amended and restated charter) that the stockholders may take action by written consent, without a meeting, only if that consent is unanimous, which is a more stringent standard than provided for under Maryland law;

•                                          the amended and restated charter removes Section 11.1 of the existing charter, which provides holders of 10% or more of our outstanding voting stock with the right to cause us to call a special meeting of stockholders.  If the amendment and restatement of our charter is approved, we will, however, amend our bylaws to provide that holders of shares of our outstanding stock entitled to cast a majority of the votes entitled to be cast on a matter may cause us to call a special meeting of stockholders for the purpose of acting on such matter;

•                                          the amended and restated charter removes Sections 11.4 and 11.5, which grant all stockholders broad rights to inspect our books and records, including the right to inspect our stockholder list.  If the amended and restated charter is approved, we will be subject to the general provisions of Maryland law, which grants more limited rights of inspection; and

•                                          the amended and restated charter removes Section 11.6, which relates to our requirement to prepare an annual report.  Following this change, we will continue to be subject to the rules and regulations promulgated by the SEC related to annual reports as well as the general provisions of Maryland law requiring us to prepare an annual statement of affairs.

In addition, the existing charter includes, as discussed in this proxy statement, various provisions limiting the compensation we pay to our advisor and the types of assets in which we may invest.  Because these provisions are included in the charter, the only way for the Company to change them is to amend the charter, which requires the approval of our stockholders.  If the amendment and restatement of the charter is approved, these limitations and restrictions will no longer be governed by the charter, and stockholders will no longer have the right to vote with respect to such matters.  However, all of the material terms of the arrangements between us and our advisor will continue to be governed by our advisory management agreement, and all of the material terms of the arrangements between us and our property manager will continue to be governed by our property management agreement.

Q:                                   If the proposal is approved, what will happen?

A:                                   If the proposal is approved, we will file the Ninth Articles of Amendment and Restatement, in the form attached as Annex A to this proxy statement (the “Ninth Articles”), with the State Department of Assessments and Taxation of Maryland (“SDAT”), and the Ninth Articles will become effective upon acceptance for record by the SDAT.

Q:                                   Does the board intend to also amend the bylaws?

A:                                   If the Ninth Articles are approved and take effect, our board will amend our bylaws to eliminate inconsistencies resulting from the amendments, and to make certain other changes to our bylaws.

PROPOSAL 1

ELECTION OF DIRECTORS

The board of directors currently consists of five members, three of whom (Charles G. Dannis, Steven W. Partridge and G. Ronald Witten) have been determined by the board of directors to be “independent” as that term is defined in our existing charter and the New York Stock Exchange (the “NYSE”) corporate governance rules.  The board of directors has proposed the following nominees for election as directors: Robert M. Behringer, Robert S. Aisner, Charles G. Dannis, Steven W. Partridge and G. Ronald Witten.  Each nominee currently serves as a director and, if reelected as a director, will continue in office until his successor has been elected and qualified or until his earlier death, resignation or retirement.  The persons named in the enclosed proxy card intend to vote the proxy for the election of each of the five nominees, unless you indicate on the proxy card that your vote should be withheld from any or all of the nominees.

We expect each nominee for election as a director to be able to serve if elected.  If any nominee is not able to serve, proxies will be voted in favor of the remainder of those nominated and may be voted for substitute nominees, unless the board chooses to reduce the number of directors serving on the board.

The following gives information for each nominee, about the nominee’s principal occupation and business, as well as the specific experience, qualifications, attributes and skills that led to the conclusion by the board that the nominee should serve as a director of the Company.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” ALL NOMINEES
TO BE ELECTED AS DIRECTORS.

Robert M. Behringer, 62, has served as our Chairman of the Board of Directors and a director since June 2002.  Mr. Behringer served as our Chief Executive Officer from June 2002 to June 2008.  He has served as the sole manager and Chief Executive Officer of Behringer Harvard Holdings, LLC (“Behringer Harvard Holdings”), the indirect parent company of our advisor, Behringer Advisors, LLC (“Behringer Advisors”), since December 2001.  Mr. Behringer has been the Chairman of the Board of Directors and a director of Behringer Harvard Opportunity REIT I, Inc., since November 2004, Behringer Harvard Opportunity REIT II, Inc. since January 2007 and Behringer Harvard Multifamily REIT I, Inc. since January 2007, each a publicly registered real estate investment trust, and Behringer Harvard Multifamily REIT II, Inc., a recently formed REIT, since April 2007.  As Chairman of the Board of these other entities, our board believes that Mr. Behringer has an understanding of the requirements of serving on a public company board and the leadership experience necessary to serve as the Chairman of the Board of our Company.  Since 2002, Mr. Behringer has been a general partner of Behringer Harvard Short-Term Opportunity Fund I LP and Behringer Harvard Mid-Term Value Enhancement Fund I LP, each a publicly registered real estate limited partnership.  Mr. Behringer also controls the general partners of Behringer Harvard Strategic Opportunity Fund I LP and Behringer Harvard Strategic Opportunity Fund II LP, both private real estate limited partnerships.  Since 2001, Mr. Behringer also has been the Chief Executive Officer of the companies affiliated with Behringer Harvard Holdings.

From 1995 until 2001, Mr. Behringer was Chief Executive Officer of Harvard Property Trust, Inc., a privately held REIT formed by Mr. Behringer.  Before forming Harvard Property Trust, Inc., Mr. Behringer invested in commercial real estate as Behringer Partners, a sole proprietorship formed in 1989, that invested in single asset limited partnerships.  From 1985 until 1993, Mr. Behringer was Vice President and Investment Officer of Equitable Real Estate Investment Management, Inc. (since acquired by, and now known as, Lend Lease Real Estate Investments, Inc.), one of the largest real estate pension managers and advisors in the United States.  While at Equitable, Mr. Behringer was responsible for its General Account Real Estate Assets located in the south central United States.  The portfolio included institutional quality office, industrial, retail, apartment and hotel properties exceeding 17 million square feet.  Although Mr. Behringer was a significant participant in acquisitions, management, leasing, redevelopment and dispositions, his primary responsibility was to increase net operating income and the overall value of the portfolio.

Mr. Behringer has over 25 years of experience in real estate investment, management and finance activities, including with respect to approximately 140 different properties with over 24 million square feet of office, retail, industrial, apartment, hotel and recreational space.  Since the founding of the Behringer Harvard organization, Mr. Behringer’s experience includes investing in, managing and financing an additional approximately 158 properties, with over approximately 34 million square feet of office, retail, industrial, apartment, hotel and recreational properties.  Mr. Behringer is a Certified Property Manager, Real Property Administrator and Certified Hotel Administrator, holds Financial Industry Regulatory Authority (“FINRA”) Series 7, 24 and 63 registrations and is a member of the Institute of Real Estate Management, the Building Owners and Managers Association, the Urban Land Institute and the Real Estate Council.  Mr. Behringer also was a licensed certified public accountant for over 20 years.  Mr. Behringer received a Bachelor of Science degree from the University of Minnesota.

Robert S. Aisner, 64, has been our President since May 2005, and a director since June 2002.  In addition, Mr. Aisner has served as our Chief Executive Officer since August 2009, and also held this position from June 2008 until May 2009.  Mr. Aisner also served as Chief Operating Officer from February 2003 to June 2008.  In addition, Mr. Aisner has served as President (since November 2004), Chief Executive Officer (since June 2008) and a director (since November 2004) of Behringer Harvard Opportunity REIT I, Inc.  Mr. Aisner also has served as President, Chief Executive Officer (since June 2008) and a director of Behringer Harvard Opportunity REIT II, Inc. since January 2007, as Chief Executive Officer and a director of Behringer Harvard Multifamily REIT I, Inc. since August 2006 and as Chief Executive Officer (since September 2008) of Behringer Harvard Multifamily REIT II, Inc. Mr. Aisner is also President of the other Behringer Harvard companies.

The board of directors proposed Mr. Aisner for election as a director based on his over 30 years of commercial real estate experience with acquiring, managing and disposing of properties located in the United States and other countries, including Germany, the Netherlands, England, the Bahamas and Australia.  Our board believes that this experience allows Mr. Aisner to offer valuable insight and advice with respect to our investments and investment strategies.  From 1996 until joining Behringer Harvard in 2003, Mr. Aisner served as (1) Executive Vice President of AMLI Residential Properties Trust, formerly a NYSE-listed REIT focused on the development, acquisition and management of upscale apartment communities, which served as advisor and asset manager for institutional investors with respect to their multifamily real estate investment activities, (2) President of AMLI Management Company that oversaw all of AMLI’s apartment operations in 80 communities, (3) President of the AMLI Corporate Homes division that managed AMLI’s corporate housing properties, (4) Vice President of AMLI Residential Construction, a division of AMLI that performed real estate construction services, and (5) Vice President of AMLI Institutional Advisors, the AMLI division that served as institutional advisor and asset manager for institutional investors with respect to their multifamily real estate activities.  Mr. Aisner also served on AMLI’s Executive Committee and Investment Committee.  From 1994 until 1996, Mr. Aisner owned and operated Regents Management, Inc., which had both a multifamily development and construction group and a general commercial property management group.  From 1984 to 1994, he was employed by HRW Resources, Inc., a real estate development and management company, where he served as Vice President.  Mr. Aisner received a Bachelor of Arts degree from Colby College and a Masters of Business Administration degree from the University of New Hampshire.

Charles G. Dannis, 61, has been an independent director of Behringer Harvard REIT I, Inc. since January 2003.  Mr. Dannis has over 35 years of experience in the commercial real estate industry, having been a commercial real estate appraiser and consultant since 1972.  Mr. Dannis co-founded the firm Crosson Dannis, Inc., a real estate appraisal and consulting firm, in 1977, and has been employed by the firm since that time.  He is past Treasurer and Member of the Board of the National Council of Real Estate Investment Fiduciaries and past Chairman of its Valuation Committee.  He has been an active member of the Pension Real Estate Association, American Real Estate Society and Urban Land Institute.  Since 1988, Mr. Dannis has been an adjunct professor/lecturer in Real Estate and Urban Land Economics at the Cox School of Business at Southern Methodist University in both the undergraduate and graduate schools; he also is an award-winning teacher for the Mortgage Bankers Association of America’s School of Mortgage Banking.  He is a Member of the Appraisal Institute.  Mr. Dannis received a Bachelor of Business Administration degree from Southern Methodist University.

Steven W. Partridge, 53, has been an independent director of Behringer Harvard REIT I, Inc. since October 2003.  Mr. Partridge has over 25 years of commercial real estate and related accounting experience.  Through his experience as a licensed certified public accountant, the board believes that Mr. Partridge provides valuable insight and advice to our Audit Committee and board with respect to our financial risk exposures, the financial reporting process and our system of internal controls.  From October 1997 to January 2011, Mr. Partridge served as Chief Financial Officer and Senior Vice President of Coyote Management, LP, a real estate limited partnership that owns, manages and leases regional shopping malls.  From December 1983 to September 1997, Mr. Partridge served as a Director of Accounting and Finance, Asset Manager, and then Vice President of Asset Management with Lend Lease Real Estate Investments, a commercial real estate investment company, and its predecessor, Equitable Real Estate Investment Management.  Mr. Partridge has been licensed as a certified public accountant for over 25 years and during that time has been a member of American Institute of CPAs, Texas Society of CPAs, International Council of Shopping Centers and the CCIM Institute with a Certified Commercial Investment Member designation.  Mr. Partridge earned a Bachelor of Accountancy degree, cum laude, and a Master of Accountancy degree from the University of Mississippi.

G. Ronald Witten, 60, has been an independent director of Behringer Harvard REIT I, Inc. since April 2004.  Mr. Witten has over 35 years of experience in the commercial real estate industry.  Since January 2001, Mr. Witten has served as President of Witten Advisors, LLC, a market advisory firm providing ongoing market advisory services to apartment developers, investors and lenders nationwide to identify the location and timing of future development and acquisition opportunities for the nation’s 40 major apartment markets.  Mr. Witten began his career in 1973 at M/PF Research, Inc., a national leader in apartment market data and market analysis, and served as its President from 1978 to 2000.  Mr. Witten has been an active member of the Urban Land Institute, where he served as Chairman of both the Multi-Family Silver Council and the Multi-Family Gold Council, and the National Multi Housing Council and its Research Advisory Group.  Mr. Witten received his Bachelor of Business Administration degree from Texas Tech University and has completed graduate classes in statistics and economics at Southern Methodist University.

Independence

Our charter requires a majority of the members of our board of directors to qualify as “independent.”  Our existing charter defines an “independent director” as a director who is not on the date of determination, and within the last two years from the date of determination has not been, directly or indirectly associated with our sponsor, the Company, our advisor or any of their affiliates by virtue of (1) ownership of an interest in our sponsor, our advisor or any of their affiliates, other than the Company, (2) employment by the Company, our sponsor, our advisor or any of their affiliates, (3) service as an officer or director of our sponsor, our advisor or any of their affiliates, other than as a director of the Company, (4) performance of services, other than as a director of the Company, (5) service as a director or trustee of more than three real estate investment trusts, or “REITs,” organized by our sponsor or advised by our advisor, or (6) maintenance of a material business or professional relationship with our sponsor, our advisor or any of their affiliates.  A business or professional relationship is considered “material” under our existing charter if the aggregate gross revenue derived by the director from our sponsor, our advisor and their affiliates exceeds 5% of either the director’s annual gross income during either of the last two years or the director’s net worth on a fair market value basis. An indirect association with our sponsor or our advisor includes circumstances in which a director’s spouse, parent, child, sibling, mother- or father-in-law, son- or daughter-in-law or brother- or sister-in-law is or has been associated with the sponsor, the advisor, any of their affiliates or the Company.

Although our shares are not listed for trading on any national securities exchange and therefore our board of directors is not subject to the independence requirements of the NYSE or any other national securities exchange, our board has evaluated whether our directors are “independent” as defined by the NYSE.  The NYSE standards provide that to qualify as an independent director, in addition to satisfying certain bright-line criteria, the board of directors must affirmatively determine that a director has no material relationship with us (either directly or as a partner, stockholder or officer of an organization that has a relationship with us).  As described herein, if the proposed amendment and restatement of our charter is approved by stockholders, and until our stock is listed on a national securities exchange, our charter will define independence in accordance with the rules and regulations of the NYSE.

Consistent with these considerations, our board has reviewed all relevant transactions or relationships between each director, or any of his family members, and Behringer Harvard REIT I, our senior management and our independent registered public accounting firm, and has considered each director’s direct and indirect association with the Company, our sponsor, Behringer Advisors or any of their affiliates.  The board specifically reviewed an arrangement, entered into in February 2010, between Witten Advisors, LLC, of which Mr. Witten is owner and President, and Behringer Harvard Holdings, under which Witten Advisors agreed to provide market strategy forecasts to Behringer Harvard Holdings on a quarterly basis.  Although Behringer Harvard Holdings compensates Witten Advisors for these services, our board has determined that this compensation does not affect Mr. Witten’s independence, as defined in our existing charter and the NYSE corporate governance rules.  Further, the board has concluded that the majority of the members of our board, including Mr. Witten, and each member of our Audit Committee, Compensation Committee and Nominating Committee, is “independent” as defined by our current charter and the NYSE corporate governance rules.

Board Leadership Structure and Risk Oversight

Since June 2008, we have operated under a board leadership structure with separate persons serving in the roles of Chairman of the Board and Chief Executive Officer.  Mr. Behringer, as our Chairman of the Board, is responsible for setting the agenda for each of the meetings of the board of directors and the annual meetings of stockholders, and Mr. Aisner, as our Chief Executive Officer, is responsible for the general management of the business, financial affairs and day-to-day operations of the Company.  As our directors continue to have more oversight responsibility, we believe it is beneficial to have a Chairman whose primary focus is to lead the board and facilitate communication among directors and management.  Accordingly, we believe this structure is the best governance model for the Company and our stockholders.

The Company does not have a lead independent director. Because our board of directors is small in size and each board member is kept apprised of our business and developments impacting our business, we have not designated a single lead independent director.  A majority of our board is comprised of independent directors.  Each director has complete and open access to our advisor, property manager and their respective affiliates.   Moreover, our Audit Committee, Compensation Committee and Nominating Committee are all comprised entirely of independent directors.

The board of directors oversees risk through (1) its review and discussion of regular periodic reports made by Behringer Advisors to the board of directors and its Committees, including management reports and studies on existing market conditions, leasing activity and property operating data, as well as actual and projected financial results, and various other matters relating to our business, (2) the approval by the board of directors of all transactions, including, among others, acquisitions and dispositions of properties, financings and the engagement of our advisor and property manager, (3) the oversight of our business by the Compensation, Audit and Nominating Committees and (4) regular periodic reports from our independent public accounting firm and other outside consultants regarding various areas of potential risk, including, among others, those relating to the qualification of the Company as a REIT for tax purposes and our internal control over financial reporting.

Meetings of the Board of Directors and Committees

During the fiscal year ended December 31, 2010, the board met ten times.  Each of our directors attended at least 75% of the aggregate number of meetings of the board, and all of the meetings of the committees on which he served, during 2010.  We encourage our directors to attend our annual meetings of stockholders.  In 2010, all of our directors attended the annual meeting of stockholders. Our entire board considers all major decisions concerning our business, including any property acquisitions.

The board of directors has established three permanent committees: the Audit Committee; the Compensation Committee; and the Nominating Committee.  Each Committee is comprised of our independent directors, Charles G. Dannis, Steven W. Partridge and G. Ronald Witten, each of which qualifies as “independent” under our charter as well as the NYSE rules.  Each Committee has adopted a written charter approved by the board of directors, which can be found on the website maintained for us at www.behringerharvard.com.  During the fiscal year ended December 31, 2010, the Audit Committee met five times and the Nominating Committee met two times.  The Compensation Committee did not meet in 2010.

Audit Committee.  The Audit Committee’s primary functions are to evaluate and approve the services and fees of our independent registered public accounting firm, to periodically review the independent registered public accounting firm’s independence, to review the Company’s major financial risk exposures and the steps taken to monitor and minimize those exposures and to assist our board of directors in fulfilling its oversight responsibilities by reviewing the financial information to be provided to the stockholders and others, the system of internal controls that management has established and the audit and financial reporting process.  Mr. Partridge is the chairman of the Audit Committee, and our board of directors has determined that Mr. Partridge is an “audit committee financial expert,” as defined by the rules of the SEC.

Compensation Committee.  Our board of directors also has established a Compensation Committee to assist the board of directors in discharging its responsibility in all matters of compensation practices, including any salary and other forms of compensation for our executive officers and our directors.  Mr. Dannis is the chairman of the Committee.  The primary duties of the Compensation Committee include reviewing all forms of compensation for our directors, approving all stock option grants, warrants, stock appreciation rights and other current or deferred compensation payable with respect to the current or future value of our shares and advising the board on changes in compensation.  If we determine to hire employees, our Compensation Committee also would be charged with overseeing our compensation policies.  Currently, we do not compensate our executive officers, and only our independent directors receive compensation for serving on our board.  Our executive officers do not have a role in determining the amount of director compensation, and our Compensation Committee has not engaged or paid any compensation consultants to recommend or otherwise determine the amount or form of director compensation.  The Compensation Committee also administers the Behringer Harvard REIT I, Inc. 2005 Incentive Award Plan (the “2005 Incentive Award Plan”).

Nominating Committee. The Nominating Committee recommends nominees to serve on our board of directors.  The Nominating Committee will consider nominees recommended by stockholders if submitted to the committee in accordance with the procedures specified in Section 2.13 of our bylaws.  Generally, this requires that the stockholder send certain information about the nominee to our Secretary between 90 and 120 days prior to the first anniversary of the mailing of notice for the annual meeting held in the prior year.  Because our directors take a critical role in guiding our strategic direction and oversee our management, board candidates must demonstrate broad-based business and professional skills and experiences, a global business and social perspective, concern for the long-term interests of our stockholders, and personal integrity and judgment.  In addition, directors must have time available to devote to board activities and to enhance their knowledge of our industry.  The Nominating Committee is responsible for assessing the appropriate mix of skills and characteristics required of board members in the context of the perceived needs of the board at a given point in time.  The Committee periodically reviews and recommends for approval by the board any updates to the criteria as deemed necessary.  As stated in the Nominating Committee charter, diversity in personal background, race, gender, age and nationality for the board as a whole is taken into account in considering individual candidates.   The Nominating Committee evaluates the qualifications of each director candidate against these criteria in making its recommendation to the board concerning nominations for election or reelection as a director.  The process for evaluating candidates recommended by our stockholders pursuant to Section 2.13 of our bylaws is no different than the process for evaluating other candidates considered by the Nominating Committee.  The nominees to be considered for membership to the board of directors at this Annual Meeting were nominated by the Nominating Committee on March 3, 2011 and approved by the full board.  Mr. Witten is the chairman of the Nominating Committee.

Communication with Directors

We have established procedures for stockholders to communicate directly with our board of directors.  These parties may contact the board by mail at: Chairman of the Behringer Harvard REIT I, Inc. Audit Committee, 5600 W. Lovers Lane, Suite 116, No. 140, Dallas, Texas 75209-4330.  The Chairman of the Audit Committee will receive all communications made by this means and will relay all communications to the board of directors.

Code of Ethics

Our board of directors has adopted a Code of Business Conduct Policy that is applicable to all members of our board of directors, our executive officers and employees of Behringer Advisors and its affiliates.  We have posted the policy on the website maintained for us at www.behringerharvard.com.  If in the future we amend, modify or waive a provision in the Code of Business Conduct Policy, we may, rather than filing a Current Report on Form 8-K, satisfy the disclosure requirement by posting such information on the website maintained for us as necessary.

Directors’ Compensation

We pay each of our independent directors an annual retainer of $40,000 per year.  In addition, we pay the chairman of our Audit Committee an annual retainer of $15,000 per year and the chairmen of our Compensation and Nominating Committees annual retainers of $7,500 per year.  These retainers are paid quarterly in arrears.  In addition, we pay each of our independent directors (1) $2,000 for each board or committee meeting attended in person and (2) $1,000 for each board or committee meeting attended by telephone and for each written consent considered by the director.   All independent directors receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attending meetings.  If a director is not independent, we do not pay compensation for services rendered as a director.

Under our 2005 Incentive Award Plan, each independent director is automatically granted an option to purchase 5,000 shares of common stock on the date he first becomes a director and upon each reelection as a director.  Until the earlier of (a) the date that we have filed a registration statement for a firm commitment, underwritten public offering of our shares or (b) the date that our shares are listed on a national stock exchange or national market system, the fair market value of our shares will be equal to the estimated per share value of our common stock as established by the board pursuant to our valuation policy.  Any options granted to non-employee directors under the 2005 Incentive Award Plan will become exercisable on the first anniversary of the date of grant.

The following table further summarizes compensation paid to the independent directors during 2010.

	Fees Earned or Paid in Cash ($)	Option Awards(1) ($)	Total ($)
Charles G. Dannis	83,500	63.50	83,563.50
Steven W. Partridge	92,750	63.50	92,813.50
G. Ronald Witten	83,500	63.50	83,563.50

(1)                                The aggregate grant date fair value of each option award made to the directors during the year ended December 31, 2010 was equal to $63.50.  Awards are granted at the fair market value on the date of grant with fair value estimated using the Black-Scholes-Merton option valuation model, which incorporates assumptions surrounding volatility, distribution yield, the risk-free interest rate, expected life, and the exercise price as compared to the underlying stock price on the grant date.  Any tax benefits associated with these share-based payments are classified as financing activities in the consolidated statements of cash flows.

2005 Incentive Award Plan

The 2005 Incentive Award Plan was approved by our board of directors on March 28, 2005 and our stockholders on May 31, 2005.  The 2005 Incentive Award Plan is administered by our Compensation Committee and provides for equity awards to our employees, directors and consultants and those of any affiliates of Behringer Advisors.  For the grants made in 2010 under the 2005 Incentive Award Plan, the options became exercisable one year after the date of grant.

As of December 31, 2010, we had outstanding options to purchase 89,500 shares of our common stock at a weighted average exercise price of $8.45 per share, as adjusted for the 10% stock dividend issued October 1, 2005 with respect to options that were issued prior to September 30, 2005.  These options have a maximum term of ten years.  For the grants made in 2005, 2006 and 2007 under the 2005 Incentive Award Plan, the options are exercisable as follows:  25% during 2011, 25% during 2012 and 50% during 2013.  For the grants made in 2008 and thereafter under the 2005 Incentive Award Plan, the options become exercisable one year after the date of grant.

Securities Authorized for Issuance under Equity Compensation Plans

The following table provides information regarding our equity compensation plans as of December 31, 2010:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	89,500	$8.45	11,899,500	*
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total	89,500	$8.45	11,899,500	*

* All shares authorized for issuance pursuant to awards not yet granted under our 2005 Incentive Award Plan.

Executive Officers

In addition to Robert M. Behringer and Robert S. Aisner, as of March 15, 2011, the following individuals serve as our executive officers.  Our executive officers are elected annually by our board of directors and each of these executive officers will continue in office until his successor has been elected and qualified or until his earlier death, resignation or removal.

Scott W. Fordham, 43, has served as our Chief Financial Officer and Treasurer since June 2010 and as our Chief Accounting Officer from May 2009 until November 2010.  Mr. Fordham also has served as the Chief Financial Officer of Behringer Advisors and HPT Management Services, LLC (“HPT Management”) since June 2010 and has served as the Senior Vice President — Accounting of Harvard Property Trust, the managing member of Behringer Advisors and HPT Management, since May 2008.  Mr. Fordham has more than 20 years of experience in corporate finance and accounting with an emphasis on financial forecasting, strategy and accounting practices for public companies.  His experience includes over 14 years in the REIT industry. From January 2007 until joining Behringer Harvard in May 2008, he served as Senior Vice President and Chief Accounting Officer for Apartment Investment and Management Company (Aimco), an S&P 500 company operating as a publicly traded REIT (NYSE: AIV). From November 1992 to December 2006, he held various finance and accounting positions with Prentiss Properties Trust and its successor, Brandywine Realty Trust, a publicly traded REIT (NYSE: BDN), and served as Chief Accounting Officer from May 2004 to December 2006. Mr. Fordham also previously worked in public accounting with PricewaterhouseCoopers LLP. Mr. Fordham received a Bachelor of Business Administration degree in Accounting from Baylor University and is a Certified Public Accountant in the State of Texas.

James E. Sharp, 38, has served as our Chief Accounting Officer since November 2010.  Mr. Sharp also serves as the Vice President — Accounting of Behringer Advisors and HPT Management.  Mr. Sharp has more than 15 years of experience in accounting and auditing related to public and private real estate companies.  From January 1996 until March 2000, and again from April 2003, until joining Behringer Harvard in October 2010, he worked as an auditor in public accounting with Ernst & Young, LLP, serving primarily public and private real estate companies, including various REITs, homebuilders and real estate investment companies.  From March 2000 until March 2003, he served in an accounting and finance role with Terrabrook, a national master-planned community developer with a portfolio of over 50 communities in 20 states.  Mr. Sharp is a Certified Public Accountant in the State of Texas and has a Bachelor’s of Business Administration in Accounting from the University of Texas at Austin.

Gerald J. Reihsen, III, 52, has been our Executive Vice President — Corporate Development & Legal since June 2002.  He also serves in this capacity with Behringer Advisors, and in this and similar executive capacities with other entities sponsored by Behringer Harvard Holdings, including Behringer Harvard Opportunity REIT I, Inc. (since January 2004), Behringer Harvard Opportunity REIT II, Inc. (since January 2007), Behringer Harvard Multifamily REIT I, Inc. (since August 2006) and Behringer Harvard Multifamily REIT II, Inc. (since April 2007).  Mr. Reihsen also has served as President of Behringer Securities LP since February 2003.

For over 20 years, Mr. Reihsen’s business and legal background has centered on sophisticated financial and transactional matters, including commercial real estate transactions, real estate partnerships and public and private securities offerings.  Prior to joining Behringer Harvard in 2001, for the period from 1985 to 2000, Mr. Reihsen practiced as an outside corporate securities attorney.  After serving from 1986 to 1995 in the corporate department of Gibson, Dunn & Crutcher, LLP, a leading international commercial law firm, Mr. Reihsen established his own firm, Travis & Reihsen, where he served as a corporate/securities partner until 1998.  In 1998, Mr. Reihsen became the lead partner in the corporate/securities section of the law firm Novakov Davis, where he served until 2000.  In 2000, he practiced law as a principal of Block & Balestri, PC, a corporate and securities law firm.  In 2000 and 2001, Mr. Reihsen was employed as the Vice President — Corporate Development and Legal of Xybridge Technologies, Inc., a telecommunications software company that Mr. Reihsen helped guide through venture funding, strategic alliances with international telecommunications leaders and its ultimate sale to Zhone Technologies, Inc.  Mr. Reihsen holds FINRA Series 7, 24, 27 and 63 registrations.  Mr. Reihsen received a Bachelor of Arts degree, magna cum laude, from the University of Mississippi and a Juris Doctorate degree, cum laude, from the University of Wisconsin.

Gary S. Bresky, 44, has been our Executive Vice President since June 2002 and served as our Chief Financial Officer from June 2002 until May 2009.  Mr. Bresky also is the Executive Vice President of Behringer Advisors and serves in this and similar executive capacities with other entities sponsored by Behringer Harvard Holdings, including Behringer Harvard Opportunity REIT I, Inc. (since January 2004), Behringer Harvard Opportunity REIT II, Inc. (since January 2007), Behringer Harvard Multifamily REIT I, Inc. (since August 2006) and Behringer Harvard Multifamily REIT II, Inc. (since April 2007).

Mr. Bresky has been active in commercial real estate and related financial activities for over 20 years.  Prior to joining Behringer Harvard, Mr. Bresky served as a Senior Vice President of Finance with Harvard Property Trust, Inc. from 1997 to 2001.  In this capacity, Mr. Bresky was responsible for directing all accounting and financial reporting functions and overseeing all treasury management and banking functions of the company.  Mr. Bresky also was integral in analyzing deal and capital structures as well as participating in all major decisions related to any acquisition or sale of assets.  From 1995 until 1996, Mr. Bresky worked in the Real Estate Group at Coopers & Lybrand LLP in Dallas, where he focused on finance and accounting for both public and private real estate investment trusts.  His experience included conducting annual audits, preparing public securities reporting compliance filings and real estate securities registration statements for his clients.  From 1989 to 1994, Mr. Bresky worked with Ten West Associates, Ltd. and Westwood Financial Corporation in Los Angeles, California as a real estate analyst and asset manager for two commercial real estate portfolios.  From 1988 until 1989, Mr. Bresky worked as an analysts’ assistant for both Shearson-Lehman Bros., Inc. and Hambrecht and Quist Inc. assisting brokers in portfolio management.  Mr. Bresky holds FINRA Series 7, 24, 27 and 63 registrations.  Mr. Bresky received a Bachelor of Arts degree from the University of California — Berkeley and a Masters of Business Administration degree from the University of Texas at Austin.

M. Jason Mattox, 35, has served as our Executive Vice President since March 2006.  Mr. Mattox also serves as an Executive Vice President of Behringer Advisors and serves in this and similar executive capacities with other entities sponsored by Behringer Harvard Holdings, including Behringer Harvard Opportunity REIT I, Inc. (since March 2006), Behringer Harvard Opportunity REIT II, Inc. (since January 2007), Behringer Harvard Multifamily REIT I (since August 2006) and Behringer Harvard Multifamily REIT II, Inc. (since April 2007).

From 1997 until joining Behringer Harvard REIT I, Inc., Mr. Mattox served as a Vice President of Harvard Property Trust, Inc. and became a member of its Investment Committee in 1998.  From 1999 until 2001, Mr. Mattox served as Vice President of Sun Resorts International, Inc., a recreational property investment company, coordinating marina acquisitions throughout the southern United States and the U.S. Virgin Islands.  From 1999

until 2001, in addition to providing services related to investing, acquisition, disposition and operational activities, Mr. Mattox served as an asset manager with responsibility for over one million square feet of Harvard Property Trust, Inc.’s commercial office assets in Texas and Minnesota, overseeing property performance, management offices, personnel and outsourcing relationships.

Mr. Mattox is a continuing member of the Building Owners and Managers Association and the National Association of Industrial and Office Properties.  Mr. Mattox holds FINRA Series 7, 24 and 63 registrations.  Mr. Mattox received both a Bachelor of Business Administration degree, with honors, and a Bachelor of Science degree, cum laude, from Southern Methodist University.

William J. Reister, 50, has served as our Senior Vice President — Capital Markets since June 2010.  Mr. Reister also has served as Senior Vice President — Capital Markets of Behringer Advisors and HPT Management since June 2010 and has served in similar roles since November 2009.  Mr. Reister has over 25 years of experience in the commercial real estate industry, including investment management, finance, acquisitions, dispositions, leasing, property management, accounting and reporting.  Prior to joining Behringer Harvard, from 1996 to 2008, Mr. Reister was a senior officer with Prentiss Properties Trust and its successor, Brandywine Realty Trust, a publicly traded REIT (NYSE: BDN).  During his tenure with Prentiss, he was responsible for acquisition, disposition, leasing, asset management and operations activities of its 12 million square foot portfolio of office properties located in Dallas, Austin, Houston, Denver and Southern California.  Prior to this role, Mr. Reister was a Senior Corporate Finance Officer responsible for portfolio level acquisitions and financing.  Mr. Reister was also a member of the executive team that formed Prentiss upon its successful initial public offering, which was the culmination of investments of Prentiss Properties Realty Advisors (“PPRA”), of which Mr. Reister was a founding officer.  PPRA raised the institutional capital that became the core portfolio of Prentiss.  Prior to these activities, Mr. Reister was the Senior Operations Controller for Prentiss Properties Limited, a Corporate Controller for Cadillac Fairview and a Senior Auditor for Price Waterhouse.  Mr. Reister holds a Bachelor of Business Administration degree in Accounting from the University of Texas at Austin and is a former Certified Public Accountant.

Compensation of Executive Officers

Our executive officers also are officers of Behringer Advisors and its affiliates and are compensated by an affiliate of Behringer Advisors for their services relating to the Company, as well as for their services relating to other Behringer Harvard entities and the pursuit of other activities on behalf of Behringer Harvard.  Pursuant to our advisory management agreement, we pay certain management fees to Behringer Advisors and other affiliates of Behringer Advisors.  We do not pay any compensation to our executive officers.

All fees paid to, as well as expenses reimbursed to, Behringer Advisors are described herein under “Certain Transactions.”  As a result of the foregoing, our Compensation Committee has not included a “Compensation Discussion and Analysis,” or compensation committee report, or a non-binding stockholder advisory vote on the named executive officers’ compensation, in this Proxy Statement.

If we determine to compensate our named executive officers in the future, the Compensation Committee will review all forms of compensation and approve all stock option grants, warrants, stock appreciation rights and other current or deferred compensation payable with respect to the current or future value of our shares.

Compensation Committee Interlocks and Insider Participation

No member of our Compensation Committee served as an officer or employee of the Company or any of our subsidiaries during the fiscal year ended December 31, 2010 or formerly served as an officer of the Company or any of our subsidiaries.  In addition, during the fiscal year ended December 31, 2010, none of our executive officers served as a member of a board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our board of directors or Compensation Committee.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act, requires each director and officer and each person beneficially owning more than 10% of a registered security of the Company to file initial statements of beneficial ownership (Form 3) and statements of changes in beneficial ownership (Forms 4 and 5) of common stock of the Company with the SEC. Officers, directors and greater than 10% beneficial owners are required by SEC rules to furnish the Company with copies of all such forms they file. Based solely on a review of the copies of such forms, and amendments thereto, if any, furnished to the Company during and with respect to the fiscal year ended December 31, 2010, or written representations that no additional forms were required, the Company believes that, with the exception of one late Form 3 filed for Mr. Sharp, its officers, directors and greater than 10% beneficial owners complied with these filing requirements and filed on a timely basis in 2010.

OWNERSHIP OF EQUITY SECURITIES

The following table sets forth information as of March 15, 2011, regarding the beneficial ownership of our common stock by each person known by us to own 5% or more of the outstanding shares of common stock, each of our directors, each named executive officer, and our directors and executive officers as a group.  The percentage of beneficial ownership is calculated based on 295,772,077 shares of common stock outstanding as of March 15, 2011.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percentage of Class
Robert M. Behringer (2)(3)	28,044	*
Robert S. Aisner (3)(4)	—	—
Charles G. Dannis (5)	16,445	*
Steven W. Partridge (6)	13,940	*
G. Ronald Witten (7)	17,377	*
Scott W. Fordham (3)	—	—
James E. Sharp (3)	—	—
Gerald J. Reihsen, III (3)(8)	2,418	*
Gary S. Bresky (3)(9)	3,022	*
M. Jason Mattox (3)(10)	385	*
William J. Reister (3)	—	—
All current directors and executive officers as a group (11 persons)	81,631	*

*      Represents less than 1%

(1)          For purposes of calculating the percentage beneficially owned, the number of shares of common stock deemed outstanding includes (1) 295,772,077 shares of common stock outstanding as of March 15, 2011 and (2) shares of common stock issuable pursuant to options held by the respective person or group which may be exercised within 60 days following March 15, 2011; it does not include 1,000 shares of convertible stock owned by Behringer Advisors. Beneficial ownership is determined in accordance with the SEC rules that deem shares to be beneficially owned by any person or group who has or shares voting and investment power with respect to such shares.

(2)          Includes 22,000 shares of common stock owned by Behringer Harvard Holdings but does not include 1,000 shares of convertible stock owned by Behringer Advisors, an indirect subsidiary of Behringer Harvard Holdings. As of March 15, 2011, Mr. Behringer controlled the disposition of approximately 40% of the outstanding limited liability company interests and the voting of 85% of the outstanding limited liability company interests of Behringer Harvard Holdings.

(3)          The address of each of Messrs. Behringer, Aisner, Fordham, Sharp, Reihsen, Bresky, Mattox and Reister is c/o Behringer Harvard REIT I, Inc., 15601 Dallas Parkway, Suite 600, Addison, Texas 75001.

(4)          Does not include 22,000 shares of common stock owned by Behringer Harvard Holdings, of which Mr. Aisner controls the disposition of 4% of the limited liability company interests, or 1,000 shares of convertible stock owned by Behringer Advisors, an indirect subsidiary of Behringer Harvard Holdings. Mr. Behringer has the right to vote Mr. Aisner’s interest in Behringer Harvard Holdings.

(5)          Includes vested options exercisable into 13,750 shares of common stock. The address of Mr. Dannis is Campbell Center II, 8150 North Central Expressway, Suite 950, Dallas, Texas 75206.

(6)          Includes vested options exercisable into 11,750 shares of common stock. The address of Mr. Partridge is 1902 Spring Meadow Lane, Richardson, Texas 75081.

(7)          Includes vested options exercisable into 13,750 shares of common stock. The address of Mr. Witten is 8235 Douglas Avenue, Suite 420, Dallas, Texas 75225.

(8)          Does not include 22,000 shares of common stock owned by Behringer Harvard Holdings, of which Mr. Reihsen controls the disposition of 4.5% of the limited liability company interests, or 1,000 shares of convertible stock owned by Behringer Advisors, an indirect subsidiary of Behringer Harvard Holdings. Mr. Behringer has the right to vote Mr. Reihsen’s interest in Behringer Harvard Holdings.

(9)          Does not include 22,000 shares of common stock owned by Behringer Harvard Holdings, of which Mr. Bresky controls the disposition of 3% of the limited liability company interests, or 1,000 shares of convertible stock owned by Behringer Advisors, an indirect subsidiary of Behringer Harvard Holdings. Mr. Behringer has the right to vote Mr. Bresky’s interest in Behringer Harvard Holdings.

(10)    Does not include 22,000 shares of common stock owned by Behringer Harvard Holdings, of which Mr. Mattox controls the disposition of 1.5% of the limited liability company interests, or 1,000 shares of convertible stock owned by Behringer Advisors, an indirect subsidiary of Behringer Harvard Holdings. Mr. Behringer has the right to vote Mr. Mattox’s interest in Behringer Harvard Holdings.

AUDIT COMMITTEE REPORT

Management is responsible for the financial reporting process, including the system of internal controls, and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”).  Our independent registered public accounting firm is responsible for auditing those financial statements and expressing an opinion as to their conformity with GAAP.  The Audit Committee’s responsibility is to oversee and review these processes.  We are not, however, professionally engaged in the practice of accounting or auditing, and do not provide any expert or other special assurance as to such financial statements concerning compliance with the laws, regulations or GAAP or as to the independence of the registered public accounting firm.  The Audit Committee relies, without independent verification, on the information provided to us and on the representations made by management and the independent registered public accountants.

In this context, the Audit Committee has met and held discussions with management and Deloitte & Touche LLP, the Company’s independent registered public accounting firm, regarding the fair and complete presentation of the Company’s results.  The Audit Committee has discussed significant accounting policies applied by the Company in its financial statements, as well as alternative treatments.  Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with GAAP, and the Audit Committee has reviewed and discussed the consolidated audited financial statements with management and the Company’s independent registered public accounting firm.  The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T.

In addition, the Audit Committee has discussed with the independent registered public accounting firm its independence from the Company and its management, including its advisor and its affiliates, including the matters in the written disclosures and the letter provided to the Audit Committee by the independent registered public accounting firm, as required by the PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence.  The Audit Committee has concluded that the independent registered public accounting firm is independent from the Company.

The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for its audit.  The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of its examination, the evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.  The Audit Committee also has reviewed and discussed the audited financial statements with management.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the board of directors, and the board approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010, for filing with the SEC.  In addition, the Audit Committee has selected, and the board of directors has ratified the selection of, the Company’s independent registered public accounting firm.  The following independent directors, who constitute the Audit Committee, provide the foregoing report.

AUDIT COMMITTEE:

Steven W. Partridge, Chairman
Charles G. Dannis
G. Ronald Witten

The foregoing report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under either Act.

Independent Registered Public Accounting Firm

We have selected Deloitte & Touche LLP to serve as our independent registered public accounting firm for the year ending December 31, 2011.  Our management believes that Deloitte & Touche LLP is knowledgeable about our operations and accounting practices and is well qualified to act as our independent registered public accounting firm.

One or more representatives of Deloitte & Touche LLP have been invited and may be present at the Annual Meeting.  They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Audit and Other Fees

The following table presents (in thousands) fees for professional services rendered by our independent registered public accounting firm, Deloitte & Touche LLP, the member firm of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, the “Deloitte Entities”) for the audit of our annual financial statements for the years ended December 31, 2010 and 2009:

	2010 ($)	2009 ($)
Audit Fees (1)	748	925
Audit-Related Fees	—	—
Tax Fees (2)	69	44
All Other Fees	—	—
Total Fees	817	969

(1)          Audit fees consist principally of fees for the audit of our annual financial statements and review of our financial statements included in our quarterly reports on Form 10-Q.

(2)          Tax fees consist principally of assistance with matters related to tax compliance, tax planning and tax advice.

Audit Committee’s Pre-Approval Policies and Procedures

The Audit Committee must approve any fee for services to be performed by the Company’s independent registered public accounting firm in advance of the service being performed. For proposed projects using the services of the Company’s independent registered public accounting firm that are expected to cost under $25,000, the Audit Committee will be provided information to review and must approve each project prior to commencement of any work.  For proposed projects using the services of the Company’s independent registered public accounting firm that are expected to cost $25,000 and over, the Audit Committee will be provided with a detailed explanation of what services are being included, and asked to approve a maximum amount for specifically identified services in each of the following categories: (a) audit fees; (b) audit-related fees; (c) tax fees; and (d) all other fees for any services allowed to be performed by the independent registered public accounting firm.  If additional amounts are needed, the Audit Committee must approve the increased amounts prior to the previously approved maximum being reached and before the additional work may continue.  Approval by the Audit Committee may be granted at its regularly scheduled meetings or otherwise, including by telephonic or other electronic communications.  The Company will report the status of the various types of approved services and fees, and cumulative amounts paid and owed, to the Audit Committee on a regular basis.

The Audit Committee approved all of the services provided by, and fees paid to, the Deloitte Entities during the years ended December 31, 2010 and 2009.

CERTAIN TRANSACTIONS

Policies and Procedures with Respect to Related Party Transactions

Our existing charter contains provisions setting forth our ability to engage in certain related party transactions. Our board reviews all of the related party transactions and, as a general rule, any related party transactions must be approved by a majority of the directors not otherwise interested in the transaction. In determining whether to approve or authorize a particular related party transaction, our directors will consider whether the transaction between us and the related party is fair and reasonable to us and has terms and conditions no less favorable to us than those available from unaffiliated third parties.  We believe that our general policies and procedures regarding related party transactions are evidenced by the disclosures above.

Related Party Transactions

Behringer Advisors and certain of its affiliates have earned fees and compensation in connection with each of our public offerings and earn fees and compensation in connection with the acquisition, management and sale of our assets.

We pay Behringer Advisors, or its affiliates, acquisition and advisory fees of up to 2.5% of (1) the purchase price of real estate investments acquired directly by us, including any debt attributable to these investments, or (2) when we make an investment indirectly through another entity, our pro rata share of the gross asset value of real estate investments held by that entity.  We also pay Behringer Advisors or its affiliates up to 0.5% of the contract purchase price of each asset purchased or the principal amount of each loan made by us for reimbursement of expenses incurred by Behringer Advisors related to making the investment.  Behringer Advisors did not earn any acquisition and advisory fees, and we reimbursed no expenses, for the year ended December 31, 2010.

We pay Behringer Advisors or its affiliates a debt financing fee equal to 1% of the amount of any debt made available to us.  We incurred no debt financing fees for the year ended December 31, 2010.

We pay HPT Management, our property manager and an affiliate of our advisor, fees for management, leasing and construction supervision of our properties, which may be subcontracted to unaffiliated third parties.  The management fees are generally equal to approximately 3% of gross revenues of the respective property; leasing commissions are based upon the customary leasing commission applicable to the geographic location of the respective property; and construction supervision fees based on hard construction costs incurred in connection with the construction work and in accordance with the rates set forth in the property management and leasing agreement.  In the event that we contract directly with a non-affiliated third party property manager for management of a property, we pay HPT Management an oversight fee equal to 0.5% of gross revenues of the property managed.  In no event will we pay both a property management fee and an oversight fee to HPT Management with respect to any particular property.  We incurred and expensed fees of approximately $16.7 million for the year ended December 31, 2010 for the services provided by HPT Management in connection with our real estate and investment properties.

Depending on the nature of the asset at the time the fee is incurred, we pay Behringer Advisors an annual asset management fee of either (1) 0.6% of aggregate asset value for operating assets or (2) 0.6% of total contract purchase price plus budgeted improvement costs for development or redevelopment assets (each fee payable monthly in an amount equal to one-twelfth of 0.6% of such total amount as of the date it is determinable).  For the year ended December 31, 2010, we incurred and expensed approximately $20.1 million of asset management fees.  Additional asset management fees of approximately $8.9 million were waived by Behringer Advisors for this period.

Behringer Advisors requires us to reimburse it for costs and expenses paid or incurred to provide services to us, including the costs of goods, services or materials used by us and the salaries and benefits of persons employed by it and its affiliates and performing services for us; provided, however, no reimbursement is made for salaries and benefits to the extent the advisor receives a separate fee for the services provided.  HPT Management also requires us to reimburse it for costs and expenses paid or incurred to provide services to us, including salaries and benefits of persons employed by it and its affiliates and engaged in the operation, management, maintenance and leasing of our properties.  For the year ended December 31, 2010, we incurred and expensed approximately $31.6 million for reimbursement of these costs and expenses to Behringer Advisors and HPT Management.

At January 1, 2011, we had payables to related parties of approximately $2.2 million consisting primarily of expense reimbursements payable to Behringer Advisors and property management fees payable to HPT Management.

Behringer Advisors or its affiliates will be paid disposition fees if the advisor or its affiliates provide a substantial amount of services, as determined by our independent directors, in connection with the sale of one or more properties.  In the event of a sale, we will pay the advisor, or its affiliates, an amount equal to the lesser of (subject to the limitation set forth below): (a) one-half of the brokerage commission paid, or (b) 3% of the sales price of each property sold.  This fee will not be earned or paid unless and until our stockholders have received total distributions (excluding the 10% stock dividend) in an amount equal to or greater than the sum of the aggregate capital contributed by stockholders plus a 9% annual, cumulative, non-compounded return thereon.  Subordinated disposition fees that are not earned and payable at the date of sale are considered a contingent liability which will be earned and paid when the above condition has been satisfied, if ever.  As of January 1, 2011, assuming all the conditions above are met, Behringer Advisors would be paid approximately $1.6 million in disposition fees.

We terminated our third and final primary public offering on December 31, 2008 and currently are offering shares of our common stock only to our existing stockholders through our distribution reinvestment plan, or “DRIP.”  We do not pay any selling commissions or dealer manager fees in connection with the sale of shares pursuant to the DRIP, and thus have not paid any of these fees since January 1, 2011.

PROPOSAL 2

CHARTER AMENDMENT

Our management anticipates either listing our common stock on a national securities exchange, merging or otherwise selling our Company or its portfolio as a whole, or liquidating our assets between 2013 and 2017.  Depending upon then prevailing market conditions, our management intends to consider beginning the process of listing our common stock, merging or selling our Company or its portfolio, or liquidating our assets prior to 2013.  As we look toward a possible future liquidity event, we have re-examined our governing documents.  As a result of that review process, our board of directors has concluded that our existing charter is unduly restrictive and may ultimately limit our ability to effectuate our strategies in connection with a future liquidity event.  As part of a potential listing strategy, we may, for example, consider a phased-in liquidity program, which would provide for the immediate listing of a certain percentage of the outstanding shares of our common stock, followed by the listing of additional percentages of our existing shares of common stock over time.  We would implement this type of liquidity program by classifying our common stock, and declaring and paying dividends on our existing common stock in the form of new classes of common stock.  The restrictions contained in our existing charter, including the restriction on our ability to pay distributions in-kind, would hinder our ability to implement this type of liquidity strategy.  Therefore, we are proposing certain amendments that will give our board the flexibility to effectuate these and other potential liquidity strategies, including any merger, reorganization, business combination, share exchange, acquisition or other similar transaction in which our stockholders would receive cash or the securities of another issuer that are listed on a national securities exchange, as full or partial consideration for their shares.  Under the Ninth Articles, for example, our board will have complete discretion to increase the number of authorized shares, to establish the terms of any class or series of stock and to cause us to declare and pay dividends in one class of stock to the holders of shares of any other class of stock without obtaining stockholder approval.  No assurance can be given, however, that even if our stockholders approve the Ninth Articles, we will proceed with a listing, merger, sale or other liquidity event.

Another objective in pursuing the amendment and restatement of our charter is to remove the limitations imposed by the NASAA REIT Guidelines.  Our charter was designed to, among other things, satisfy certain requirements imposed by certain state securities administrators in connection with our public “best efforts” common stock offerings.  More specifically, as a condition to selling our common stock in certain jurisdictions, certain state securities administrators required us to include in our charter provisions consistent with those stated in the NASAA REIT Guidelines, which they deemed were applicable to a REIT that is making a public offering of securities which are not listed for trading on a national securities exchange or designated for quotation on an over-the-counter market.  Our last “best efforts” public offering was terminated in 2008.  We are no longer raising capital through this type of public offering, and we do not intend to do so in the future.  We believe that the limitations included in our charter which derive from the NASAA REIT Guidelines at a minimum create interpretive questions, resulting in uncertainty which could impair our ability to operate as we move forward.

We believe that by removing the NASAA-mandated provisions and amending and restating our charter so that it instead follows Maryland law, under which we are organized, the resulting charter will be more similar to those of public REITs incorporated in Maryland.  Although the proposed amendments may remove certain stockholder voting provisions and stockholder rights, as discussed in more detail below, we are of the view that these proposed amendments will provide us with greater flexibility in implementing our overall business plan.  If the Ninth Articles are approved and take effect, our board will amend our bylaws to eliminate inconsistencies resulting from the proposed amendments and to make certain other changes to our bylaws.

Our final objective is to amend our charter to include a provision requiring any person making a tender offer, including any “mini-tender” offer made for fewer than 5% of our outstanding securities, to comply with most of the provisions of Regulation 14D of the Exchange Act.  The board believes that the addition of this provision will further protect the Company and its stockholders by requiring any person or group seeking to tender for the Company’s shares to provide substantial disclosure regarding its or their offer.

Principal Changes

Set forth below is a summary of the principal changes that will be made to our existing charter by the Ninth Articles, if approved by our stockholders.  The summary description is qualified in its entirety by the complete text of the Ninth Articles of Amendment and Restatement, which is included as Annex A to this proxy statement and which has been marked to show the proposed changes from our existing charter.

Provisions Regarding Behringer Advisors and its Affiliates.  Our existing charter contemplates us being advised and managed by a third party advisor and property manager.  The charter contains a number of provisions that impose restrictions on transactions between us and our “Advisor” or its affiliates.  The charter also limits the fees that we may pay, and the expenses we may reimburse, to our Advisor and its affiliates, and prohibits us from reimbursing the Advisor at the end of any fiscal quarter for total operating expenses that, in the four consecutive fiscal quarters then ended, exceed the greater of 2% of average invested assets or 25% of net income (referred to as the “2%/25% Limit”) for such year.  In anticipation of a possible future liquidity event, we may consider internalizing the management functions performed for us by Behringer Advisors and its affiliates by acquiring these entities via merger or otherwise, which would result in these provisions being inapplicable. Thus, to prepare for such a possible change, we are proposing to eliminate all references in our charter to the “Advisor” as well as provisions governing our relationship with the “Advisor.”  Under our current charter (like most other public listed and non-listed REIT charters), there is no requirement that any such internalization require a vote of our stockholders. The Ninth Articles do not change this. Until an internalization transaction occurs, if ever, all of the material terms of the arrangements between us and Behringer Advisors, including the limits on fees that we may pay, and the expenses we may reimburse, to Behringer Advisors, will continue to be governed by our advisory management agreement, and all of the material terms of the arrangements between us and our property manager will continue to be governed by our property management agreement.  We also note that, with respect to the 2%/25% Limit, our independent directors have always had the ability to make a finding that, based on such unusual and non-recurring factors that they deem sufficient, a higher level of expenses is justified, so long as the excess amount, and an explanation of the factors considered by the independent directors in determining the excess amount was justified, is disclosed to stockholders.  Because the independent directors have always had the power to override the 2%/25% Limit, and will continue to be able to do so pursuant to the terms of the advisory management agreement, we believe that the removal of this limit will have little practical effect on us.

In addition, the existing charter contains numerous provisions imposing restrictions on transactions between us and our “Sponsor” or its affiliates.  The “Sponsor” is a concept imposed by the NASAA REIT Guidelines and is broadly defined in our existing charter to mean any person: who is instrumental in organizing our Company; who will manage or participate in the management of our Company; who takes the initiative in organizing our Company, and receives a material participation for doing so; who has a substantial number of relationships and contacts with our Company; who possesses significant rights to control properties; who receives non-customary fees for providing services to us; or who provides goods or services to us on a non-arm’s length basis.  The existing charter restricts our ability to engage in transactions with any “Sponsor.”  Because “Sponsor” is defined so broadly, to include even those persons with whom we have a substantial number of contacts, we believe that the inclusion of this concept in the charter is unduly restrictive upon our operations.  We are therefore proposing to eliminate all references in our charter to the “Sponsor.”  However, to ensure that all related party transactions continue to receive board scrutiny, the Ninth Articles will continue to require that any proposed acquisition, sale or loan transaction with Behringer Harvard Holdings or its affiliates be approved by a majority of our directors not otherwise interested in the transaction. As explained in more detail below, under our current board structure, the directors that would be “not otherwise interested in the transaction” are the same directors that are “independent,” and thus this change would have no practical effect for our existing board.

Director “Independence.”  Our existing charter requires that a majority of our board will consist of “Independent Directors,” with “independence” defined in accordance with the NASAA REIT Guidelines.  The NASAA REIT Guidelines’ definition focuses primarily on the relationship of a director with the “Sponsor,” the “Advisor” or any of their affiliates.  Until our securities are listed on a national securities exchange, if ever, we believe that it is important to maintain the requirement that a majority of our board members be independent.  However, because the definition of “Independent Director” is not consistent with the definitions of independence used by other REITs with publicly listed securities, we are proposing to instead use the definition of “independence” adopted by the NYSE.  Our board already evaluates the independence of our directors in accordance with the NYSE criteria, and has determined that Messrs. Dannis, Partridge and Witten satisfy the NYSE definition of “independence.”

We are also proposing to add a new section to the Ninth Articles, Article XII, to clarify that, in the event of, and immediately upon, the listing of the shares of our equity stock on a national securities exchange, the requirement that a majority of the board be “independent directors” (as defined under the NYSE rules and regulations) will no longer apply.  If, in the future, we effect the listing of our shares on a national securities exchange, we will be required to operate under the rules of that particular exchange with respect to the independence of our directors.  We are proposing this change to avoid any potential redundancies or conflicts between the rules of the exchange on which we may list and the rules of our charter.  We note, for your information, that if we were to become listed on the NYSE, we would still be required to have a majority of independent directors on our board under the rules of the NYSE.

Independent Director Requirements.  The existing charter also requires that certain determinations (for example, a determination that we are following our investment policies) be made by a majority of our “Independent Directors” and that certain transactions (including, without limitation, the purchase of property from the “Sponsor,” the “Advisor,” our directors or any of their affiliates, the sale of property to these parties and the borrowing of money from these parties) be approved by a majority of our “Independent Directors.”  These provisions were originally included in our charter to be consistent with the NASAA REIT Guidelines, and are more restrictive than otherwise required for a public company organized in Maryland and are more restrictive than are commonly contained in charters of other REITs with publicly listed securities.  Under Maryland law, we may enter into a transaction with any of our directors and any other entity in which any of our directors is a director or has a material financial interest, so long as the transaction is approved by a majority of our disinterested directors and the transaction is fair and reasonable to us.  The Ninth Articles adopt a standard more akin to, but still more restrictive than, that which is required by Maryland law, and require that so long as a direct or indirect Behringer Harvard Holdings subsidiary is our advisor any proposed acquisition, sale or loan transaction with Behringer Harvard Holdings, Behringer Advisors, any director or any of their respective affiliates be approved by a majority of our directors not otherwise interested in the transaction, as fair and reasonable to us.  Because Messrs. Behringer and Aisner would be deemed to have an interest in any transaction with Behringer Harvard Holdings or Behringer Advisors, any such transaction considered by our current board would need to be approved by a majority of Messrs, Dannis, Partridge and Witten.  Thus, the adoption of the Ninth Articles will not have any practical effect on the approval processes of our board, as currently structured, in that each transaction involving a conflict with Behringer Harvard Holdings or Behringer Advisors will continue to require the approval of a majority of our “independent” directors.

Experience of Directors. Our existing charter contains provisions requiring all directors to have at least three years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the type of assets being acquired by us.  The existing charter also provides that at least one of our “Independent Directors” is required to have at least three years of “relevant real estate experience.”  Both of these provisions were included in compliance with the NASAA REIT Guidelines, but the NASAA REIT Guidelines do not define the terms “relevant experience” or “relevant real estate experience.”  If construed narrowly, these provisions could cause us to exclude an otherwise qualified director candidate.  Accordingly, we believe that this proposed change will allow us to consider qualified candidates for our board with a broader range of experience that may be important for us as we look toward potential future liquidity events.

Investment and Borrowing Limitations. Article IX of our existing charter contains a number of limitations and restrictions on our ability to make certain types of investments in real estate, real estate-related instruments and equity securities, as well as our ability to borrow and incur indebtedness.  These investment limitations were included in order to comply with the NASAA REIT Guidelines.  Our board believes that the elimination of these restrictions is desirable, and will provide us with greater flexibility in our operations as well as the ability to expand our investment and capital market opportunities. For example, in connection with acquiring properties, we have borrowed funds both on a short-term basis and on a longer-term basis, as appropriate. Because of the NASAA REIT Guidelines requirements, however, our existing charter restricts our total indebtedness to 300% of our net assets. Although we have no current intention to exceed that level of indebtedness, we believe that such a limit on our borrowings could impair our ability to engage in potentially advantageous transactions and investment opportunities, and we believe that such decisions should be left to our experienced management and board. Accordingly, the Ninth Articles do not contain any limitation on the amount or percentage of indebtedness that we may incur in the future.  One potential adverse consequence of this change is that we could become more highly leveraged, resulting in an increase in the amount of debt repayment. This, in turn, could increase our risk of default on our obligations and adversely affect our results of operations and our ability to make distributions to our stockholders. Nonetheless, our board believes that this change will give us greater flexibility to allow us to expand our investment and capital market opportunities.  As another example, the Ninth Articles also eliminate the restriction in our existing charter related to investments by us in equity securities. Under the Ninth Articles, decisions concerning investment in equity securities will be made by the board, using the standards applicable to all director decisions.

Although our existing charter contains these various limitations and restrictions, our board has always had the authority, subject to Section 7.3 of our existing charter, to make binding determinations regarding “any matter relating to the acquisition, holding and disposition of any assets by the Company . . .  or any other matter relating to the business and affairs of the Company,” which would include matters related to our investments and borrowings, among other matters.  These determinations, if made in good faith and in the absence of actual receipt of an improper benefit in money, property or services or active and deliberate dishonesty established by a court, will be final and conclusive and are binding upon the Company.  Thus, because the board has always had the power to override the limitations and restrictions imposed by the NASAA REIT Guidelines, the removal of these provisions will have no practical effect on us.

We further note that our board has adopted investment policies and monitors management compliance with these policies. These investment policies take into account, among other things, the complex rules and interpretations required to maintain REIT status under the Internal Revenue Code of 1986, as amended.  Notwithstanding the proposed changes to our charter, our board and our management is, and will continue to be, responsible for evaluating and determining whether to make investments in accordance with these policies.

Stockholder Voting and Other Provisions.  We are proposing to remove Article XI of our existing charter to align our charter with those of other listed REITs organized under Maryland law.  The provisions set forth in this article generally were included in order to be consistent with the NASAA REIT Guidelines.  These provisions contained a broad spectrum of rights, which often have unintended consequences to us and, ultimately, our stockholders.  For example, our existing charter grants any stockholder broad access to the stockholder list.  In the past, persons holding small numbers of shares have taken advantage of these provisions to obtain the names and addresses of our other stockholders for the purpose of making unsolicited offers to purchase their securities for a per share price significantly less than the price at which the holders purchased the shares.  These offers, when made for fewer than 5% of our outstanding securities, are considered “mini-tender” offers.  We believe that these mini-tender offers are potentially harmful to our stockholders, as they are not subject to the filing, disclosure and procedural requirements established by the SEC for formal tender offers.  In addition, responding to these mini-tender offers can be both costly and time consuming for the Company.  We are proposing to eliminate this broad access to our stockholder list, which means that we will be subject to the general provisions of Maryland law, which grants stockholders more limited rights of inspection.

Other changes that will result from the removal of this Article XI include the elimination of the provision that provides holders of 10% or more of our outstanding voting stock with the right to cause us to call a special meeting of stockholders.  If the Ninth Articles are approved, we will, however, amend our bylaws to provide that holders of shares of our outstanding stock entitled to cast a majority of the votes entitled to be cast on a matter may cause us to call a special meeting of stockholders for the purpose of acting on such matter.  In addition, the amendment will result in the elimination of Section 11.6, which relates to our requirement to prepare an annual report.  Following this change, we will continue to be subject to the rules and regulations promulgated by the SEC related to annual reports as well as the general provisions of Maryland law requiring us to prepare an annual statement of affairs.

Although these changes may reduce certain rights currently held by stockholders, we are of the view that the proposed amendments will provide us with greater flexibility with respect to the continued implementation of our business plan, and will make us more competitive with other listed REITs.

Exculpation and Indemnification Requirements.  Our existing charter currently limits our ability to indemnify and exculpate our directors and officers, consistent with the limitations set forth in the NASAA REIT Guidelines.  We are proposing to amend these provisions to state that our directors and officers will be held harmless and indemnified by the Company to the maximum extent permitted by Maryland law.  Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of directors and officers to the corporation and its stockholders for money damages, except for liability resulting from (1) actual receipt of an improper benefit or profit in money, property or services or (2) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. Maryland law also permits a Maryland corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or threatened to be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. In addition, Maryland law permits a Maryland corporation to advance reasonable expenses to a director or officer upon receipt of (x) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification and (y) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed if it is ultimately determined that the standard of conduct was not met.  These amended provisions will provide our directors and officers with broader and more comprehensive exculpation and indemnification rights, particularly with respect to the payment and advancement of expenses.

If the Ninth Articles are approved, we will continue to provide indemnification and advancement of expenses for our current directors and certain officers.  However, by removing these NASAA-mandated indemnification and exculpation provisions, we believe that our charter will be more consistent with other Maryland companies, specifically other Maryland public companies, and will enable us to retain qualified and experienced officers and directors.

Flexibility for Potential Future Liquidity.  Our current charter restricts our ability to pay distributions in-kind and does not permit us to make dividends payable in shares of any one class of stock to the holders of shares of any other class of stock without stockholder approval.  We are proposing to amend these provisions of our charter now so that in the future we will have maximum flexibility if we choose to implement a liquidity program.  Specifically, if we determine to implement a phased-in liquidity program, these changes will allow us to make dividends to our common stockholders in the form of other classes or series of equity stock.

Tender Offer Provisions. Our charter would be amended to include, as Section 12.2, a provision requiring any person making a tender offer, including any “mini-tender” offer made for fewer than 5% of our outstanding securities, to comply with most of the provisions of Regulation 14D of the Exchange Act, including the notice and disclosure requirements.  Section 12.2 would require any offeror to provide us with notice of that tender offer at least ten business days before initiating the tender offer.  If the offeror did not comply with these provisions, we would have the right to redeem that person’s shares and any shares acquired in the tender offer.  In addition, the non-complying offeror would be responsible for all of our expenses in connection with that person’s noncompliance.

We believe that these mini-tender offers are potentially harmful to our stockholders, as they are not subject to the filing, disclosure and procedural requirements established by the SEC for formal tender offers.  In addition, responding to these mini-tender offers can be both costly and time consuming for the Company.  We believe that the addition of Section 12.2 will further protect the Company and its stockholders by requiring any person or group seeking to tender for the Company’s shares to provide substantial disclosure regarding its or their offer.

Conforming Changes and Other Ministerial Modifications.  The Ninth Articles reflect a number of changes and other modifications of a ministerial nature that are necessary in view of the changes being proposed. These changes and modifications include, among other things, deletion and revision of definitions, references and cross-references and other provisions which are no longer applicable to us or which need to be updated, and the necessary re-numbering and lettering of remaining provisions.

In addition, if the Ninth Articles are approved by our stockholders, we will also amend and restate our bylaws, in order to make certain conforming changes and other changes to our bylaws, but these changes to the bylaws will not require action by our stockholders.

Summary of Changes

Listed below, in summary form, are the changes that will be made to our existing charter if the proposed amendment and restatement is approved by the stockholders at the Annual Meeting.

•                                          Amend Section 5.2(iii) to remove the restriction, imposed by the NASAA REIT Guidelines, on our ability to pay distributions in-kind.

•                                          Remove Section 5.4, which states the nature of the equity stock, and Section 5.7, which states that we will not issue any share certificates.

•                                          Insert a new provision, Section 5.7, clarifying that except as may be provided by the board in setting the terms of any classified or reclassified shares, no stockholder will have any preemptive rights to purchase or subscribe for additional shares of equity stock.

•                                          Remove Section 5.8, which describes the investor suitability standards applicable to our “best efforts” public offerings, and how determinations of suitability should be made.

•                                          Insert a new provision, Section 5.10, clarifying that stockholders may approve an action by written consent only if it is approved unanimously.

•                                          Amend Section 5.9 (Article VI of the Ninth Articles) which relates to our stock ownership limits, to include a number of clarifying changes, including a provision (Section 6.2(viii)) permitting our board to, from time to time, increase the ownership limits for one or more persons and decrease the ownership limits for all other persons.

•                                          Amend Section 6.1 (Section 7.2 of the Ninth Articles), which requires that a majority of our board be comprised of “Independent Directors.”  The purpose of this change is to define “independence” in accordance with the rules and regulations of NYSE, as in effect from time to time, rather than in accordance with the NASAA REIT Guidelines.

•                                          Further amend Section 6.1 (Section 7.1 of the Ninth Articles) to remove the maximum number of directors, reduce the minimum number of directors from three to the minimum number required by Maryland Law, which is currently one, and provide that our board of directors will have the exclusive authority to fill vacancies on our board.

•                                          Remove Section 6.2, which requires that all directors have three years of “relevant experience” and that at least one “Independent Director” has three years of “relevant real estate experience.”

•                                          Remove Section 6.5, which states that each director serves in a fiduciary capacity to the Company.  Under the Ninth Articles, the fiduciary duties of our directors will be governed by Maryland law.

•                                          Remove Section 6.4, which provides that directors serve for a one-year term.  Following this change, our directors will continue to serve for one-year terms under the general provisions of Maryland law.

•                                          Amend Section 6.6 (Section 7.4 of the Ninth Articles) to provide that directors may only be removed for cause.

•                                          Amend Section 7.2 (Section 7.5(ii) of the Ninth Articles) to remove the enumeration of certain specific powers of the board, including those related to the following: investments: the sale, disposition and use of our assets; financings; lending; expenses and taxes; collection and enforcement; deposits; allocation and accounts; the valuation of our assets; ownership and voting powers; the appointment of officers and the delegation of powers; associations such as joint ventures; Company reorganizations; insurance; distributions; the discontinuation of our operations; our fiscal year; our seal and our bylaws; and the listing of our shares.  This change will clarify that the enumeration of particular powers of the board included in the charter will in no way limit the powers conferred upon the board under the Maryland General Corporation Law, as amended (“MGCL”), Maryland law or any other applicable laws.

•                                          Further amend Section 7.2(vi) (Section 7.5(iv) of the Ninth Articles) to specifically authorize our board to cause us to declare and pay a dividend payable in shares of any one class of stock to the holders of shares of any other class of stock without obtaining stockholder approval.

•                                          Remove Article VIII, which governs the relationship with our advisor, including without limitation: (1) the board’s supervision and evaluation of the performance of our advisor; (2) our advisor’s fiduciary responsibility to the Company and our stockholders; (3) the termination of the advisory management agreement; and (4) the fees that may be paid , and expenses that may be reimbursed, to our advisor, including a real estate disposition fee, incentive fees, acquisition fees, the reimbursement of organization and offering expenses and the reimbursement of total operating expenses.   Specifically, Section 8.10 prohibits us from reimbursing the advisor at the end of any fiscal quarter for total operating expenses that, in the four consecutive fiscal quarters then ended, exceed the greater of 2% of average invested assets or 25% of net income for such year.

•                                          Remove Article IX, which sets forth our investment objectives and states the frequency under which our investment policies must be reviewed.  Article IX also enumerates those types of assets in which we may invest, as well as certain NASAA-mandated restrictions on our investments, including, without limitation, restrictions on investments in unimproved real property, commodities and commodity futures, contracts for the sale of real estate, mortgage loans, mezzanine debt and equity securities, and limits on our ability to borrow.

•                                          Amend Article X (Article VIII of the Ninth Articles), which contains a number of restrictions relating to transactions we may enter into with our sponsor, our advisor, the directors and any of their respective affiliates, to remove the requirement that these transactions be approved by a majority of our “Independent Directors.”  Each transaction will continue to be required to be approved by a majority of directors not otherwise interested in the transaction.

•                                          Remove Section 10.4, which relates to the conflict resolution policies in respect of investment opportunities that are suitable for both us and other companies affiliated with our advisor.

•                                          Remove Article XI, which, among other things, relates to the following matters:

•                  Section 11.1 states that a majority of voting shares present at an annual meeting may, without the necessity for concurrence by the directors, vote to elect the directors.  Following this change, our directors will be elected by a plurality of the votes cast and, practically, the holders of a majority of voting shares present at our annual meetings will continue to be able to elect our directors.

•                  Section 11.1 provides holders of 10% or more of our outstanding voting stock with the right to cause us to call a special meeting of stockholders.  If the Ninth Articles are approved, we will amend our bylaws to provide that holders of shares of our outstanding stock entitled to cast a majority of the votes entitled to be cast on a matter may cause us to call a special meeting of stockholders for the purpose of acting on such matter.

•                  Section 11.3 states that our advisor, our directors or affiliates may not vote on matters submitted to stockholders regarding the removal of our advisor, the directors or any affiliates or any transaction between us and any of them.

•                  Sections 11.4 and 11.5 relate to access to records by stockholders.  Following this change, we will continue to be subject to the general provisions of Maryland law granting stockholders inspection rights in specified circumstances.

•                  Section 11.6 relates to our requirement to prepare an annual report.  Following this change, we will continue to be subject to the rules and regulations promulgated by the SEC related to annual reports as well as the general provisions of Maryland law requiring us to prepare an annual statement of affairs.

•                                          Amend 12.2 (Section 9.2 of the Ninth Articles), which currently limits our ability to hold harmless our directors and our officers, in order to allow us to hold harmless our directors and officers, both present and former, to the maximum extent that Maryland law, in effect from time to time, permits the limitation of liability of directors and officers.

•                                          Amend Section 12.3 (Section 9.3 of the Ninth Articles), which currently sets various limits on our ability to indemnify, and pay or reimburse reasonable expenses in advance of a final disposition of a proceeding to, directors, officers, employees, agents, our advisor and affiliates.  Under the Ninth Articles, we will be able to indemnify our directors and officers to the maximum extent permitted by Maryland law.

•                                          Remove the voting provisions of Article XIII (Article X of the Ninth Articles), which generally require us to obtain the approval of a majority of our outstanding voting shares in order for us to amend our charter and for our board to cause a reorganization, to cause a merger or consolidation, to sell all or substantially all of our assets or to dissolve or liquidate the Company.  Instead, we are proposing to insert a new provision, Section 5.9, that will allow the holders of a majority of all the votes entitled to be cast on a matter to approve it notwithstanding any contrary provision of law requiring a greater number of votes to approve a matter, except as may be provided otherwise in the charter, as amended and restated.

•                                          Remove the provisions of Section 13.3 that limit our ability to participate in a roll-up transaction.

•                                          Remove Article XV, which contains miscellaneous provisions, including the provision that, if in the opinion of our board of directors the provisions of the NASAA REIT Guidelines conflict with the provisions of the MGCL, the NASAA REIT Guidelines will control, except where the MGCL provisions are mandatory.

•                                          Add a new Article XII, Section 12.1 to clarify that, in the event of, and immediately upon, the listing of the shares of our equity stock on a national securities exchange, the following provisions of the Ninth Articles will no longer apply to our Company: Section 7.2 (related to director independence),  Section 11.1 (which provides that if we are not in the process of listing our shares or making an orderly dissolution by February 19, 2017, stockholders holding 10% or more of our common stock may direct the Company to proxy all of the stockholders to vote upon a dissolution); and Section 11.2 (which provides that if a listing of our shares does not occur by February 19, 2017 or stockholders vote to approve the termination of the Company, the Company will immediately undertake an orderly liquidation and sale of its assets).

•                                          Add a new Article XII, Section 12.2 to require any person making a tender offer, including any “mini-tender” offer made for fewer than 5% of our outstanding securities, to comply with most of the provisions of Regulation 14D of the Exchange Act, including the notice and disclosure requirements.

Effectiveness of the Ninth Articles of Amendment and Restatement

If approved by the stockholders, the Ninth Articles will become effective when filed with, and accepted for record by, the SDAT.

Appraisal Rights

Under Maryland law and our charter, you will not be entitled to rights of appraisal with respect to the Ninth Articles.  Accordingly, to the extent that you object to the Ninth Articles, you will not have the right to have a court judicially determine (and you will not receive) the fair value for your shares of common stock under the provisions of Maryland law governing appraisal rights.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE AMENDMENT AND RESTATEMENT OF OUR CHARTER.

PROPOSAL 3

ADJOURNMENT

This third proposal is to permit our board to adjourn the Annual Meeting, if necessary, to solicit additional proxies in favor of Proposals 1 and 2 if there are not sufficient votes for those proposals.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

ADDITIONAL INFORMATION

Householding

The SEC permits a single set of annual reports and proxy statements to be sent to any household at which two or more stockholders reside if they appear to be members of the same family. Each stockholder continues to receive a separate proxy card. This procedure, referred to as householding, reduces the volume of duplicate information stockholders receive and reduces mailing and printing costs.  Only one copy of this Proxy Statement and the 2010 Annual Report will be sent to certain beneficial stockholders who share a single address, unless any stockholder residing at that address has given contrary instructions.

If any beneficiary stockholder residing at such an address desires at this time to receive a separate copy of this Proxy Statement and the 2010 Annual Report or if any stockholder wishes to receive a separate Proxy Statement and 2010 Annual Report in the future, the stockholder should contact our Investment Services Department by telephone at (866) 655-3600, or by mail at Behringer Harvard REIT I, Inc., Attn: Investment Services, 15601 Dallas Parkway, Suite 600, Addison, Texas 75001.

Stockholder Proposals

The rules promulgated by the SEC require that any proposal by a stockholder for consideration at the 2012 Annual Meeting of Stockholders be received by us no later than December 3, 2011, if any such proposal is to be eligible for inclusion in our proxy materials for our 2012 Annual Meeting.  Under such rules, we are not required to include stockholder proposals in our proxy materials unless certain other conditions specified in the rules are met.

In addition, a stockholder or stockholder group can nominate a candidate for director by following the requirements of Rule 14a-11 of the Exchange Act. Stockholders who wish to nominate a candidate for director for consideration at our 2012 Annual Meeting must file the required notice on Schedule 14N not later than the 120th day and not earlier than the 150th day prior to the first anniversary of the proxy statement for the preceding year’s annual meeting. For our annual meeting to be held in 2012, a stockholder must file the required notice on Schedule 14N not earlier than November 3, 2011 and not later than December 3, 2011.

Further, nominations by stockholders of candidates for director or proposals of other business by stockholders not intended to be included in our proxy materials must be submitted in accordance with our bylaws.  Our bylaws currently provide that, in order for a stockholder to bring any business or nominations before the Annual Meeting of Stockholders, certain conditions set forth in Section 2.13 of our bylaws must be complied with, including, but not limited to, delivery of notice, not less than 90 days nor more than 120 days prior to the first anniversary of the mailing of the notice for the annual meeting held in the prior year.  Accordingly, under our current bylaws, a stockholder nomination or proposal intended to be considered at the 2012 Annual Meeting of Stockholders must be received by us no earlier than December 3, 2011 and not later than January 2, 2012.  Our Secretary will provide a copy of our bylaws upon written request and without charge.

Stockholders may contact the board by mail at: Chairman of the Behringer Harvard REIT I, Inc. Audit Committee, 5600 W. Lovers Lane, Suite 116, No. 140, Dallas, Texas 75209-4330.  The Chairman of the Audit Committee will receive all communications made by this means and will relay all communications to the board.

OTHER MATTERS

We are not aware of any other matter to be presented for action at the Annual Meeting other than those mentioned in the Notice of Annual Meeting of Stockholders and referred to in this Proxy Statement.

ANNEX A

~~EIGHTH~~NINTH ARTICLES OF AMENDMENT AND RESTATEMENT
OF
BEHRINGER HARVARD REIT I, INC.

FIRST:  Behringer Harvard REIT I, Inc., a Maryland corporation, desires to amend and restate its charter as currently in effect and as hereinafter amended.

SECOND:  The following provisions are all the provisions of the charter currently in effect and as hereinafter amended:

ARTICLE I

NAME

The name of the corporation is Behringer Harvard REIT I, Inc. (the “Company”). So far as may be practicable, the business of the Company shall be conducted and transacted under that name. Under circumstances in which the Company’s Board of Directors determines that the use of the name “Behringer Harvard REIT I, Inc.” is not practicable, it may use any other designation or name for the Company.

ARTICLE II

PURPOSES AND POWERS

The purposes for which the Company is formed are to engage in any lawful act or activity (including, without limitation or obligation, qualifying as a real estate investment trust under Sections 856 through 860, or any successor sections, of the Internal Revenue Code of 1986, as amended (the “Code”)), for which corporations may be organized under the MGCL and the general laws of the State of Maryland as now or hereafter in force.

ARTICLE III

RESIDENT AGENT AND PRINCIPAL OFFICE

The name and address of the resident agent for service of process of the Company in the State of Maryland is CSC - Lawyers Incorporating Service Company, 7 St. Paul Street, Suite 1660, Baltimore, Maryland 21202. The address of the Company’s principal office in the State of Maryland is c/o CSC - Lawyers Incorporating Service Company, 7 St. Paul Street, Suite 1660, Baltimore, Maryland 21202. The Company may have such other offices and places of business within or outside the State of Maryland as the Board may from time to time determine.

ARTICLE IV

DEFINITIONS

As used in the Charter, the following terms shall have the following meanings unless the context otherwise requires:

~~“ACQUISITION EXPENSES” means any and all expenses incurred by the Company, the Advisor, or any Affiliate of either in connection with the selection, acquisition or development of any Asset, whether or not acquired, including, without limitation, legal fees and expenses, travel and communications expenses, costs of appraisals, nonrefundable option payments on property not acquired, accounting fees and expenses, and title insurance premiums.~~

~~“ACQUISITION FEE” means any and all fees and commissions, exclusive of Acquisition Expenses, paid by any Person to any other Person (including any fees or commissions paid by or to any Affiliate of the Company or the Advisor) in connection with making or investing in Mortgages or the purchase, development or construction of a~~

~~Property, including real estate commissions, selection fees, Development Fees, Construction Fees, nonrecurring management fees, loan fees, points or any other fees of a similar nature. Excluded shall be Development Fees and Construction Fees paid to any Person not affiliated with the Sponsor in connection with the actual development and construction of a project.~~

~~“ADVISOR” or “ADVISORS” means the Person or Persons, if any, appointed, employed or contracted with by the Company pursuant to Section 8.1 hereof and responsible for directing or performing the day-to-day business affairs of the Company, including any Person to whom the Advisor subcontracts all or substantially all of such functions.~~

~~“ADVISORY AGREEMENT” means the agreement between the Company and the Advisor pursuant to which the Advisor will direct or perform the day-to-day business affairs of the Company.~~

~~“ADVISORY AGREEMENT TERMINATION” shall have the meaning as provided in Section 5.16(iii)(a) herein.~~

“AFFILIATE” or “AFFILIATED” means, with respect to any Person, (i) any Person directly or indirectly owning, controlling or holding, with the power to vote, 10% or more of the outstanding voting securities of such other Person; (ii) any Person 10% or more of whose outstanding voting securities are directly or indirectly owned, controlled or held, with the power to vote, by such other Person; (iii) any Person directly or indirectly controlling, controlled by or under common control with such other Person; (iv) any executive officer, director, trustee or general partner of such other Person; and (v) any legal entity for which such Person acts as an executive officer, director, trustee or general partner.

“ASSET” means any Property, Mortgage or other investment (other than investments in bank accounts, money market funds or other current assets) owned by the Company, directly or indirectly through one or more of its Affiliates, by the Company and any other investment made, directly or indirectly through one or more of its Affiliates.

~~“AVERAGE INVESTED ASSETS” means, for a specified period, the average of the aggregate book value of the assets of the Company invested, directly or indirectly in equity interests in and loans secured by real estate, before deducting depreciation, bad debts or other non-cash reserves, computed by taking the average of such values at the end of each month during such period; provided, however, that during such periods in which the Company is obtaining regular independent valuations of the current value of its net assets for purposes of enabling fiduciaries of employee benefit plan stockholders to comply with applicable Department of Labor reporting requirements, “Average Invested Assets” will equal the greater of (i) the amount determined pursuant to the foregoing and (ii) the assets valuation established by the most recent such valuation report without reduction for depreciation, bad debts or other non-cash reserves.~~

“BOARD” means, collectively, the individuals named in Section ~~6.1~~7.1 of the Charter and such other individuals who may be duly elected and qualified to serve as Directors thereafter to replace any such person or fill a vacancy caused by the death, removal or resignation of any such person or caused by an increase in the number of Directors.

“BYLAWS” means the Bylaws of the Company, as amended from time to time.

“CHANGE OF CONTROL” means any event (including, without limitation, issue, transfer or other disposition of ~~Shares of capital stock of the Company~~shares of Equity Stock or equity interests in the Operating Partnership, merger, share exchange or consolidation) after which any “person” (as that term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) is or becomes the “beneficial owner” (as defined in Rule 13d-3 of the Securities Exchange Act of 1934, as amended), directly or indirectly, of ~~securities~~Equity Stock of the Company or the Operating Partnership representing greater than 50% of the combined voting power of the Company’s or the Operating Partnership’s then outstanding securities, respectively; provided, that a Change of Control shall not be deemed to occur as a result of any widely distributed public offering of the Common ~~Shares~~Stock.

“CHARTER” means these ~~Eighth~~Ninth Articles of Amendment and Restatement and any Articles of Amendment, Articles Supplementary or other modification or amendment thereto.

“CLOSING PRICE” means, on any date, with respect to shares of any class or series of outstanding Equity Stock, the last sale price for ~~any class or series of the Common Shares~~such shares of Equity Stock, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such ~~Common Shares~~shares of Equity Stock, in either case as reported in the principal consolidated transaction reporting system with respect to ~~Common Shares listed~~securities Listed or admitted to trading on the NYSE or, if such ~~Common Shares are~~shares of Equity Stock are not ~~listed~~Listed or admitted to trading on the NYSE, as reported on the principal consolidated transaction reporting system with respect to ~~Common Shares listed or admitted to trading on a~~securities Listed on the principal national securities exchange ~~or, if such Common Shares are not listed or admitted to trading on any national securities exchange~~on which such shares of Equity Stock are Listed or, if such shares of Equity Stock are not Listed, the last quoted price ~~on the Nasdaq National Market System~~, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the principal automated quotation system ~~or other quotation service~~ that may then be in use or, if such ~~Common Shares are~~shares of Equity Stock are not quoted by any such ~~organization~~system, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such ~~Common Shares~~shares of Equity Stock selected by the Board or, in the event that no trading price is available for such shares of Equity Stock, the estimated value of the shares of Equity Stock, as determined in good faith by the Board.

“CODE” shall have the meaning as provided in Article II herein.

~~“COMMENCEMENT OF THE INITIAL PUBLIC OFFERING” shall mean the date that the Securities and Exchange Commission declares effective the registration statement filed under the Securities Act for the Initial Public Offering.~~

~~“COMMON SHARES” shall have the meaning as provided in Section 5.1 herein.~~

“COMPANY” shall have the meaning as provided in Article I herein.

“COMPANY VALUE” means the actual value of the Company as a going concern based on the difference between (1) the actual value of all of its assets as determined in good faith by the Board~~, including a majority of the Independent Directors,~~ and (2) all of its liabilities as set forth on its then current balance sheet; provided, that (A) if such Company Value is being determined in connection with a Change of Control that establishes the Company’s net worth (e.g., a tender offer for the Common ~~Shares~~Stock, sale of all of the Common ~~Shares~~Stock or a merger) then the Company Value shall be the net worth established thereby, and (B) if such Company Value is being determined in connection with a Listing, then the Company Value shall be equal to the number of outstanding shares of Common ~~Shares~~Stock multiplied by the Closing Price of a single share of Common ~~Share~~Stock averaged over a period of 30 trading days during which the Common ~~Shares are listed or quoted for trading after the date of Listing~~Stock is Listed.  For purposes hereof, a “trading day” shall be any day on which the NYSE is open for trading whether or not the Common ~~Shares are~~Stock is then ~~listed~~Listed on the NYSE and whether or not there is an actual trade of Common ~~Shares~~Stock on any such day.  If the holder of Convertible ~~Shares~~Stock disagrees as to the Company Value as determined by the Board, then each of the holder of Convertible ~~Shares~~Stock and the Company shall name one appraiser and the two named appraisers shall promptly agree in good faith to the appointment of one other appraiser whose determination of the actual value of the Company as a going concern shall be final and binding on the parties as to Company Value.  The cost of any such appraisal shall be split evenly between the Company and the ~~Advisor~~holder of the Convertible Stock.

~~“COMPETITIVE REAL ESTATE COMMISSION” means a real estate or brokerage commission paid for the purchase or sale of a Property that is reasonable, customary and competitive in light of the size, type and location of the Property.~~

~~“CONSTRUCTION FEE” means a fee or other remuneration for acting as general contractor and/or construction manager to construct improvements, supervise and coordinate projects or to provide major repairs or rehabilitations on a Property.~~

~~“CONTRACT PURCHASE PRICE” means the amount actually paid or allocated in respect of the purchase, development, construction or improvement of a Property or the amount of funds advanced with respect to a Mortgage, or the amount actually paid or allocated in respect of the purchase of other Assets, in each case exclusive~~

~~of Acquisition Fees and Acquisition Expenses.~~

~~“CONVERTIBLE SHARES” shall have the meaning as provided in Section 5.1 herein.~~

~~“DEALER MANAGER” means Behringer Securities LP, an Affiliate of the Company, or such other Person selected by the Board to act as the dealer manager for an Offering.~~

~~“DEVELOPMENT FEE” means a fee for the packaging of a Property or Mortgage, including the negotiation and approval of plans, and any assistance in obtaining zoning and necessary variances and financing for a specific Property, either initially or at a later date.~~

“DIRECTOR” means a member of the ~~Company’s~~ Board.

“DISTRIBUTIONS” means any distributions of money or other property, pursuant to Section 5.2(iii) hereof, by the Company to owners of ~~Shares~~Equity Stock, including distributions that may constitute a return of capital for federal income tax purposes.

~~“GROSS PROCEEDS” means the aggregate purchase price of all Shares sold for the account of the Company through an Offering, without deduction for Selling Commissions, volume discounts, any marketing support and due diligence expense reimbursement or Organization and Offering Expenses. For the purpose of computing Gross Proceeds, the purchase price of any Share for which reduced Selling Commissions are paid to the Dealer Manager or a Soliciting Dealer (where net proceeds to the Company are not reduced) shall be deemed to be the full amount of the offering price per Share pursuant to the Prospectus for such Offering without reduction.~~

~~“INDEPENDENT APPRAISER” means a Person with no material current or prior business or personal relationship with the Advisor or the Directors and who is a qualified appraiser of Real Property of the type held by the Company or of other Assets as determined by the Board of Directors. Membership in a nationally recognized appraisal society such as the American Institute of Real Estate Appraisers or the Society of Real Estate Appraisers shall be conclusive evidence of such qualification as to Real Property.~~

~~“INDEPENDENT DIRECTOR” means a Director who is not on the date of determination, and within the last two (2) years from the date of determination has not been, directly or indirectly associated with the Sponsor, the Company, the Advisor or any of their Affiliates by virtue of (i) ownership of an interest in the Sponsor, the Advisor or any of their Affiliates, other than the Company, (ii) employment by the Company, the Sponsor, the Advisor or any of their Affiliates, (iii) service as an officer or director of the Sponsor, the Advisor or any of their Affiliates, other than as a Director of the Company, (iv) performance of services, other than as a Director of the Company, (v) service as a director or trustee of more than three (3) real estate investment trusts organized by the Sponsor or advised by the Advisor, or (vi) maintenance of a material business or professional relationship with the Sponsor, the Advisor or any of their Affiliates. A business or professional relationship is considered “material” if the aggregate gross revenue derived by the Director from the Sponsor, the Advisor and their Affiliates exceeds five percent (5%) of either the Director’s annual gross income during either of the last two (2) years or the Director’s net worth on a fair market value basis. An indirect association with the Sponsor or the Advisor shall include circumstances in which a Director’s spouse, parent, child, sibling, mother- or father-in-law, son- or daughter-in-law or brother- or sister-in-law is or has been associated with the Sponsor, the Advisor, any of their Affiliates or the Company.~~

~~“INITIAL INVESTMENT” means that portion of the initial capitalization of the Company contributed by the Sponsor or its Affiliates pursuant to Section II.A. of the NASAA REIT Guidelines.~~

~~“INITIAL PUBLIC OFFERING” means the first Offering.~~

“INVESTED CAPITAL” means the amount calculated by multiplying the total number of ~~Shares~~shares of Equity Stock purchased by Stockholders by the issue price, reduced by the portion of any Distribution that is attributable to Net Sales Proceeds and by any amounts paid by the Company to repurchase ~~Shares~~shares of Equity Stock pursuant to the Company’s plan for the repurchase of ~~Shares~~shares of Equity Stock.

“JOINT VENTURES” means those joint venture or partnership arrangements in which the Company or the Operating Partnership is a co-venturer or general partner established to acquire or hold Assets.

~~“LEVERAGE” means the aggregate amount of indebtedness of the Company for money borrowed (including purchase money mortgage loans) outstanding at any time, both secured and unsecured.~~

~~“LIQUIDATION EVENT” shall have the meaning as provided in Section 5.16(iii)(a) herein.~~

“LISTING” means the listing of the ~~Shares~~shares of Equity Stock on a national securities exchange~~, the quotation of the Shares by The Nasdaq Stock Market (“NASDAQ”) or the trading of the Shares in the over-the-counter market~~.  Upon such Listing, the ~~Shares~~shares of Equity Stock shall be deemed “Listed.”

“MGCL” means the Maryland General Corporation Law, as amended from time to time.

“MORTGAGES” means, in connection with mortgage financing provided, invested in, participated in or purchased by the Company, all of the notes, deeds of trust, security interests or other evidences of indebtedness or obligations, which are secured or collateralized by Real Property owed by the borrowers under such notes, deeds of trust, security interests or other evidences of indebtedness or obligations.

~~“NASAA REIT GUIDELINES” means the Statement of Policy Regarding Real Estate Investment Trusts adopted by the NASAA membership on September 29, 1993, and in effect on the date of this amendment.~~

~~“NET ASSETS” means the total assets of the Company (other than intangibles) at cost, before deducting depreciation, reserves for bad debts or other non-cash reserves, less total liabilities, calculated quarterly by the Company on a basis consistently applied; provided, however, that during such periods in which the Company is obtaining regular independent valuations of the current value of its net assets for purposes of enabling fiduciaries of employee benefit plan stockholders to comply with applicable Department of Labor reporting requirements, “Net Assets” shall mean the greater of (i) the amount determined pursuant to the foregoing and (ii) the assets’ aggregate valuation established by the most recent such valuation report without reduction for depreciation, bad debts or other non-cash reserves.~~

~~“NET INCOME” means for any period, the Company’s total revenues applicable to such period, less the total expenses applicable to such period other than additions to reserves for depreciation, bad debts or other similar non-cash reserves and excluding any gain from the sale of the Assets.~~

“NET SALES PROCEEDS” means in the case of a transaction described in clause (i) (A) of the definition of Sale, the proceeds of any such transaction less the amount of selling expenses incurred by or on behalf of the Company, including all real estate commissions, closing costs and legal fees and expenses. In the case of a transaction described in clause (i) (B) of such definition, Net Sales Proceeds means the proceeds of any such transaction less the amount of selling expenses incurred by or on behalf of the Company, including any legal fees and expenses and other selling expenses incurred in connection with such transaction. In the case of a transaction described in clause (i) (C) of such definition, Net Sales Proceeds means the proceeds of any such transaction actually distributed to the Company from the Joint Venture less the amount of any selling expenses, including legal fees and expenses incurred by or on behalf of the Company (other than those paid by the Joint Venture). In the case of a transaction or series of transactions described in clause (i) (D) of ~~the~~such definition ~~of Sale~~, Net Sales Proceeds means the proceeds of any such transaction (including the aggregate of all payments under a Mortgage on or in satisfaction thereof other than regularly scheduled interest payments) less the amount of selling expenses incurred by or on behalf of the Company, including all commissions, closing costs and legal fees and expenses. In the case of a transaction described in clause (i)(E) of such definition, Net Sales Proceeds means the proceeds of any such transaction less the amount of selling expenses incurred by or on behalf of the Company, including any legal fees and expenses and other selling expenses incurred in connection with such transaction. In the case of a transaction described in clause (ii) of the definition of Sale, Net Sales Proceeds means the proceeds of such transaction or series of transactions less all amounts generated thereby which are reinvested in one or more Assets within 180 days thereafter and less the amount of any real estate commissions, closing costs, and legal fees and expenses and other selling expenses incurred by or allocated to the Company in connection with such transaction or series of transactions. Net Sales Proceeds shall also include any

~~amounts~~  consideration (including non-cash consideration such as stock, notes or other property or securities) that the Company determines, in its discretion, to be economically equivalent to proceeds of a Sale, valued in the reasonable determination of the Company. Net Sales Proceeds shall not include any reserves established by the Company in its sole discretion.

“NYSE” means ~~The~~the New York Stock Exchange, ~~Inc.~~ or any successor exchange.

~~“OFFERING” means any public offering and sale of Shares pursuant to an effective registration statement filed under the Securities Act~~.

“OPERATING PARTNERSHIP” means Behringer Harvard Operating Partnership I LP, through which the Company may own Assets.

~~“ORGANIZATION AND OFFERING EXPENSES” means any and all costs and expenses incurred by and to be paid from the assets of the Company in connection with the formation, qualification and registration of the Company, and the marketing and distribution of Shares, including, without limitation, total underwriting and brokerage discounts and commissions (including fees of the underwriters’ attorneys), expenses for printing, engraving, amending, supplementing, mailing and distributing costs, salaries of employees while engaged in sales activity, telephone and other telecommunications costs, all advertising and marketing expenses (including the costs related to investor and broker-dealer sales meetings), charges of transfer agents, registrars, trustees, escrow holders, depositories, experts, fees, expenses and taxes related to the filing, registration and qualification of the sale of the Shares under federal and state laws, including taxes and fees, accountants’ and attorneys’ fees.~~

“PERSON” means an individual, corporation, ~~association, business trust, estate, trust,~~ partnership, limited liability company, estate, trust (including a trust qualified under Sections 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other ~~legal entity.~~ entity and also includes a “group” as that term is used for purposes of Rule 13d-5(b) or Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, and a group to which an Excepted Holder Limit applies.

~~“PREFERRED SHARES” shall have the meaning as provided in Section 5.1 herein.~~

“PROPERTY” or “PROPERTIES” means, as the context requires, any, or all, respectively, of the Real Property acquired by the Company, directly or indirectly through joint venture arrangements or other partnership or investment interests.

~~“PROSPECTUS” means the same as that term is defined in Section 2(10) of the Securities Act, including a preliminary prospectus, an offering circular as described in Rule 256 of the General Rules and Regulations under the Securities Act, or, in the case of an intrastate offering, any document by whatever name known, utilized for the purpose of offering and selling Securities to the public.~~

“REAL PROPERTY~~” or “REAL ESTATE~~” means land, rights in land (including leasehold interests), and any buildings, structures, improvements, furnishings, fixtures and equipment located on or used in connection with land and rights or interests in land.

“REIT” means a corporation, trust, association or other legal entity (other than a real estate syndication) that is engaged primarily in investing in equity interests in real estate (including fee ownership and leasehold interests) or in loans secured by real estate or both as defined pursuant to the REIT Provisions of the Code.

“REIT PROVISIONS OF THE CODE” means Sections 856 through 860 of the Code and any successor or other provisions of the Code relating to real estate investment trusts (including provisions as to the attribution of ownership of beneficial interests therein) and the regulations promulgated thereunder.

~~“ROLL-UP ENTITY” means a partnership, real estate investment trust, corporation, trust or similar entity that would be created or would survive after the successful completion of a proposed Roll-Up Transaction.~~

~~“ROLL-UP TRANSACTION” means a transaction involving the acquisition, merger, conversion or consolidation either directly or indirectly of the Company and the issuance of securities of a Roll-Up Entity to the Stockholders of the Company. Such term does not include:~~

~~(a)  a transaction involving securities of the Company that have been for at least twelve (12) months listed on a national securities exchange or traded through Nasdaq’s National Market System; or~~

~~(b)  a transaction involving the conversion to corporate, trust or association form of only the Company, if, as a consequence of the transaction, there will be no significant adverse change in any of the following:~~

~~(i)  Stockholders’ voting rights;~~

~~(ii)  the term of existence of the Company;~~

~~(iii)  Sponsor or Advisor compensation; or~~

~~(iv)  the Company’s investment objectives.~~

“SALE” or “SALES” means (i) any transaction or series of transactions whereby: (A) the Company or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership of any Property or portion thereof, including the lease of any Property consisting of a building only, and including any event with respect to any Property which gives rise to a significant amount of insurance proceeds or condemnation awards; (B) the Company or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership of all or substantially all of the interest of the Company or the Operating Partnership in any Joint Venture in which it is a co-venturer or partner; (C) any Joint Venture directly or indirectly (except as described in other subsections of this definition) in which the Company or the Operating Partnership as a co-venturer or partner sells, grants, transfers, conveys, or relinquishes its ownership of any Property or portion thereof, including any event with respect to any Property which gives rise to insurance claims or condemnation awards; or (D) the Company or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, conveys or relinquishes its interest in any Mortgage or other loan or portion thereof (including with respect to any Mortgage or other loan, all payments thereunder or in satisfaction thereof other than regularly scheduled interest payments) of amounts owed pursuant to such Mortgage or other loan and any event with respect to a Mortgage or other loan which gives rise to a significant amount of insurance proceeds or similar awards; or (E) the Company or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership of any other Asset not previously described in this definition or any portion thereof, but (ii) not including any transaction or series of transactions specified in clause (i) (A) through (E) above in which the net proceeds of such transaction or series of transactions are reinvested in one or more Assets within 180 days thereafter.

~~“SDAT” shall have the meaning as provided in Section 5.4 herein.~~

~~“SECURITIES” means any of the following issued by the Company, as the text requires: Shares, any other stock, shares or other evidences of equity or beneficial or other interests, voting trust certificates, bonds, debentures, notes or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as “securities” or any certificates of interest, shares or participations in, temporary or interim certificates for, receipts for, guarantees of, or warrants, options or rights to subscribe to, purchase or acquire, any of the foregoing.~~

~~“SECURITIES ACT” means the Securities Act of 1933, as amended from time to time, or any successor statute thereto. Reference to any provision of the Securities Act shall mean such provision as in effect from time to time, as the same may be amended, and any successor provision thereto, as interpreted by any applicable regulations as in effect from time to time.~~

~~“SELLING COMMISSIONS” means any and all commissions payable to underwriters, dealer managers or other broker-dealers in connection with the sale of Shares, including, without limitation, commissions payable to~~

~~Behringer Securities LP.~~

~~“SHARES” means shares of capital stock of the Company of any class or series, including Common Shares or Preferred Shares.~~

~~“SOLICITING DEALERS” means those broker-dealers that are members of the National Association of Securities Dealers, Inc., or that are exempt from broker-dealer registration, and that, in either case, enter into participating broker or other agreements with the Dealer Manager to sell Shares.~~

~~“SPONSOR” means any Person which (i) is directly or indirectly instrumental in organizing, wholly or in part, the Company, (ii) will manage or participate in the management of the Company, and any Affiliate of any such Person, other than a Person whose only relationship with the Company is that of an independent property manager and whose only compensation is as such, (iii) takes the initiative, directly or indirectly, in founding or organizing the Company, either alone or in conjunction with one or more other Persons, (iv) receives a material participation in the Company in connection with the founding or organizing of the business of the Company, in consideration of services or property, or both services and property, (v) has a substantial number of relationships and contacts with the Company, (vi) possesses significant rights to control Properties, (vii) receives fees for providing services to the Company which are paid on a basis that is not customary in the industry, or (viii) provides goods or services to the Company on a basis which was not negotiated at arm’s-length with the Company.~~

“SDAT” means the State Department of Assessments and Taxation of Maryland.

“STOCK DIVIDEND” means any dividend or other Distribution paid to Stockholders in the form of additional ~~Shares~~shares of Equity Stock.

“STOCKHOLDERS” means the holders of record of the Company’s ~~Shares~~Equity Stock as maintained in the books and records of the Company or its transfer agent.

“STOCKHOLDERS’ 9% RETURN” means, as of any date, an aggregate amount equal to a 9% cumulative, non-compounded, annual return on Invested Capital (calculated like simple interest); provided, however, that for purposes of calculating the Stockholders’ 9% Return, any Stock Dividend shall not be included as a Distribution; and provided, further, that for purposes of determining the Stockholders’ 9% Return, the return for each portion of Invested Capital shall commence for purposes of the calculation upon the issuance of the ~~Shares~~shares of Equity Stock issued in connection with such Invested Capital.

~~“TERMINATION DATE” means the date of termination of the Advisory Agreement.~~

~~“TERMINATION OF THE INITIAL PUBLIC OFFERING” shall mean the earlier of (i) the date on which the Initial Public Offering expires or is terminated by the Company or (ii) the date on which all shares offered in the Initial Public Offering are sold, excluding warrants offered thereunder and shares that may be acquired upon exercise of such warrants and shares offered thereunder that may be acquired pursuant to the Reinvestment Plan (as hereafter defined).~~

~~“TOTAL OPERATING EXPENSES” means all costs and expenses paid or incurred by the Company, as determined under generally accepted accounting principles, that are in any way related to the operation of the Company or to Company business, including advisory fees, but excluding (i) the expenses of raising capital such as Organization and Offering Expenses, legal, audit, accounting, underwriting, brokerage, listing, registration, and other fees, printing and other such expenses and tax incurred in connection with the issuance, distribution, transfer, registration and Listing of the Shares, (ii) interest payments, (iii) taxes, (iv) non-cash expenditures such as depreciation, amortization and bad debt reserves, (v) incentive fees paid in compliance with the NASAA REIT Guidelines; (vi) Acquisition Fees and Acquisition Expenses, (vii) real estate commissions on the Sale of Property, and (viii) other fees and expenses connected with the acquisition, disposition, management and ownership of real estate interests, mortgage loans or other property (including the costs of foreclosure, insurance premiums, legal services, maintenance, repair, and improvement of property).~~

~~“TRIGGERING EVENT” shall have the meaning as provided in Section 5.16(iii)(a) herein.~~

~~“UNIMPROVED REAL PROPERTY” means Property in which the Company has an equity interest that was not acquired for the purpose of producing rental or other operating income, that has no development or construction in process and for which no development or construction is planned, in good faith, to commence within one year.~~

ARTICLE V

STOCK

SECTION 5.1                          AUTHORIZED SHARES.  The total number of ~~Shares~~shares of all classes or series of stock of the Company that the Company shall have authority to issue (the “Equity Stock”) is 400,000,000 ~~Shares~~shares, of which (i) 382,499,000 shall be designated as common stock $0.0001 par value per ~~Share~~share (the “~~COMMON SHARES~~Common Stock”); (ii) 1,000 shall be designated as non-participating, non-voting, convertible stock $0.0001 par value per ~~Share~~share (the “~~CONVERTIBLE SHARES~~Convertible Stock”); and (iii) 17,500,000 shall be designated as preferred stock, $0.0001 par value per ~~Share~~share (the “~~PREFERRED SHARES~~Preferred Stock”).  The aggregate par value of all authorized shares of ~~stock~~Equity Stock having par value is $40,000. If shares of one class of ~~stock~~Equity Stock are classified or reclassified into shares of another class of ~~stock~~Equity Stock pursuant to ~~Section 5.2(ii) or Section 5.3 of~~ this Article V, the number of authorized shares of the former class shall be automatically decreased and the number of shares of the latter class shall be automatically increased, in each case by the number of shares so classified or reclassified, as the case may be, so that the aggregate number of ~~Shares~~shares of Equity Stock of all classes that the Company has authority to issue shall not be more than the total number of ~~Shares~~shares of Equity Stock set forth in the first sentence of this ~~Article. To the extent permitted by Maryland law~~Section 5.1. Subject to any preferential rights in favor of any class of Preferred Stock, the Board, without any action by the Stockholders, may amend ~~the~~this Charter from time to time to (i) increase or decrease the aggregate number of ~~Shares,~~shares of Equity Stock that the Company has authority to issue, or (ii) increase or decrease the number of ~~Shares~~shares of Equity Stock of any class or series that the Company has authority to issue~~, or (iii) classify or reclassify any unissued Shares by setting or changing the preferences, conversion or other rights, restrictions, limitations as to dividends, qualifications or terms and conditions of redemption of such Shares~~.

SECTION 5.2                          COMMON ~~SHARES.~~STOCK.

(i)                                     COMMON ~~SHARES~~STOCK SUBJECT TO TERMS OF PREFERRED ~~SHARES~~STOCK.  The Common ~~Shares~~      Stock shall be subject to the express terms of any series of Preferred ~~Shares~~Stock.

(ii)                                  ~~DESCRIPTION.  Each Common Share~~DESCRIPTION.  Subject to the provisions of Article VI and except as may otherwise be specified in the Charter, each issued and outstanding share of Common Stock shall entitle the holder thereof to one ~~(1)~~ vote per share on all matters ~~upon which Stockholders are entitled to vote pursuant to Section 11.2 hereof. Shares of a particular class of Common Shares shall have equal dividend, distribution, liquidation and other rights, and shall have no preference, cumulative, preemptive, conversion or exchange rights.~~presented for a vote of Stockholders.  The Board may classify or reclassify any unissued shares of Common ~~Shares~~Stock from time to time ~~in~~into one or more classes or series of ~~stock~~Equity Stock.

(iii)                               DISTRIBUTION RIGHTS.  The Board from time to time may authorize and the Company may pay to Stockholders such dividends or other Distributions in cash or other property as the Board in its discretion shall determine.  The Board shall endeavor to authorize, and the Company may pay, such dividends and Distributions as shall be necessary for the Company to qualify as a REIT under the REIT Provisions of the Code unless the Board has determined, in its sole discretion, that qualification as a REIT is not in the best interests of the Company; provided, however, Stockholders shall have no right to any dividend or other Distribution unless and until authorized by the Board and declared by the Company. The exercise of the powers and rights of the Board pursuant to this section shall be subject to the provisions of any class or series of ~~Shares~~Equity Stock at the time outstanding. The receipt by any Person in whose name any ~~Shares~~shares of Equity Stock are registered on the records of the Company or by his or her duly authorized agent shall be a sufficient discharge for all dividends or other Distributions payable or deliverable in respect of such ~~Shares~~shares of Equity Stock and from all liability to see to the application thereof. ~~Distributions in kind shall not be permitted, except for distributions of readily marketable securities, distributions of beneficial interests in a liquidating trust established for the dissolution of the Company and the liquidation of its assets in accordance with the terms of the Charter or distributions in which (i) the Board~~

~~advises each Stockholder of the risks associated with direct ownership of the property, (ii) the Board offers each Stockholder the election of receiving such in-kind distributions, and (iii) in-kind distributions are made only to those Stockholders that accept such offer.~~

(iv)                              RIGHTS UPON LIQUIDATION.  ~~In the event of any voluntary or involuntary liquidation, dissolution or winding up, or any distribution of the assets of the Company, the aggregate assets available for distribution to holders of the Common Shares shall be determined in accordance with applicable law.  Each holder of Common Shares shall be entitled to receive, ratably with each other holder of Common Shares, that portion of such aggregate assets available for distribution as the number of outstanding Common Shares held by such holder bears to the total number of outstanding Common Shares then outstanding~~Subject to any preferential rights in favor of any class of Preferred Stock, upon liquidation or dissolution of the Company, each issued and outstanding share of Common Stock shall be entitled to participate pro rata in the assets of the Company remaining after payment of, or adequate provision for, all the debts and liabilities of the Company.

(v)                                 VOTING RIGHTS.  Except as may be provided otherwise in the Charter, and subject to the express terms of any series of Preferred ~~Shares~~Stock, the holders of the Common ~~Shares~~Stock shall have the exclusive right to vote on all matters (as to which a common stockholder shall be entitled to vote pursuant to applicable law) at all meetings of the Stockholders of the Company.

SECTION 5.3                          PREFERRED STOCK.  The Board may classify any unissued shares of Preferred Stock and reclassify any previously classified but unissued shares of Preferred Stock of any series from time to time, into one or more classes or series of Equity Stock.

SECTION 5.4                          CONVERTIBLE STOCK.

(i)                                     DISTRIBUTION RIGHTS. The holders of any outstanding shares of Convertible Stock shall not be entitled to receive dividends or other Distributions on such shares of Convertible Stock.

(ii)                                  VOTING RIGHTS.

(a)                                  Except for the voting rights expressly conferred by Section 5.4(ii)(b) hereof, the holders of the outstanding shares of Convertible Stock shall not be entitled to (1) vote on any matter, or (2) receive notice of, or to participate in, any meeting of Stockholders at which they are not entitled to vote.

(b)                                 ~~SECTION 5.3  PREFERRED SHARES.  The Board is hereby expressly granted the authority to authorize from time to time the issuance of one or more series of Preferred Shares. Prior to the issuance of each such class or series, the Board, by resolution, shall fix the number of shares to be included in each series, and the designation, preferences, terms, rights~~The affirmative vote of the holders of at least two-thirds of the outstanding shares of Convertible Stock, voting together as a single class for such purposes, shall be required for the adoption of any amendment, alteration or repeal of any provision of the Charter that materially and adversely changes the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications ~~and~~or terms and conditions of redemption of the shares of ~~each class or series, if any. The authority of the Board with respect to each series shall include, but not be limited to, determination of the following:~~ Convertible Stock (it being understood that an increase in the number of Directors is not, by itself, such a material and adverse change).

~~(i)  The designation of the series, which may be by distinguishing number, letter or title.~~

~~(ii)  The dividend rate on the shares of the series, if any, whether any dividends shall be cumulative and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of the series.~~

~~(iii)  The redemption rights, including conditions and the price or prices, if any, for shares of the series.~~

~~(iv)  The terms and amounts of any sinking fund for the purchase or redemption of shares of the series.~~

~~(v)  The rights of the shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, and the relative rights of priority, if any, of payment of shares of the series.~~

~~(vi)  Whether the shares of the series shall be convertible into shares of any other class or series or any other security of the Company or any other corporation or other entity, and, if so, the specification of such other class or series of such other security, the conversion price or prices or rate or rates, any adjustments thereof, the date or dates on which such shares shall be convertible and all other terms and conditions upon which such conversion may be made.~~

~~(vii)  Restrictions on the issuance of shares of the same series or of any other class or series.~~

~~(viii)  The voting rights of the holders of shares of the series subject to the limitations contained in this Section 5.3; provided, however, that the voting rights of the holders of shares of any series of Preferred Shares shall not exceed voting rights that bear the same relationship to the voting rights of the holders of Common Shares as the consideration paid to the Company for each Preferred Share bears to the book value of each outstanding Common Share.~~

~~(ix)  Any other relative rights, preferences and limitations on that series, subject to the express provisions of any other series of Preferred Shares then outstanding. Notwithstanding any other provision of the Charter, the Board may increase or decrease (but not below the number of shares of such series then outstanding) the number of shares, or alter the designation or classify or reclassify any unissued shares of a particular series of Preferred Shares, by fixing or altering, in one or more respects, from time to time before issuing the shares, the terms, rights, restrictions and qualifications of the shares of any such series of Preferred Shares.~~

(c)           Whenever the holders of Convertible Stock are entitled to vote as a single class on any matter pursuant to the provisions of Section 5.4(ii)(b) hereof, the vote required to approve such matter shall be the affirmative vote of at least two-thirds of all the votes entitled to be cast by the holders of Convertible Stock, with each share of Convertible Stock having one vote per share.

(iii)          CONVERSION.

(a)           Each outstanding share of Convertible Stock shall convert into a number of shares of Common Stock as set forth in Section 5.4(iii)(b) hereof, automatically and without any further action required, upon the occurrence of any of the following events (each a “Triggering Event”):  (1) the date when the holders of the Common Stock have received distributions equal to or in excess of the sum of Invested Capital and the Stockholders’ 9% Return (the “Liquidation Event”); or (2) Listing. In addition, each outstanding share of Convertible Stock shall become convertible into a number of shares of Common Stock as set forth in Section 5.4(iii)(c) hereof, automatically and without any further action required, upon the termination or expiration without renewal of the Advisory Agreement with Behringer Advisors, LLC, a Texas limited liability company, other than a termination by the Company because of a material breach by Behringer Advisors, LLC (an “Advisory Agreement Termination”).

(b)           Upon the occurrence of a Triggering Event, each share of Convertible Stock shall be converted into a number of shares of Common Stock equal to 1/1000 of the result of (1) the product of 0.15 times the amount, if any, by which (A) the sum of the Company Value as of the date of the Triggering Event plus the total Distributions paid to holders of Common Stock through the date of the Triggering Event, exceeds (B) the sum of Invested Capital plus the Stockholders’ 9% Return as of the date of the Triggering Event, with such result divided by (2) the quotient of the Company Value divided by the number of outstanding shares of Common Stock on the date of the Triggering Event.  Such conversion, in the case of conversion upon Listing, will not occur until the 31st trading day after the date of such Listing.  If, in the good faith judgment of the Board, full conversion of all shares of Convertible Stock would jeopardize the Company’s status as a REIT, then only that number of shares of Convertible Stock (or fraction thereof) shall be converted into shares of Common Stock such that the Company’s REIT status is not jeopardized, and the remaining shares of Convertible Stock shall be deemed retired immediately upon such conversion.

(c)           Upon the occurrence of an Advisory Agreement Termination prior to a Triggering Event, each share of Convertible Stock shall become convertible (but will not convert except as provided in the next sentence of this Section 5.4(iii)(c)) into a number of shares of Common Stock equal to 1/1000 of the result of (1) the product of 0.15 times the amount, if any, by which (A) the sum of the Company Value as of the date of the Advisory Agreement Termination plus the total Distributions paid to holders of Common Stock through the date of the Advisory Agreement Termination, exceeds (B) the sum of Invested Capital plus the Stockholders’ 9% Return, with such result divided by (2) the quotient of the Company Value divided by the number of outstanding shares of Common Stock on the date of the Advisory Agreement Termination.  Thereafter, upon the occurrence of a Triggering Event, if the Company’s investors have received distributions equal to the sum of Invested Capital plus the Stockholders’ 9% Return, each share of Convertible Stock will automatically convert into the number of shares of Common Stock determined pursuant to the preceding sentence.  If, in the good faith judgment of the Board, full conversion of all shares of Convertible Stock would jeopardize the Company’s status as a REIT, then only that number of shares of Convertible Stock (or fraction thereof) shall be converted into shares of Common Stock such that the Company’s REIT status is not jeopardized, and the remaining shares of Convertible Stock shall be deemed retired immediately upon such conversion.

(d)           As promptly as practicable after a Triggering Event, including a Triggering Event that causes the Convertible Stock to automatically convert into Common Stock pursuant to Section 5.4(iii)(c) hereof, the Company shall issue and deliver to each holder of Convertible Stock a certificate or certificates representing the number of shares of Common Stock into which his, her or its shares of Convertible Stock were converted (or shall cause the issuance of such Common Stock to be reflected in the Company’s stock ledger, if the shares of Common Stock are uncertificated).  The person in whose name the shares of Common Stock are issued shall be deemed to have become a Stockholder of record on the date of conversion.

(e)           The issuance of shares of Common Stock on conversion of outstanding shares of Convertible Stock shall be made by the Company without charge for expenses or for any tax in respect of the issuance of such shares.

(f)            In the event of any reclassification or recapitalization of the outstanding Common Stock (except a change in par value, or from no par value to par value, or subdivision or other split or combination of the shares of Common Stock), or in case of any consolidation or merger to which the Company is a party, except a merger in which the Company is the surviving corporation and which does not result in any such reclassification or recapitalization, the Company or the successor or purchasing business entity shall provide that the holders of each share of Convertible Stock then outstanding shall thereafter have the right to convert such shares of Convertible Stock into the kind and amount of stock and other securities and property receivable, upon such reclassification, recapitalization, consolidation or merger, by a holder of the number of shares of Common Stock of the Company into which such shares of Convertible Stock might have been converted.  The provisions of this Section 5.4(iii)(f) shall similarly apply to successive reclassifications, recapitalizations, consolidations or mergers.

(g)           Shares of Common Stock issued on conversion of shares of Convertible Stock shall be issued as fully paid shares and shall be nonassessable by the Company.  The Company shall, at all times, reserve and keep available, for the purpose of effecting the conversion of the outstanding Convertible Stock, such number of its duly authorized shares of Common Stock as shall be sufficient to effect the conversion of all of the outstanding shares of Convertible Stock.

(h)           Shares of Convertible Stock converted as provided herein shall be reclassified as authorized but unissued shares of Common Stock.

(iv)          EXCEPTED HOLDER LIMIT FOR HOLDER OF CONVERTIBLE STOCK.  For purposes of Article VI hereof, the holder of the Convertible Stock shall have an Excepted Holder Limit (as such term is defined in Section 6.1) of a 20% interest (in value or number of as-converted shares, whichever is more restrictive) of the aggregate of the outstanding shares of Common Stock, subject to adjustment pursuant to Sections 6.2(vii) and 6.2(viii)) hereof, including any adjustment approved by the Board.

SECTION 5.5         ~~SECTION 5.4~~  CLASSIFIED OR RECLASSIFIED ~~SHARES~~EQUITY STOCK.  Prior to issuance of classified or reclassified shares of any class or series of Equity Stock, the Board by resolution shall: (~~a~~i) designate that class or series to distinguish it from all other classes and series of ~~stock~~Equity Stock of the Company; (~~b~~ii) specify the number of shares to be included in the class or series; (~~c~~iii) set or change, subject to the provisions of ~~Section 5.9~~Article VI and subject to the express terms of any class or series of Stock outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series; and (~~d~~iv) cause the Company to file ~~articles supplementary with the State Department of Assessments and Taxation of Maryland (“SDAT”)~~Articles Supplementary with the SDAT. Any of the terms of any class or series of ~~stock~~Equity Stock set or changed pursuant to clause (~~c~~iii) of this Section ~~5.4~~5.5 may be made dependent upon facts or events ascertainable outside the Charter (including determinations by the Board or other facts or events within the control of the Company) and may vary among holders thereof~~,~~; provided, that the manner in which such facts, events or variations shall operate upon the terms of such class or series of Equity Stock is clearly and expressly set forth in the ~~articles supplementary~~Articles Supplementary filed with the SDAT or other parts of this Charter.

SECTION 5.6         ~~SECTION 5.5~~  CHARTER AND BYLAWS.  ~~All persons who shall acquire Shares shall acquire the same~~The rights of all Stockholders and the terms of all Equity Stock are subject to the provisions of the Charter and the Bylaws~~.~~ , as this Charter and such Bylaws may be amended from time to time.

~~SECTION 5.6  GENERAL NATURE OF SHARES.  All Shares shall be personal property entitling the Stockholders only to those rights provided in the Charter, the MGCL or the resolution creating any class or series of Shares. The legal ownership of the Company’s assets and the right to conduct the business of the Company are vested exclusively in the Board; the Stockholders shall have no interest therein other than the beneficial interest in the Company conferred by their Shares and shall have no right to compel any partition, division, dividend or Distribution of the Company or any of the Company’s assets. The death of a Stockholder shall not terminate the Company or give his or her legal representative any rights against other Stockholders, the Board, the Company or the Company’s assets, except the right, exercised in accordance with applicable provisions of the Bylaws, to require the Company to reflect on its books the change in ownership of the Shares. Holders of Shares shall not have any preemptive or other right to purchase or subscribe for any class of securities of the Company that the Company may at any time issue or sell.~~

~~SECTION 5.7  NO ISSUANCE OF SHARE CERTIFICATES.  Until Listing, the Company shall not issue share certificates except to Stockholders who make a written request to the Company. A Stockholder’s investment shall be recorded on the books of the Company. To transfer his or her Shares, a Stockholder shall submit an executed form to the Company, which form shall be provided by the Company upon request. Such transfer will also be recorded on the books of the Company. Upon issuance or transfer of Shares, the Company will provide the Stockholder with information concerning his or her rights with regard to such stock, as required by the Bylaws and the MGCL or other applicable law.~~

~~SECTION 5.8  SUITABILITY OF STOCKHOLDERS.~~

~~Until Listing, the following provisions shall apply:~~

~~(i)  INVESTOR SUITABILITY STANDARDS.  Subject to suitability standards established by individual states, to become a Stockholder in the Company, if such prospective Stockholder is an individual (including an individual beneficiary of a purchasing Individual Retirement Account), or if the prospective Stockholder is a fiduciary (such as a trustee of a trust or corporate pension or profit sharing plan, or other tax-exempt organization, or a custodian under a Uniform Gifts to Minors Act), such individual or fiduciary, as the case may be, must represent to the Company, among other requirements as the Company may require from time to time:~~

~~(a)  that such individual (or, in the case of a fiduciary, that the fiduciary account or the donor who directly or indirectly supplies the funds to purchase the Shares) has a minimum annual gross income of $45,000 and a net worth (excluding home, furnishings and automobiles) of not less than $45,000; or~~

~~(b)  that such individual (or, in the case of a fiduciary, that the fiduciary account or the donor who directly or indirectly supplies the funds to purchase the Shares) has a net worth (excluding home, furnishings and automobiles) of not less than $150,000.~~

~~(ii)  DETERMINATION OF SUITABILITY OF SALE.  The Sponsor and each Person selling Shares on behalf of the Sponsor or the Company shall make every reasonable effort to determine that the purchase of Shares is a suitable and appropriate investment for each Stockholder. In making this determination, the Sponsor or each Person selling Shares on behalf of the Sponsor or the Company shall ascertain that the prospective Stockholder:~~

~~(a)  meets the minimum income and net worth standards established for the Company; (b) can reasonably benefit from the Company based on the prospective Stockholder’s overall investment objectives and portfolio structure; (c) is able to bear the economic risk of the investment based on the prospective Stockholder’s overall financial situation; and (d) has apparent understanding of (1) the fundamental risks of the investment; (2) the risk that the Stockholder may lose the entire investment; (3) the lack of liquidity of the Shares; (4) the restrictions on transferability of the Shares; (5) the background and qualifications of the Sponsor or the Advisor; and (6) the tax consequences of the investment.~~

~~The Sponsor or each Person selling shares on behalf of the Sponsor or the Company shall make this determination on the basis of information it has obtained from a prospective Stockholder. Relevant information for this purpose will include at least the age, investment objectives, investment experiences, income, net worth, financial situation, and other investments of the prospective Stockholder, as well as any other pertinent factors.  The Sponsor or each Person selling Shares on behalf of the Sponsor or the Company shall maintain records of the information used to determine that an investment in Shares is suitable and appropriate for a Stockholder. The Sponsor or each Person selling Shares on behalf of the Sponsor or the Company shall maintain these records for at least six years.~~

~~(iii)  MINIMUM INVESTMENT AND TRANSFER.  Subject to certain individual state requirements, no sale or transfer of Shares will be permitted of less than 100 Shares ($1,000), and a Stockholder shall not transfer, fractionalize or subdivide such Shares so as to retain less than such minimum number thereof.~~

SECTION 5.7         PREEMPTIVE RIGHTS.  Except as may be provided by the Board of Directors in setting the terms of classified or reclassified shares of Equity Stock pursuant to Section 5.5 or as may otherwise be provided by a contract approved by the Board, no Stockholder shall, as such Stockholder, have any preemptive right to purchase or subscribe for any additional shares of Equity Stock or any other security of the Company which it may issue or sell.

SECTION 5.8         RIGHTS OF OBJECTING STOCKHOLDERS.  Holders of shares of Equity Stock shall not be entitled to exercise any rights of an objecting stockholder provided for under Title 3, Subtitle 2 or Subtitle 7 of the MGCL or any successor statute unless the Board, upon the affirmative vote of a majority of the entire Board, shall determine that such rights shall apply, with respect to all or any classes or series of Equity Stock, to a particular transaction or all transactions occurring after the date of such determination in connection with which holders of such shares would otherwise be entitled to exercise such rights.

SECTION 5.9         MAJORITY VOTE SUFFICIENT.  Notwithstanding any provision of law permitting or requiring any action to be taken or approved by the affirmative vote of holders of shares entitled to cast a greater proportion of votes, any such action shall be taken or approved if taken or approved by the affirmative vote of holders of shares entitled to cast a majority of all the votes entitled to be cast with respect to such action, except as may be provided otherwise in this Charter or any Articles Supplementary with respect to any particular class or series of Equity Stock.

SECTION 5.10       STOCKHOLDER’S CONSENT IN LIEU OF MEETING.  Any action required or permitted to be taken at any meeting of Stockholders may be taken without a meeting only if a unanimous consent setting forth the action is given in writing or by electronic transmission by each Stockholder entitled to vote on the matter and filed with the minutes of proceedings of the Stockholders.

ARTICLE VI

~~SECTION 5.9~~  RESTRICTIONS ON OWNERSHIP AND TRANSFER.

SECTION 6.1                         ~~(i)~~  DEFINITIONS.  For purposes of ~~Section 5.9,~~Article VI, the following terms shall have the following meanings:

“AGGREGATE STOCK OWNERSHIP LIMIT” means not more than 9.8% (or such other amount designated by the Board pursuant to Section 6.2(viii)) in value of the aggregate of the outstanding shares of Equity Stock.

“BENEFICIAL OWNERSHIP” means ownership of ~~Shares~~Equity Stock by a Person, whether the interest in the ~~Shares~~Equity Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code~~.~~, provided, however, that in determining the number of shares Beneficially Owned by a Person, no share shall be counted more than once.  Whenever a Person Beneficially Owns shares of Equity Stock that are not actually outstanding (e.g., shares issuable upon the exercise of an option or the conversion of a convertible security) (“Option Shares”), then, whenever this Charter requires a determination of the percentage of outstanding shares of a class of Equity Stock Beneficially Owned by such Person, the Option Shares Beneficially Owned by such Person shall also be deemed to be outstanding.  The terms “Beneficial Owner,” “Beneficially Owns” and “Beneficially Owned” shall have the correlative meanings.

“BUSINESS DAY” means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.

“CHARITABLE BENEFICIARY” means one or more beneficiaries of the Trust as determined pursuant to Section ~~5.9(iii)(f),~~6.3(vi); provided, that each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A) (other than clauses (vii) and (viii) thereof), 2055 and 2522 of the Code.

~~“CODE” means the Internal Revenue Code of 1986, as amended from time to time.~~

“COMMON ~~SHARE~~STOCK OWNERSHIP LIMIT” means not more than 9.8% ~~percent~~ (or such other amount designated by the Board pursuant to Section 6.2(viii)), in value or in number of shares, whichever is more restrictive~~)~~, of the aggregate of the outstanding ~~Common Shares of the Company, subject to adjustment pursuant to Section 5.9(ii)(h) (but not more than 9.9% percent of the aggregate of the outstanding Common Shares of the Company, as so adjusted).  The number and value of outstanding Common Shares of the Company shall be determined by the Board in good faith, which determination shall be conclusive for all purposes hereof.~~shares of Common Stock.

“CONSTRUCTIVE OWNERSHIP” means ownership of ~~Shares~~Equity Stock by a Person, whether the interest in the ~~Shares~~shares of Equity Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code. The terms “Constructive Owner,” “Constructively Owns” and “Constructively Owned” shall have the correlative meanings.

“EXCEPTED HOLDER” means a Stockholder for whom an Excepted Holder Limit is created by ~~this Charter or by~~ the Board pursuant to Section ~~5.9(ii)(g~~6.2(vii).

“EXCEPTED HOLDER LIMIT” means, provided that the affected Excepted Holder agrees to comply with the requirements established by the Board pursuant to Section ~~5.9(ii)(g~~6.2(vii), and subject to adjustment pursuant to Section ~~5.9(ii)(h~~6.2(viii), the percentage limit established by the Board pursuant to Section ~~5.9(ii)(g~~6.2(vii).

~~“MARKET PRICE” on any date means, with respect to any class or series of outstanding Shares, the Closing Price for such Shares on such date. The “Closing Price” on any date shall mean the last sale price for such Shares, regular~~

~~way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such Shares, in either case as reported in the principal consolidated transaction reporting system with respect to Shares Listed or admitted to trading on the NYSE or, if such Shares are not Listed or admitted to trading on the NYSE, as reported on the principal consolidated transaction reporting system with respect to Shares Listed on the principal national securities exchange on which such Shares are Listed or admitted to trading or, if such Shares are not Listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or, if such system is no longer in use, the principal other automated quotation system that may then be in use or, if such Shares are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Shares selected by the Board or, in the event that no trading price is available for such Shares, the fair market value of the Shares, as determined in good faith by the Board.~~

~~“NYSE” means the New York Stock Exchange.~~

~~“PERSON” means an individual, corporation, partnership, estate, trust (including a trust qualified under Sections 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity and also includes a group as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, and a group to which an Excepted Holder Limit applies.~~

“INITIAL DATE” means the date upon which these Ninth Articles of Amendment and Restatement containing this Article VI are filed with and accepted for record by the SDAT.

“MARKET PRICE” on any date means, with respect to any class or series of outstanding shares of Equity Stock, the Closing Price for such Equity Stock on such date.

“NON-TRANSFER EVENT” means any event or other changes in circumstances other than a purported Transfer, including, without limitation, any change in the value of any shares of Equity Stock and any redemption of any shares of Equity Stock.

~~“PREFERRED SHARE OWNERSHIP LIMIT” means not more than 9.8% percent (in value or in number of shares, whichever is more restrictive) of the aggregate of the outstanding Preferred Shares of the Company~~

“OWNERSHIP LIMITS” means the Aggregate Stock Ownership Limit and the Common Stock Ownership Limit, subject to adjustment pursuant to Section 6.2(viii).~~5.9(ii)(h) (but not more than 9.9% percent of the aggregate of the outstanding Preferred Shares of the Company, as so adjusted). The number and value of outstanding Preferred Shares of the Company shall be determined by the Board in good faith, which determination shall be conclusive for all purposes hereof.~~

“PROHIBITED OWNER” means, with respect to any purported Transfer or Non-Transfer Event, any Person who, but for the provisions of Section ~~5.9(ii)(a), would~~6.2(i), would beneficially own (determined under the principles of Section 856(a)(5) of the Code), Beneficially Own or Constructively Own ~~Shares~~shares of Equity Stock, and if appropriate in the context, shall also mean any Person who would have been the record owner of the ~~Shares~~shares of Equity Stock that the Prohibited Owner would have so owned.

“RESTRICTION TERMINATION DATE” means the first day after the ~~Commencement of the~~ Initial ~~Public Offering~~Date on which the ~~Company~~Board determines pursuant to Section ~~7.2(xix~~7.5(ii) of the Charter that it is no longer in the best interests of the Company to attempt to, or continue to, qualify as a REIT or that compliance with any or all of the restrictions and limitations on Beneficial Ownership, Constructive Ownership and Transfers of ~~Shares~~shares of Equity Stock set forth herein is no longer required in order for the Company to qualify as a REIT, but only with respect to such restrictions and limitations.

“TRANSFER” means any issuance, sale, transfer, gift, assignment, devise or other disposition, as well as any other event that causes any Person to acquire beneficial ownership (determined under the principles of Section 856(a)(5)

of the Code), Beneficial Ownership or Constructive Ownership of Equity Stock or the right to vote or receive dividends on Equity Stock, or any agreement to take any such actions or cause any such events, ~~of Shares~~ or the right to vote or receive dividends on ~~Shares~~Equity Stock, including (a) the granting or exercise of any option (or any disposition of any option) or entering into any agreement for the sale, transfer or other disposition of Equity Stock (or of beneficial ownership (determined under the principles of Section 856(a)(5) of the Code), Beneficial Ownership or Constructive Ownership), (b) any disposition of any securities or rights convertible into or exchangeable for ~~Shares~~Equity Stock or any interest in ~~Shares~~Equity Stock or any exercise of any such conversion or exchange right and (c) Transfers of interests in other entities that result in changes in beneficial ownership (determined under the principles of Section 856(a)(5) of the Code), Beneficial Ownership or Constructive Ownership of ~~Shares~~Equity Stock; in each case, whether voluntary or involuntary, whether owned of record, beneficially owned (determined under the principles of Section 856(a)(5) of the Code), Constructively Owned or Beneficially Owned and whether by operation of law or otherwise.  The terms “Transferring” and “Transferred” shall have the correlative meanings.

“TRUST” means any trust provided for in Section ~~5.9(iii)(a~~6.3(i).

“TRUSTEE” means the Person unaffiliated with the Company and ~~a~~any Prohibited Owner, that is a “United States person” within the meaning of Section 7701(a)(30) of the Code and is appointed by the Company to serve as trustee of the Trust.

~~(ii)  SHARES.~~

SECTION 6.2         EQUITY STOCK.

(i)            ~~(a)~~  OWNERSHIP LIMITATIONS.  During the period commencing on the ~~date of the Company’s qualification as a REIT~~Initial Date and prior to the Restriction Termination Date~~:~~, but subject to Section 6.4:

(a)           ~~(I)~~  BASIC RESTRICTIONS.

(1)           (A) ~~(1)~~  No Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own ~~Common Shares~~shares of Equity Stock in excess of the ~~Common Share~~Aggregate Stock Ownership Limit, (~~2~~B) no Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own ~~Preferred Shares~~shares of Common Stock in excess of the ~~Preferred Share~~Common Stock Ownership Limit and (~~3~~C) no Excepted Holder shall Beneficially Own or Constructively Own ~~Shares~~shares of Equity Stock in excess of the Excepted Holder Limit for such Excepted Holder.

(2)           ~~(B)~~  No Person shall Beneficially ~~or Constructively Own Shares~~Own shares of Equity Stock to the extent that such Beneficial ~~or Constructive~~ Ownership of ~~Shares~~Equity Stock would result in the Company being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year)~~, or otherwise failing to qualify as a REIT (including, but not limited to, Beneficial or Constructive Ownership that would result in the Company owning (actually or Constructively) an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Company from such tenant would cause the Company to fail to satisfy any of the gross income requirements of Section 856(c) of the Code)~~.

(3)           No Person shall Beneficially Own or Constructively Own shares of Equity Stock to the extent that such Beneficial Ownership or Constructive Ownership of Equity Stock would result in the Company failing to qualify as a REIT.

(4)           No Person shall Constructively Own shares of Equity Stock to the extent that such Constructive Ownership would cause any income of the Company that would otherwise qualify as “rents from real property” for purposes of Section 856(d) of the Code to fail to qualify as such.

(5)           ~~(C)  Notwithstanding any other provisions contained herein, any Transfer of Shares (whether or not such Transfer is the result of a transaction entered into through the facilities of the NYSE or~~

~~any other national securities exchange or automated inter-dealer quotation system)~~Any Transfer of shares of Equity Stock that, if effective, would result in ~~Shares~~the Equity Stock being beneficially owned by ~~less~~fewer than 100 Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void ~~AB INITIO~~ab initio, and the intended transferee shall acquire no rights in such ~~Shares~~shares of Equity Stock.

(b)           ~~(II)~~  TRANSFER IN TRUST.  If any Transfer ~~of Shares (whether or not such Transfer is the result of a transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system)~~or Non-Transfer Event occurs which, if effective or otherwise, would result in any Person Beneficially Owning or Constructively Owning ~~Shares~~(as applicable) shares of Equity Stock in violation of Section ~~5.9~~6.2(~~ii~~i)(a)(~~I)(A) or (B),~~1), (2), (3) or (4),

(1)           ~~(A)~~  then that number of ~~Shares~~shares of Equity Stock the Beneficial Ownership or Constructive Ownership (as applicable) of which otherwise would cause such Person to violate Section ~~5.9~~6.2(~~ii~~i)(a)(~~I)(A~~1), (2), (3) or (~~B~~4) (rounded up to the nearest whole share) shall be automatically transferred to a Trust for the benefit of a Charitable Beneficiary, as described in Section ~~5.9(iii),~~6.3, effective as of the close of business on the Business Day prior to the date of such Transfer or Non-Transfer Event, and such Person (or, if different, the direct or Beneficial Owner of such shares) shall acquire no rights in such shares (or shall be divested of its rights in such shares); ~~or~~

(2)           ~~(B)~~   if the transfer to the Trust described in clause (~~A~~1) of this sentence would not be effective for any reason to prevent the violation of Section ~~5.9~~6.2(~~ii~~i)(a)(~~I~~1), (~~A~~2), (3) or (~~B~~4), then the Transfer of that number of ~~Shares~~shares of Equity Stock that otherwise would cause any Person to violate Section ~~5.9~~6.2(~~ii~~i)(a)(~~I)(A~~1), (2), (3) or (~~B~~4) shall be void ~~AB INITIO~~ ab initio, and the intended transferee shall acquire no rights in such ~~Shares.~~shares of Equity Stock;

(3)           if the transfer to the Trust described in clause (1) of this sentence would not be effective for any reason to prevent the violation of Section 6.2(i)(a)(1), (2), (3) or (4), then the Non-Transfer Event that otherwise would cause any Person to violate Section 6.2(i)(a)(1), (2), (3) or (4) shall be void ab initio to the extent that the Company has the legal ability to void the Non-Transfer Event, and the intended transferee shall acquire no rights in such shares of Equity Stock.

(ii)           ~~(b)~~  REMEDIES FOR BREACH.  If the Board or any duly authorized committee thereof shall at any time determine in good faith that a Transfer or ~~other event~~Non-Transfer Event has taken place that results in a violation of Section ~~5.9~~6.2(~~ii~~i)(a) or that a Person intends to acquire or has attempted to acquire Beneficial ~~or~~Ownership, Constructive Ownership ~~of any Shares~~or beneficial ownership (determined under the principles of Section 856(a)(5) of the Code) of any shares of Equity Stock in violation of Section ~~5.9~~6.2(~~ii~~i)(a) (whether or not such violation is intended), the Board or a committee thereof shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or ~~other event~~Non-Transfer Event or otherwise prevent such violation, including, without limitation, causing the Company to redeem shares, refusing to give effect to such Transfer on the books of the Company or instituting proceedings to enjoin such Transfer or ~~other event~~Non-Transfer Event; provided, however, that any Transfer or attempted Transfer ~~or other event in violation of Section 5.9(ii)(a~~in violation of Section 6.2(i)(a) (or Non-Transfer Event that results in a violation of Section 6.2(i)(a)) shall automatically result in the transfer to the Trust described above, ~~and~~or, ~~where~~if applicable, ~~such Transfer (or other event)~~ shall be void ab initio as provided above irrespective of any action (or non-action) by the Board or a committee thereof.

(iii)          ~~(c)~~  NOTICE OF RESTRICTED TRANSFER.  Any Person who acquires or attempts or intends to acquire Beneficial Ownership ~~or~~, Constructive Ownership ~~of Shares~~or beneficial ownership (determined under the principles of Section 856(a)(5) of the Code) of shares of Equity Stock that will or may violate Section ~~5.9~~6.2(~~ii~~i)(a)~~(I)~~ or any Person who held or would have owned ~~Shares~~shares of Equity Stock that resulted in a transfer to the Trust pursuant to the provisions of Section ~~5.9~~6.2(~~ii~~i)(~~a)(II~~b) shall immediately give written notice to the Company of such event, or in the case of such a proposed or attempted transaction, give at least 15 days prior written notice, and shall provide to the Company such other information as the Company may request in order to determine the effect, if any, of such Transfer on the Company’s ~~status~~qualification as a REIT.

(iv)          ~~(d)~~  OWNERS REQUIRED TO PROVIDE INFORMATION.  From the ~~Commencement of the~~ Initial ~~Public Offering~~Date and prior to the Restriction Termination Date:

(a)           ~~(I)~~  every owner of 5.0% or more ~~than five percent~~ (or such lower percentage as required by the Code or the ~~Treasury Regulations~~regulations promulgated thereunder) of the outstanding ~~Shares, within 30 days after~~shares of any class or series of Equity Stock, upon request following the end of each taxable year of the Company, shall ~~give written notice~~provide in writing to the Company ~~stating~~ the name and address of such owner, the number of ~~Shares~~shares of each class and series of Equity Stock and other shares of the Equity Stock Beneficially Owned by it and a description of the manner in which such ~~Shares~~shares are held.  Each such owner shall provide to the Company such additional information as the Company may request in order to determine the effect, if any, of such Beneficial Ownership on the Company’s ~~status~~qualification as a REIT and to ensure compliance with the ~~Common Share~~ Ownership ~~Limit and Preferred Share Ownership Limit~~Limits; and

(b)           ~~(II)~~  each Person who is a Beneficial Owner or Constructive Owner of ~~Shares~~Equity Stock and each Person (including the ~~stockholder~~Stockholder of record) who is holding ~~Shares~~Equity Stock for a Beneficial Owner or Constructive Owner shall provide in writing to the Company such information as the Company may request, in good faith, in order to determine the Company’s ~~status~~qualification as a REIT and to comply with requirements of any taxing authority or governmental authority or to determine such compliance.

(v)           ~~(e)~~  REMEDIES NOT LIMITED.  Subject to Section ~~7.2~~7.5(ii) of ~~the~~this Charter, nothing contained in this Section ~~5.9(ii)(e)~~6.2 shall limit the authority of the Board to take such other action as it deems necessary or advisable to protect the Company and the interests of ~~its stockholders~~the Stockholders in preserving the Company’s ~~status~~qualification as a REIT.

(vi)          ~~(f)~~  AMBIGUITY.  ~~In the case of an ambiguity in the application of any of the provisions of this Section 5.9(ii), Section 5.9(iii), or any definition contained in Section 5.9(i), the~~The Board shall have the power to determine the application of the provisions of this Section ~~5.9(ii) or Section 5.9(iii)~~6.2 and Section 6.3 and any definition contained in Section 6.1, including in the case of an ambiguity in the application of any of the provisions of this Section 6.2, Section 6.3, or any such definition, with respect to any situation based on the facts known to it.  In the event Section ~~5.9(ii)~~6.2 or ~~(iii)~~6.3 requires an action by the Board and ~~the~~this Charter fails to provide specific guidance with respect to such action, the Board shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of ~~Section 5.9.~~Sections 6.1, 6.2 or 6.3.

(vii)         ~~(g)~~  EXCEPTIONS.

(a)           ~~(I)~~  Subject to Section ~~5.9(ii~~6.2(i)(a)(~~I)(B~~3), the Board, in its sole discretion, may ~~exempt a Person from the Common Share Ownership Limit and the Preferred Share Ownership Limit, as the case may be, and may~~prospectively exempt a Person from, or retroactively waive with respect to a Person, one or more of the ownership limitations set forth in Section 6.2(i)(a)(1)(A) and (B) and establish or increase an Excepted Holder Limit for such Person, may retroactively waive the ownership limitations set forth in Section 6.2(i)(a)(1)(C) with respect to a Person and establish or increase an Excepted Holder Limit for such Person, may prospectively exempt a Person from the provisions of Section 6.2(i)(a)(2), and may prospectively exempt a Person from, or retroactively waive with respect to a Person, the provisions of Section 6.2(i)(a)(4) if:

(1)           ~~(A)~~   the Board obtains such representations and undertakings from such Person as are reasonably necessary to ascertain that ~~no individual~~such Person’s Beneficial ~~or~~Ownership and Constructive Ownership of such ~~Shares will violate Section 5.9(ii)(a)(I)(B); (B)  such Person does not and represents that it will not own, actually or Constructively, an interest in a tenant of the Company (or a tenant of any entity owned or controlled by the Company) that would cause the Company to own, actually or Constructively, more than a 9.9% interest (as set forth in Section 856(d)(2)(B) of the Code) in such tenant and the Board obtains such representations and undertakings from such Person as are reasonably necessary to ascertain this fact (for this purpose, a tenant from whom the Company (or an entity owned or controlled by the Company) derives (and is expected to continue to derive) a sufficiently small amount of revenue such that, in the opinion of the Board, rent from such tenant would not adversely affect~~shares of Equity Stock in excess of the Ownership Limits or in violation of the limitations imposed by Section 6.2(i)(a)(2) or Section 6.2(i)(a)(4), as applicable, will not now or in the future jeopardize the Company’s ability to qualify as a REIT~~, shall not be treated as a tenant of the Company)~~ under the Code; and

(2)           ~~(C)~~   such Person agrees that any violation or attempted violation of such representations or undertakings (or other action which is contrary to the restrictions contained in ~~Section~~

~~5.9(ii)(a~~Sections 6.2(i) through ~~Section 5.9(ii)(f~~6.2(vi)) will result in such ~~Shares~~shares of Equity Stock being automatically transferred to a Trust in accordance with ~~Section 5.9(ii)(A)(II~~Sections 6.2(i)(b) and ~~Section 5.9(iii).~~6.3.

(b)           ~~(II)~~  Prior to granting any ~~exception~~exemption or waiver or establishing or increasing any Excepted Holder Limit pursuant to Section ~~5.9(ii~~6.2(vii)(~~g)(I~~a), the Board may require a ruling from the Internal Revenue Service, or an opinion of counsel, in either case in form and substance satisfactory to the Board in its sole discretion, as it may deem necessary or advisable in order to determine or ensure the Company’s ~~status~~qualification as a REIT.  Notwithstanding the receipt of any ruling or opinion, the Board may impose such conditions or restrictions as it deems appropriate in connection with granting such ~~exception~~exemption or waiver or establishing or increasing any Excepted Holder Limit.

(c)           ~~(III)~~  Subject to Section ~~5.9~~6.2(~~ii~~i)(a)(~~I)(B~~3), an underwriter ~~which~~that participates in ~~an Offering~~a public offering or a private placement of ~~Shares~~Equity Stock (or ~~Securities~~securities convertible into or exchangeable for ~~Shares~~Equity Stock) may Beneficially Own ~~or~~and Constructively Own ~~Shares~~shares of Equity Stock (or ~~Securities~~securities convertible into or exchangeable for ~~Shares~~Equity Stock) in excess of the Aggregate Stock Ownership Limit, the Common ~~Share~~Stock Ownership Limit, ~~the Preferred Share Ownership Limit~~ or both such limits, but only to the extent necessary to facilitate such ~~Offering~~public offering or private placement.

(d)           ~~(IV)~~  The Board may only reduce the Excepted Holder Limit for an Excepted Holder: (1) with the written consent of such Excepted Holder at any time, or (2) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder.  No Excepted Holder Limit shall be reduced to a percentage that is less than the Common ~~Share Ownership Limit or the Preferred Share~~Stock Ownership Limit.

~~(h)  INCREASE IN COMMON SHARE OWNERSHIP LIMIT AND PREFERRED SHARE OWNERSHIP LIMIT.  The Board may from time to time increase the Common Share Ownership Limit and the Preferred Share Ownership Limit; provided, however, that neither the Common Share Ownership Limit nor the Preferred Share Ownership Limit may be increased to a percentage that is greater than 9.9%.~~

~~(i)  NOTICE TO STOCKHOLDERS UPON ISSUANCE OR TRANSFER.  Upon issuance or transfer of Shares prior to the Restriction Termination Date, the Company shall provide the recipient with a notice containing information about the shares purchased or otherwise transferred, in lieu of issuance of a share certificate, in a form substantially similar to the following:~~

~~The securities of Behringer Harvard REIT I, Inc. (the “Company”) are subject to restrictions on Beneficial and Constructive Ownership and Transfer for the purpose of the Company’s maintenance of its status as a real estate investment trust under the Internal Revenue Code of 1986, as amended (the “Code”). Subject to certain further restrictions and except as expressly provided in the Company’s charter, (i) no Person may Beneficially or Constructively Own Common Shares of the Company in excess of 9.8 percent (in value or number of shares) of the outstanding Common Shares of the Company unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (ii) no Person may Beneficially or Constructively Own Preferred Shares of the Company in excess of 9.8 percent (in value or number of shares) of the outstanding Preferred Shares of the Company unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (iii) no Person may Beneficially or Constructively Own Shares that would result in the Company being “closely held” under Section 856(h) of the Code or otherwise cause the Company to fail to qualify as a REIT; and (iv) no Person may Transfer Shares if such Transfer would result in the Shares of the Company being owned by fewer than 100 Persons. Any Person who Beneficially or Constructively Owns or attempts to Beneficially or Constructively Own Shares which causes or will cause a Person to Beneficially or Constructively Own Shares in excess or in violation of the above limitations must immediately notify the Company. If any of the restrictions on transfer or ownership are violated, the Shares represented hereby will be automatically transferred to a Trustee of a Trust for the benefit of one or more Charitable Beneficiaries. In addition, upon the occurrence of certain events, attempted Transfers in violation of the restrictions described above may be void AB INITIO. All capitalized terms in this notice have the meanings defined in the charter of the Company, as the same may be amended from time to time, a copy of which, including the restrictions on transfer and ownership, will be furnished to each holder of Shares of the Company on request and without charge.~~

(viii)        INCREASE OR DECREASE IN AGGREGATE STOCK OWNERSHIP AND COMMON STOCK OWNERSHIP LIMITS.  Subject to Section 6.2(i)(a)(3), the Board may from time to time increase one or both of the Ownership Limits and decrease one or both of the Ownership Limits; provided, however, that any such decreased Ownership Limit will not be effective for any Person whose percentage ownership in Equity Stock is in excess of the decreased Ownership Limit until such time as such Person’s percentage of Equity Stock equals or falls below the decreased Ownership Limit, but any further acquisition of Equity Stock in excess of such percentage ownership of Equity Stock will be in violation of the Ownership Limits; and provided, further, that the new Ownership Limits would not result in the Company being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year) if five unrelated individuals were to Beneficially Own the five largest amounts of Equity Stock permitted to be Beneficially Owned under each Excepted Holder Limit, as applied to an Excepted Holder, and such new Ownership Limits with respect to each other Stockholder, taking into account the immediately preceding proviso permitting ownership in excess of decreased Ownership Limits in certain cases.

(ix)           LEGEND.  Each certificate for shares of Equity Stock, if certificated, shall bear a legend that substantially describes the foregoing restrictions on transfer and ownership, or, instead of such legend, the certificate, if any, may state that the Company will furnish a full statement about certain restrictions on transferability to a Stockholder on request and without charge.

SECTION 6.3         ~~(iii)~~  TRANSFER OF ~~SHARES~~EQUITY STOCK IN TRUST.

(i)            ~~(a)~~  OWNERSHIP IN TRUST.  Upon any purported Transfer or ~~other event~~Non-Transfer Event described in Section ~~5.9~~6.2(~~ii~~i)(~~a)(II~~b) that would result in a transfer of ~~Shares~~shares of Equity Stock to a Trust, such ~~Shares~~shares of Equity Stock shall be deemed to have been transferred to the Trustee as trustee of a Trust for the exclusive benefit of one or more Charitable Beneficiaries.  Such transfer to the Trustee shall be deemed to be effective as of the close of business on the Business Day prior to the purported Transfer or ~~other event~~Non-Transfer Event that results in the transfer to the Trust pursuant to Section ~~5.9~~6.2(~~ii~~i)(~~a)(II~~b).  The Trustee shall be appointed by the Company and shall be a Person unaffiliated with the Company and any Prohibited Owner.  Each Charitable Beneficiary shall be designated by the Company as provided in Section ~~5.9(iii)(f~~6.3(vi).

(ii)           ~~(b)~~   STATUS OF SHARES HELD BY THE TRUSTEE.  Shares of Equity Stock held by the Trustee shall be issued and outstanding ~~Shares~~shares of ~~the Company.~~Equity Stock.  The Prohibited Owner shall have no rights in the shares held by the Trustee.  The Prohibited Owner shall not benefit economically from ownership of any ~~Shares~~shares held in trust by the Trustee, shall have no rights to dividends or other distributions and shall not possess any rights to vote or other rights attributable to the ~~Shares~~shares held in the Trust.

(iii)          ~~(c)~~   DIVIDEND AND VOTING RIGHTS.  The Trustee shall have all voting rights and rights to dividends or other distributions with respect to ~~Shares~~shares of Equity Stock held in the Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary.  Any dividend or other distribution paid prior to the discovery by the Company that the ~~Shares~~shares of Equity Stock have been transferred to the Trustee shall be paid by the recipient of such dividend or distribution to the Trustee upon demand and any dividend or other distribution authorized but unpaid shall be paid when due to the Trustee.  Any dividend or distribution so paid to the Trustee shall be held in trust for the Charitable Beneficiary.  The Prohibited Owner shall have no voting rights with respect to shares held in the Trust and, subject to Maryland law, effective as of the date that the ~~Shares~~shares of Equity Stock have been transferred to the ~~Trustee~~Trust, the Trustee shall have the authority (at the Trustee’s sole discretion) (~~i~~a) to rescind as void any vote cast by a Prohibited Owner prior to the discovery by the Company that the ~~Shares~~shares of Equity Stock have been transferred to the Trustee and (~~ii~~b) to recast such vote in accordance with the desires of the Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the Company has already taken irreversible corporate action, then the Trustee shall not have the authority to rescind and recast such vote.  Notwithstanding the provisions of this ~~Section 5.9,~~Article VI, until the Company has received notification that ~~Shares~~shares of Equity Stock have been transferred into a Trust, the Company shall be entitled to rely on its share transfer and other ~~stockholder~~Stockholder records for purposes of preparing lists of ~~stockholders~~Stockholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of ~~stockholders~~Stockholders.

(iv)          ~~(d)~~   SALE OF SHARES BY TRUSTEE.  ~~Within 20 days of~~As soon as reasonably practicable after receiving notice from the Company that ~~Shares~~shares of Equity Stock have been transferred to the Trust (and no later than 20 days after receiving notice in the case of shares of Equity Stock that are Listed or admitted to trading on any national securities exchange), the Trustee of the Trust shall sell the ~~Shares~~shares held in the Trust to a person~~, designated by the Trustee,~~ whose ownership of the ~~Shares~~shares will not violate the ownership limitations set forth in Section ~~5.9~~6.2(~~ii~~i)(a)~~(I)~~.  Upon such sale, the interest of the Charitable Beneficiary in the ~~Shares~~shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section ~~5.9(iii)(d~~6.3(iv).  The Prohibited Owner shall receive the lesser of (~~1~~a) the price paid by the Prohibited Owner for the ~~Shares~~shares or, if the Prohibited Owner did not give value for the ~~Shares~~shares in connection with the event causing the ~~Shares~~shares to be held in the Trust (e.g., in the case of a gift, devise or other such transaction), the Market Price of the ~~Shares~~shares on the day of the event causing the ~~Shares~~shares to be held in the Trust and (~~2~~b) the ~~price per Share~~sales proceeds received by the Trustee (net of any commissions and other expenses of sale) from the sale or other disposition of the ~~Shares held in the Trust.~~shares held in the Trust.  The Trustee may reduce the amount payable to the Prohibited Owner by the amount of dividends and other distributions which has been paid to the Prohibited Owner and is owed by the Prohibited Owner to the Trustee pursuant to Section 6.3(iii).  Any net sales proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary.  If, prior to the discovery by the Company that ~~Shares~~shares of Equity Stock have been transferred to the Trustee, such ~~Shares~~shares are sold by a Prohibited Owner, then (~~i~~1) such ~~Shares~~shares shall be deemed to have been sold on behalf of the Trust and (~~ii~~2) to the extent that the Prohibited Owner received an amount for such ~~Shares~~shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section ~~5.9,~~6.3(iv), such excess shall be paid to the Trustee upon demand.

(v)           ~~(e)~~  PURCHASE RIGHT IN STOCK TRANSFERRED TO THE TRUSTEE.  Shares of Equity Stock transferred to the Trustee shall be deemed to have been offered for sale to the Company, or its designee, at a price per ~~Share~~share equal to the lesser of (~~i~~a) the price per ~~Share~~share in the transaction that resulted in such transfer to the Trust (or , in the case of a devise or gift, the Market Price at the time of such devise or gift) and (~~ii~~b) the Market Price on the date the Company, or its designee, accepts such offer.  The Company shall have the right to accept such offer until the Trustee has sold the shares held in the Trust pursuant to Section ~~5.9(iii)(d~~6.3(iv).  Upon such a sale to the Company, the interest of the Charitable Beneficiary in the ~~Shares~~shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner~~.~~; provided, however, that the Trustee may reduce the amount payable to the Prohibited Owner by the amount of dividends and other distributions which has been paid to the Prohibited Owner and is owed by the Prohibited Owner to the Trustee pursuant to Section 6.3(iii).  Any net sales proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary.

(vi)          ~~(f)~~   DESIGNATION OF CHARITABLE BENEFICIARIES.  By written notice to the Trustee, the Company ~~shall designate~~may change the Charitable Beneficiary by designating one or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Trust such that (~~i~~a) the ~~Shares~~shares of Equity Stock held in the Trust would not violate the restrictions set forth in Section ~~5.9~~6.2(~~ii~~i)(a~~)(I~~) in the hands of such Charitable Beneficiary and (~~ii~~b) each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A) (other than clauses (vii) and (viii) thereof), 2055 and 2522 of the Code.  Neither the failure of the Company to make such designation nor the failure of the Company to appoint the Trustee before the automatic transfer provided for in Section 6.2(i)(b)(1) shall make such transfer ineffective, provided that the Company thereafter makes such designation and appointment.  The designation of a nonprofit organization as a Charitable Beneficiary shall not entitle such nonprofit organization to serve in such capacity and the Company may, in its sole discretion, designate a different nonprofit organization as the Charitable Beneficiary at any time and for any or no reason.  Any determination by the Company with respect to the application of this Article VI shall be binding on each Charitable Beneficiary.

SECTION 6.4         ~~SECTION 5.10  SETTLEMENTS~~NYSE TRANSACTIONS.  Nothing in ~~Section 5.9~~this Article VI shall preclude the settlement of any transaction ~~with respect to the Common Shares~~ entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system ~~on which the Common Shares are Listed~~.  The fact that the settlement of any transaction occurs shall not negate the effect of any other provision of ~~Sections 5.9,~~this Article VI and any ~~transfer~~transferee in such a transaction shall be subject to all of the provisions and limitations set forth in ~~Section 5.9.~~ this Article VI.

~~SECTION 5.11  SEVERABILITY.  If any provision of Section 5.9 or any application of any such provision is determined to be void, invalid or unenforceable by any court having jurisdiction over the issue, the validity and enforceability of the remaining provisions of Section 5.9 shall not be affected and other applications of such provision shall be affected only to the extent necessary to comply with the determination of such court.~~

SECTION 6.5         ~~SECTION 5.12~~   ENFORCEMENT.  The Company is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of ~~Section 5.9.~~this Article VI.

SECTION 6.6         ~~SECTION 5.13~~   NON-WAIVER.  No delay or failure on the part of the Company or the Board in exercising any right hereunder shall operate as a waiver of any right of the Company or the Board, as the case may be, except to the extent specifically waived in writing.

~~SECTION 5.14  REPURCHASE OF SHARES.  The Board may establish, from time to time, a program or programs by which the Company voluntarily repurchases Shares from its Stockholders; provided, however, that such repurchase does not impair the capital or operations of the Company. The Sponsor, Advisor, members of the Board or any Affiliates thereof may not receive any fees arising out of the repurchase of Shares by the Company.~~

~~SECTION 5.15  DISTRIBUTION REINVESTMENT PLANS.  The Board may establish, from time to time, a Distribution reinvestment plan or plans (each, a “REINVESTMENT PLAN”). Under any such Reinvestment Plan, (i) all material information regarding Distributions to the Stockholders and the effect of reinvesting such Distributions, including the tax consequences thereof, shall be provided to the Stockholders not less often than annually, and (ii) each Stockholder participating in such Reinvestment Plan shall have a reasonable opportunity to withdraw from the Reinvestment Plan not less often than annually after receipt of the information required in clause (i) above.~~

~~SECTION 5.16  CONVERTIBLE SHARES.~~

~~(i)  DISTRIBUTION RIGHTS. The holders of any outstanding Convertible Shares shall not be entitled to receive dividends or other Distributions on such Convertible Shares.~~

~~(ii)  VOTING RIGHTS.~~

~~(a)  Except for the voting rights expressly conferred by Section 5.16(ii)(b) hereof, the holders of the outstanding Convertible Shares shall not be entitled to (1) vote on any matter, or (2) receive notice of, or to participate in, any meeting of Stockholders at which they are not entitled to vote.~~

~~(b)  The affirmative vote of the holders of at least two-thirds (2/3) of the outstanding Convertible Shares, voting together as a single class for such purposes, shall be required for the adoption of any amendment, alteration or repeal of any provision of the Charter that materially and adversely changes the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications or terms and conditions of redemption of the Convertible Shares (it being understood that an increase in the number of Directors is not, by itself, such a material and adverse change).~~

~~(c)  Whenever the holders of Convertible Shares are entitled to vote as a single class on any matter pursuant to the provisions of Section 5.16(ii)(b) hereof, the vote required to approve such matter shall be the affirmative vote of at least two-thirds (2/3) of all the votes entitled to be cast by the holders of Convertible Shares, with each Convertible Share having one (1) vote per Convertible Share.~~

~~(iii)  CONVERSION.~~

~~(a)  Each outstanding Convertible Share shall convert into a number of Common Shares as set forth in Section 5.16(iii)(b) hereof, automatically and without any further action required, upon the occurrence of any of the following events (each a “TRIGGERING EVENT”):  (1) the date when the holders of the Common Shares have received distributions equal to or in excess of the sum of Invested Capital and the Stockholders’ 9% Return (the “LIQUIDATION EVENT”); or (2) Listing. In addition, each outstanding Convertible Share shall become convertible into a number of Common Shares as set forth in Section 5.16(iii)(c) hereof, automatically and~~

~~without any further action required, upon the termination or expiration without renewal of the Advisory Agreement with Behringer Advisors, LLC, a Texas limited liability company, other than a termination by the Company because of a material breach by Behringer Advisors, LLC (an “ADVISORY AGREEMENT TERMINATION”).~~

~~(b)  Upon the occurrence of a Triggering Event, each Convertible Share shall be converted into a number of Common Shares equal to 1/1000 of the result of (1) the product of 0.15 times the amount, if any, by which (A) the sum of the Company Value as of the date of the Triggering Event plus the total Distributions paid to holders of Common Shares through the date of the Triggering Event, exceeds (B) the sum of Invested Capital plus the Stockholders’ 9% Return as of the date of the Triggering Event, with such result divided by (2) the quotient of the Company Value divided by the number of outstanding Common Shares on the date of the Triggering Event.  Such conversion, in the case of conversion upon Listing, will not occur until the 31st trading day after the date of such Listing.  If, in the good faith judgment of the Board, full conversion of all Convertible Shares would jeopardize the Company’s status as a REIT, then only that number of Convertible Shares (or fraction thereof) shall be converted into Common Shares such that the Company’s REIT status is not jeopardized, and the remaining Convertible Shares shall be deemed retired immediately upon such conversion.~~

~~(c)  Upon the occurrence of an Advisory Agreement Termination prior to a Triggering Event, each Convertible Share shall become convertible (but will not convert except as provided in the next sentence of this Section 5.16(iii)(c)) into a number of Common Shares equal to 1/1000 of the result of (1) the product of 0.15 times the amount, if any, by which (A) the sum of the Company Value as of the Termination Date plus the total Distributions paid to holders of Common Shares through the Termination Date, exceeds (B) the sum of Invested Capital plus the Stockholders’ 9% Return, with such result divided by (2) the quotient of the Company Value divided by the number of outstanding Common Shares on the Termination Date.  Thereafter, upon the occurrence of a Triggering Event, if the Company’s investors have received distributions equal to the sum of Invested Capital plus the Stockholders’ 9% Return, each Convertible Share will automatically convert into the number of Common Shares determined pursuant to the preceding sentence.  If, in the good faith judgment of the Board, full conversion of all Convertible Shares would jeopardize the Company’s status as a REIT, then only that number of Convertible Shares (or fraction thereof) shall be converted into Common Shares such that the Company’s REIT status is not jeopardized, and the remaining Convertible Shares shall be deemed retired immediately upon such conversion.~~

~~(d)  As promptly as practicable after a Triggering Event, including a Triggering Event that causes the Convertible Shares to automatically convert into Common Shares pursuant to Section 5.16(iii)(c) hereof, the Company shall issue and deliver to each holder of Convertible Shares a certificate or certificates representing the number of Common Shares into which his, her or its Convertible Shares were converted (or shall cause the issuance of such Common Shares to be reflected in the Company’s stock ledger, if the Common Shares are uncertificated).  The person in whose name the Common Shares are issued shall be deemed to have become a Stockholder of record on the date of conversion.~~

~~(e)  The issuance of Common Shares on conversion of outstanding Convertible Shares shall be made by the Company without charge for expenses or for any tax in respect of the issuance of such Common Shares.~~

~~(f)  In the event of any reclassification or recapitalization of the outstanding Common Shares (except a change in par value, or from no par value to par value, or subdivision or other split or combination of Common Shares), or in case of any consolidation or merger to which the Company is a party, except a merger in which the Company is the surviving corporation and which does not result in any such reclassification or recapitalization, the Company or the successor or purchasing business entity shall provide that the holders of each Convertible Share then outstanding shall thereafter have the right to convert such Convertible Shares into the kind and amount of stock and other securities and property receivable, upon such reclassification, recapitalization, consolidation or merger, by a holder of the number of Common Shares of the Company into which such Convertible Shares might have been converted.  The provisions of this Section 5.16(iii)(f) shall similarly apply to successive reclassifications, recapitalizations, consolidations or mergers.~~

~~(g)  Common Shares issued on conversion of Convertible Shares shall be issued as fully paid shares and shall be nonassessable by the Company.  The Company shall, at all times, reserve and keep available, for the purpose of effecting the conversion of the outstanding Convertible Shares, such number of its duly authorized Common Shares as shall be sufficient to effect the conversion of all of the outstanding Convertible Shares.~~

~~(h)  Convertible Shares converted as provided herein shall be reclassified as authorized but unissued Common Shares.~~

~~(iv)  EXCEPTED HOLDER LIMIT FOR HOLDER OF CONVERTIBLE SHARES.  For purposes of Section 5.9 hereof, the holder of the Convertible Shares shall have an Excepted Holder Limit (as such term is defined in Section 5.9 hereof) of a 20% interest (in value or number of as-converted shares, whichever is more restrictive) of the aggregate of the outstanding Common Shares of the Company, subject to adjustment pursuant to Sections 5.9(g) and 5.9(h) hereof, including any adjustment approved by the Board.~~

~~ARTICLE VI~~

ARTICLE VII

BOARD OF DIRECTORS

SECTION 7.1         ~~SECTION 6.1~~  NUMBER OF DIRECTORS.  The number of Directors of the Company shall be five ~~(5)~~, which number may be increased or decreased from time to time only by the Board pursuant to the Bylaws; provided, however, that the total number of Directors shall be not fewer than ~~three (3) and not more than fifteen (15), subject to increase or decrease by the affirmative vote of 80% of the members then serving on the Board. A majority of the Board will be Independent Directors except for a period of up to 60 days after the death, removal or resignation of an Independent Director. Any vacancies, including those which arise by reason of an increase in the number of Directors, will be filled~~the minimum number required by the MGCL. The Company elects pursuant to Section 3-804(c) of the MGCL that, except as may be provided by the Board in setting the terms of any class or series of Equity Stock, any and all vacancies on the Board may be filled only by the affirmative vote of a majority of the remaining Directors~~, though less than a quorum. Independent Directors shall nominate replacements for vacancies in the Independent Director positions. No reduction in the number of Directors shall cause the removal of any Director from office prior to the expiration of his term, except as may otherwise be provided in the terms of any Preferred Shares issued by the Company. For the purposes of voting for Directors, each Share of stock may be voted for as many individuals as there are Directors to be elected and for whose election the Share is entitled to be voted. Cumulative voting for Directors is prohibited.~~  in office, even if the remaining Directors do not constitute a quorum, and any Director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which such vacancy occurred and until his or her successor is duly elected and qualifies.

The names of the Directors who shall serve on the Board until the next annual meeting of the Stockholders and until their successors are duly elected and qualify, subject to an increase in the number of Directors prior to the next annual meeting of the Stockholders, are:

Robert S. Aisner

Robert M. Behringer

Charles G. Dannis

Steven W. Partridge

G. Ronald Witten

~~SECTION 6.2  EXPERIENCE.  Each Director shall have at least three (3) years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the type of assets being acquired by the Company. At least one of the Independent Directors shall have three (3) years of relevant real estate experience.~~

SECTION 7.2         INDEPENDENT DIRECTORS.  A majority of the Board shall be Independent Directors, except for a period of up to 60 days after the death, removal or resignation of an Independent Director.  For purposes of this Section 7.2, “Independent Director” shall mean a Director who satisfies the independence requirements under the rules and regulations of the NYSE as in effect from time to time.

SECTION 7.3         ~~SECTION 6.3~~  COMMITTEES.  ~~Subject to the MGCL, the~~The Board may establish such committees as it deems appropriate, in its discretion, ~~provided that the majority of the members of each committee are Independent Directors.~~as provided in the Bylaws.

~~SECTION 6.4  TERM.  Except as may otherwise be provided in the terms of any Preferred Shares issued by the Company, each Director shall hold office for one (1) year, until the next annual meeting of Stockholders and until his successor is duly elected and qualifies. Directors may be elected to an unlimited number of successive terms.~~

~~SECTION 6.5  FIDUCIARY OBLIGATIONS.  The Directors and the Advisor serve in a fiduciary capacity to the Company and have a fiduciary duty to the Stockholders of the Company, including, with respect to the Directors, a specific fiduciary duty to supervise the relationship of the Company with the Advisor.~~

SECTION 7.4         ~~SECTION 6.6  RESIGNATION,~~ REMOVAL ~~OR DEATH.  Any Director may resign by written notice to the Board, effective upon execution and delivery to the Company of such written notice or upon any future date specified in the notice. A Director may be removed from office with or without~~.  Subject to the rights of holders of one or more classes or series of Preferred Stock to elect or remove one or more Directors, a Director may only be removed from office for cause ~~only~~ at ~~a~~an annual or special meeting of ~~the~~ Stockholders ~~called for that purpose,~~ by the affirmative vote of the ~~holders of not less than~~shares entitled to cast a majority of ~~the Shares then outstanding and entitled to vote~~all of the votes entitled to be cast generally in the election of ~~directors, subject to the rights of any Preferred Shares to vote for such Directors. The notice of such meeting shall indicate that the purpose, or one of the purposes, of such meeting is to determine if a Director should be removed.~~Directors.  For purposes of this paragraph, “cause” shall mean with respect to any particular Director, conviction of a felony or a final judgment of a court of competent jurisdiction holding that such Director caused demonstrable, material harm to the Company through bad faith or active and deliberate dishonesty.

~~SECTION 6.7  RIGHTS OF OBJECTING STOCKHOLDERS.  Holders of Shares shall not be entitled to exercise any rights of an objecting stockholder provided for under Title 3, Subtitle 2 of the MGCL unless the Board, upon the affirmative vote of a majority of the entire Board, shall determine that such rights shall apply, with respect to all or any classes or series of stock, to a particular transaction or all transactions occurring after the date of such approval in connection with which holders of such Shares would otherwise be entitled to exercise such rights.~~

~~ARTICLE VII~~

SECTION 7.5         DUTIES AND POWERS ~~OF THE BOARD OF DIRECTORS~~.

(i)            ~~SECTION 7.1~~  GENERAL.  The business and affairs of the Company shall be managed under the direction of the Board, and the Board shall have full, exclusive and absolute power, control and authority over the Company’s assets and over the business of the Company as if it, in its own right, was the sole owner thereof, except as otherwise limited by the Charter~~. In accordance with the policies on investments and borrowing set forth in this Article VII and Article IX hereof, the Board shall monitor the administrative procedures, investment operations and performance of the Company and the Advisor to assure that such policies are carried out.~~ or the Bylaws.  The Board may take any action that, in its sole judgment and discretion, is necessary or desirable to conduct the business of the Company. The Charter shall be construed with a presumption in favor of the grant of power and authority to the Board. Any construction of the Charter or determination made in good faith by the Board concerning its powers and authority hereunder shall be conclusive.

 ~~SECTION 7.2  SPECIFIC POWERS AND AUTHORITY.  Subject only to the express limitations set forth herein, and in addition to all other powers and authority conferred by the Charter by law, the Board, without any vote, action or consent by the Stockholders, shall have and may exercise, at any time or times, in the name of the Company or on its behalf the following powers and authorities:            (i)  INVESTMENTS.  Subject to Article IX and Section 12.6 hereof, the Board shall have the power and authority to invest in, purchase or otherwise acquire and to hold real, personal or mixed, tangible or intangible, property of any kind wherever located, or rights or interests therein or in connection therewith, all without regard to whether such property, interests or rights are authorized by law for the investment of funds held by trustees or other fiduciaries, or whether obligations the Company acquires have a term greater or lesser than the term of office of the Directors or the possible termination of the Company, for such consideration as the Board may deem proper (including cash, property of any kind or Securities of the Company); provided, however, that the Board shall take such actions as it deems necessary and desirable to comply with any requirements of the MGCL relating to the types of assets held by the Company~~ The enumeration and definition of particular powers of the Board included in this Charter or in the Bylaws shall in no way be construed or deemed by inference or otherwise in any manner to exclude or limit the powers conferred upon the Board under the MGCL, the general laws of the State of Maryland or any other applicable laws as now or hereafter in force.

(ii)           REIT QUALIFICATION.  The Board shall use its reasonable best efforts to cause the Company ~~and its Stockholders~~ to qualify for U.S. federal income tax treatment in accordance with the REIT Provisions of the Code~~, unless the Board, in its sole discretion, determines at any time, due to changes in tax legislation or otherwise, that qualification as a REIT is not in the best interests of the Company. Following such REIT qualification~~ or corresponding provisions of subsequent revenue laws applicable to a REIT.  In furtherance of the foregoing, the Board shall use its reasonable best efforts to take such actions as are necessary, and may take such actions as it deems desirable (in its sole discretion) to preserve the status of the Company as a REIT~~; provided, however, that in the event that~~.  Notwithstanding the foregoing, if a majority of the Board determines that it no longer is in the best interests of the Company to continue to have the Company qualify as a REIT, the Board may revoke or otherwise terminate the Company’s REIT election ~~pursuant to Section 856(g) of the Code. The Board also may determine that compliance with any restriction or limitation set forth in this Charter which is intended to preserve the status of the Company as a REIT, including, without limitation, the restrictions and limitations on stock ownership and transfers in Section 5.9 hereof, is no longer required for REIT qualification and may waive compliance with any such restriction or limitation during any period in which the Board has determined not to pursue or preserve the Company’s status as a REIT.~~.

~~(iii)  SALE, DISPOSITION AND USE OF COMPANY ASSETS.  Subject to Article IX and Sections 12.6 and 13.3 hereof, the Board shall have the power and authority to (A) sell, rent, lease, hire, exchange, release, partition, assign, mortgage, grant security interests in, encumber, negotiate, dedicate, grant easements in and options with respect to, convey, transfer (including transfers to entities wholly or partially owned by the Company or any Director) any or all of the Company’s assets, (B) dispose of any or all of the Company’s assets by deeds (including deeds in lieu of foreclosure with or without consideration), trust deeds, assignments, bills of sale, transfers, leases, mortgages, financing statements, security agreements and other instruments for any of such purposes executed and delivered for and on behalf of the Company or the Board by one or more of the Directors or by a duly authorized officer, employee, agent or nominee of the Company, on such terms as it deems appropriate, (C) give consents and make contracts relating to the Company’s assets and their use or other property or matters, (D) develop, improve, manage, use, alter or otherwise deal with the Company’s assets, and (E) rent, lease or hire from others property of any kind; provided, however, that the Company may not use or apply land for any purposes not permitted by applicable law.~~

~~(iv)  FINANCINGS.  The Board shall have the power and authority to borrow or, in any other manner, raise money for the purposes and on the terms it determines, which terms may (i) include evidencing the same by issuance of Securities of the Company and (ii) may have such provisions as the Board may determine; to reacquire such Securities to (A) enter into other contracts or obligations on behalf of the Company; to guarantee, indemnify or act as surety with respect to payment or performance of obligations of any Person and (B) mortgage, pledge, assign, grant security interests in or otherwise encumber the Company’s assets to secure any such Securities of the Company, contracts or obligations (including guarantees, indemnifications and suretyships); and to renew, modify, release, compromise, extend, consolidate or cancel, in whole or in part, any obligation to or of the Company or participate in any reorganization of obligors to the Company; provided, however, that the Company’s Leverage shall be limited by the provisions of Section 9.4(viii) hereof.~~

~~(v)  LENDING.  Subject to all applicable limitations in the Charter, the Board shall have the power and authority to lend money or other assets of the Company on such terms, for such purposes and to such Persons as it may determine.~~

(iii)          ~~(vi)~~  ISSUANCE OF SECURITIES; AUTHORITY TO DECLARE STOCK DIVIDENDS OF DIFFERENT CLASSES.  Subject to the provisions of Article V hereof, the Board may authorize the issuance from time to time of ~~Shares~~shares of Equity Stock of any class or series, whether now or hereafter authorized, or other ~~Securities~~securities or rights convertible into shares of its Equity Stock of any class or series, whether now or hereafter authorized, for such consideration as the Board may deem advisable (or without consideration in the case of a stock split or stock dividend), subject to such restrictions or limitations, if any, as may be set forth in the Charter or the Bylaws.   Subject to any preferential rights in favor of any class of Preferred Stock, the Board, in accordance with Section 2-309(c)(5)(i) of the MGCL, is hereby specifically authorized to, at any time, cause the Company to declare and pay a dividend payable in shares of any one class or multiple classes of Equity Stock to the holders of shares of any other class or classes of Equity Stock without obtaining Stockholder approval.

                ~~(vii)  EXPENSES AND TAXES.  The Board shall have the power and authority (A) to pay any charges, expenses or liabilities necessary or desirable, in the sole discretion of the Board, for carrying out the purposes of the Charter and conducting the business of the Company, including (1) compensation or fees to Directors, officers, employees and agents of the Company, and to Persons contracting with the Company and (2) any taxes, levies, charges and assessments of any kind imposed upon or chargeable against the Company, the Company’s assets or the Directors in connection therewith and (B) to prepare and file any tax returns, reports or other documents and take any other appropriate action relating to the payment of any such charges, expenses or liabilities.~~

                ~~(viii)  COLLECTION AND ENFORCEMENT.  The Board shall have the power and authority to collect, sue for and receive money or other property due to the Company; to consent to extensions of time for the payment, or to the renewal, of any Securities or obligations; to engage or to intervene in, prosecute, defend, compound, enforce, compromise, release, abandon or adjust any actions, suits, proceedings, disputes, claims, demands, security interests or things relating to the Company, the Company’s assets or the Company’s affairs; to exercise any rights and enter into any agreements and take any other action necessary or desirable in connection with the foregoing.~~

                ~~(ix)  DEPOSITS.  The Board shall have the power and authority to deposit funds or Securities constituting part of the Company’s assets in banks, trust companies, savings and loan associations, financial institutions and other depositories, whether or not such deposits will draw interest, subject to withdrawal on such terms and in such manner as the Board may determine.~~

                ~~(x)  ALLOCATION; ACCOUNTS.  The Board shall have the power and authority to determine whether moneys, profits or other assets of the Company shall be charged or credited to, or allocated between, income and capital, including whether or not to amortize any premium or discount and to determine in what manner any expenses or disbursements are to be borne as between income and capital (regardless of how such items would normally or otherwise be charged to or allocated between income and capital without such determination); to treat any dividend or other distribution on any investment as, or apportion it between, income and capital; in its discretion to provide reserves for depreciation, amortization, obsolescence or other purposes in respect of any of the Company’s assets in such amounts and by such methods as it determines constitute net earnings, profits or surplus in their discretion; to determine the method or form in which the accounts and records of the Company shall be maintained; and to allocate to the Stockholders’ equity account less than all of the consideration paid for Securities and to allocate the balance to paid-in capital or capital surplus.~~

                ~~(xi)  VALUATION OF ASSETS.  The Board shall have the power and authority to determine the value of all or any part of the Company’s assets and of any services, Securities, property or other consideration to be furnished to or  acquired by the Company, and to revalue all or any part of the Company’s assets, all in accordance with such appraisals or other information as are reasonable and necessary, in its sole judgment.~~

                ~~(xii)  OWNERSHIP AND VOTING POWERS.  The Board shall have the power and authority to exercise all of the rights, powers, options and privileges pertaining to the ownership of any of the Company’s assets to the same extent that an individual owner might, including without limitation to vote or give any consent, request or notice or waive any notice, either in person or by proxy or power of attorney, which proxies and powers of attorney may be for any general or special meetings or action, and may include the exercise of discretionary powers.~~

                ~~(xiii)  OFFICERS, ETC.; DELEGATION OF POWERS.  The Board shall have the power and authority to elect, appoint or employ such officers for the Company and such committees of the Board with such powers and duties as the Board may determine, the Company’s Bylaws provide or the MGCL requires; to engage, employ or contract with and pay compensation to any Person (including subject to Section 12.6 hereof, any Director and any Person who is an Affiliate of any Director) as agent, representative, Advisor, member of an advisory board, employee or independent contractor (including advisors, consultants, transfer agents, registrars, underwriters, accountants, attorneys-at-law, real estate agents, property and other managers, appraisers, brokers, architects, engineers, construction managers, general contractors or otherwise) in one or more capacities, to perform such services on such terms as the Board may determine; to delegate to one or more Directors, officers or other Persons engaged or employed as aforesaid or to committees of the Board or to the Advisor, the performance of acts or other~~

~~things (including granting of consents), the making of decisions and the execution of such deeds, contracts, leases or other instruments, either in the names of the Company, the Board or as their attorneys or otherwise, as the Board may determine; and to establish such committees as it deems appropriate.~~

                ~~(xiv)  ASSOCIATIONS.  Subject to Section 12.6 hereof, the Board shall have the power and authority to cause the Company to enter into Joint Ventures, general or limited partnerships, participation or agency arrangements or any other lawful combinations, relationships or associations of any kind.~~

                ~~(xv)  REORGANIZATIONS, ETC.  Subject to Sections 13.2 and 13.3 hereof, the Board shall have the power and authority to cause to be organized or assist in organizing any Person under the laws of any jurisdiction to acquire all or any part of the Company’s assets, carry on any business in which the Company shall have an interest or otherwise exercise the powers the Board deems necessary, useful or desirable to carry on the business of the Company or to carry out the provisions of the Charter, to merge or consolidate the Company with any Person; to sell, rent, lease, hire, convey, negotiate, assign, exchange or transfer all or any part of the Company’s assets to or with any Person in exchange for Securities of such Person or otherwise; and to lend money to, subscribe for and purchase the Securities of, and enter into any contracts with, any Person in which the Company holds, or is about to acquire, securities or any other interests.~~

                ~~(xvi)  INSURANCE.  The Board shall have the power and authority to purchase and pay for out of the Company’s assets insurance policies insuring the Stockholders, Company and the Company’s assets against any and all risks, and insuring the Directors, officers, Advisors and Affiliates of the Company, individually (each an “INSURED”) against all claims and liabilities of every nature arising by reason of each Insured holding or having held any such status, office or position or by reason of any action alleged to have been taken or omitted by the Insured in such capacity, whether or not the Company would have the power to indemnify against such claim or liability, provided that the indemnification be limited to that permitted by Section 12.3 hereof in regard to any liability or loss resulting from negligence, gross negligence, misconduct, willful misconduct or an alleged violation of federal or state securities laws. Nothing contained herein shall preclude the Company from purchasing and paying for such types of insurance, including extended coverage liability and casualty and workers’ compensation, as would be customary for any Person owning comparable assets and engaged in a similar business, or from naming the Insured as an additional insured party thereunder, provided that such addition does not add to the premiums payable by the Company. The Board’s power to purchase and pay for such insurance policies shall be limited to policies that comply with all applicable state laws and the NASAA REIT Guidelines.~~

                ~~(xvii)  DISTRIBUTIONS.  The Board shall have the power and authority to authorize dividends for declaration and payment by the Company or other Distributions to Stockholders, subject to the provisions of Section 5.2 hereof.~~

                ~~(xviii)  DISCONTINUE OPERATIONS; BANKRUPTCY.  The Board shall have the power and authority to discontinue the operations of the Company (subject to Section 13.2 hereof); to petition or apply for relief under any provision of federal or state bankruptcy, insolvency or reorganization laws or similar laws for the relief of debtors; to permit any Property to be foreclosed upon without raising any legal or equitable defenses that may be available to the Company or the Directors or otherwise defending or responding to such foreclosure; to confess judgment against the Company (as hereinafter defined); or to take such other action with respect to indebtedness or other obligations of the Directors, the Company’s assets or the Company as the Board, in such capacity, and in its discretion may determine.~~

                ~~(xix)  FISCAL YEAR.  Subject to the Code, the Board shall have the power and authority to adopt, and from time to time to change, the fiscal year for the Company.~~

                ~~(xx)  SEAL.  The Board shall have the power and authority to adopt and use a seal, but the use of a seal shall not be required for the execution of instruments or obligations of the Company.~~

                ~~(xxi)  BYLAWS.  The Board shall have the exclusive power and authority to adopt, implement and from time to time alter, amend or repeal the Bylaws.~~

                ~~(xxii)  LISTING SHARES.  The Board shall have the power and authority to cause the Listing of the~~

~~Shares at any time after completion of the Initial Public Offering but in no event shall such Listing occur more than twelve  (12) years after the Termination of the Initial Public Offering unless a majority of the Board and a majority of the Independent Directors shall approve otherwise and set a future date for such Listing with any such extension or subsequent extension subject to the Board’s power to extend such date.~~

               ~~(xxiii)  FURTHER POWERS.  The Board shall have the power and authority to do all other acts and things and execute and deliver all instruments incident to the foregoing powers, and to exercise all powers that it deems necessary, useful or desirable to carry on the business of the Company or to carry out the provisions of the Charter, even if such powers are not specifically provided hereby.~~

(iv)          DISTRIBUTION REINVESTMENT PLAN.  The Directors may adopt a distribution reinvestment plan on such terms and conditions as they determine to be appropriate.

SECTION 7.6         ~~SECTION 7.3~~  DETERMINATION BY BOARD OF BEST INTEREST OF COMPANY.  The determination as to any of the following matters, made in good faith by, or pursuant to, the direction of the Board consistent with the Charter ~~and in the absence of actual receipt of an improper benefit in money, property or services or active and deliberate dishonesty established by a court~~, shall be final and conclusive and shall be binding upon the Company and every holder of its Equity Stock: (i) the amount of the net income of the Company for any period and the amount of assets at any time legally available for the payment of dividends, redemption of its Equity Stock or the payment of other Distributions on its Equity Stock; (ii) the amount of paid-in surplus, net assets, other surplus, annual or other cash flow, funds from operations, net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; (iii) the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); (iv) any interpretation of the terms, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of any class or series of Equity Stock; (v) the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Company~~; any matter~~ or any shares of Equity Stock of the Company; (vi) any matters relating to the acquisition, holding ~~and~~or disposition of any assets by the Company; ~~any matter relating to the qualification of the Company as a REIT or election of a different tax status for the Company; or~~(vii) the number of shares of Equity Stock of any class; or (viii) any other matter relating to the business and affairs of the Company or required or permitted by applicable law, the Charter or Bylaws or otherwise to be determined by the Board.

~~ARTICLE VIII~~

~~ADVISOR~~

~~SECTION 8.1  APPOINTMENT AND INITIAL INVESTMENT OF ADVISOR.  The Board is responsible for setting the general policies of the Company and for the general supervision of its business conducted by officers, agents, employees, advisors or independent contractors of the Company. However, the Board is not required personally to conduct the business of the Company, and it may (but need not) appoint, employ or contract with any Person (including a Person Affiliated with any Director) as an Advisor and may grant or delegate such authority to the Advisor as the Board may, in its sole discretion, deem necessary or desirable. The term of retention of any Advisor shall not exceed one (1) year, although there is no limit to the number of times that a particular Advisor may be retained. The Advisor or its Affiliates have made an initial investment of $200,000 in the Company. The Advisor or any such Affiliate may not sell this initial investment while the Advisor remains a Sponsor but may transfer the initial investment to other Affiliates.~~

~~SECTION 8.2  SUPERVISION OF ADVISOR.  The Board shall evaluate the performance of the Advisor before entering into or renewing an Advisory Agreement, and the criteria used in such evaluation shall be reflected in the minutes of the meetings of the Board. The Board may exercise broad discretion in allowing the Advisor to administer and regulate the operations of the Company, to act as agent for the Company, to execute documents on behalf of the Company and to make executive decisions that conform to general policies and principles established by the Board. The Board shall monitor the Advisor to assure that the administrative procedures, operations and programs of the Company are in the best interests of the Stockholders and are fulfilled. The Independent Directors are responsible for reviewing the fees and expenses of the Company at least annually or with sufficient frequency to~~

~~determine that the expenses incurred are reasonable in light of the investment performance of the Company, its Net Assets, its Net Income and the fees and expenses of other comparable unaffiliated REITs. Each such determination shall be reflected in the minutes of the meetings of the Board. In addition, from time to time, but not less often than annually, a majority of the Independent Directors and a majority of Directors not otherwise interested in the transaction must approve each transaction with the Advisor or its Affiliates. The Independent Directors also will be responsible for reviewing, from time to time and at least annually, the performance of the Advisor and determining that compensation to be paid to the Advisor is reasonable in relation to the nature and quality of services performed and the investment performance of the Company and that the provisions of the Advisory Agreement are being carried out.~~

~~Specifically, the Independent Directors will consider factors such as (i) the amount of the fee paid to the Advisor in relation to the size, composition and performance of the Assets, (ii) the success of the Advisor in generating opportunities that meet the investment objectives of the Company, (iii) rates charged to other REITs and to investors other than REITs by advisors performing the same or similar services, (iv) additional revenues realized by the Advisor and its Affiliates through their relationship with the Company, including loan administration, underwriting or broker commissions, servicing, engineering, inspection and other fees, whether paid by the Company or by others with whom the Company does business, (v) the quality and extent of service and advice furnished by the Advisor, (vi) the performance of the Assets, including income, conservation or appreciation of capital, frequency of problem investments and competence in dealing with distress situations, and (vii) the quality of the Assets relative to the investments generated by the Advisor for its own account. The Independent Directors may also consider all other factors that it deems relevant, and the findings of the Independent Directors on each of the factors considered shall be recorded in the minutes of the Board. The Board shall determine whether any successor Advisor possesses sufficient qualifications to perform the advisory function for the Company and whether the compensation provided for in its contract with the Company is justified.~~

~~SECTION 8.3  FIDUCIARY OBLIGATIONS.  The Advisor shall have a fiduciary responsibility and duty to the Company and to the Stockholders.~~

~~SECTION 8.4  AFFILIATION AND FUNCTIONS.  The Board, by resolution or in the Bylaws, may provide guidelines, provisions or requirements concerning the affiliation and functions of the Advisor.~~

~~SECTION 8.5  TERMINATION.  Either a majority of the Independent Directors or the Advisor may terminate the Advisory Agreement on sixty (60) days’ written notice without cause or penalty, and, in such event, the Advisor will cooperate with the Company and the Board in making an orderly transition of the advisory function.~~

~~SECTION 8.6  DISPOSITION FEE ON SALE OF PROPERTY.  The Company may pay the Advisor a real estate disposition fee upon Sale of one or more Properties, in an amount equal to the lesser of (i) one-half (1/2) of the brokerage commission paid, or (ii) three percent (3%) of the sales price of such Property or Properties. Payment of such fee may be made only if the Advisor provides a substantial amount of services in connection with the Sale of a Property or Properties, as determined by a majority of the Independent Directors. In addition, the amount paid when added to all other real estate commissions paid to unaffiliated parties in connection with such Sale shall not exceed the lesser of the Competitive Real Estate Commission or an amount equal to 6% of the sales price of such Property or Properties.~~

~~SECTION 8.7  INCENTIVE FEES.  The Company may pay the Advisor an interest in the gain from the Sale of Assets, for which full consideration is not paid in cash or property of equivalent value, provided the amount or percentage of such interest is reasonable. Such an interest in gain from the Sale of Assets shall be considered presumptively reasonable if it does not exceed 15% of the balance of such net proceeds remaining after payment to Stockholders, in the aggregate, of an amount equal to 100% of the Invested Capital, plus an amount equal to 6% of the Invested Capital per annum cumulative. In the case of multiple Advisors, such Advisor and any of their Affiliates shall be allowed such fees provided such fees are distributed by a proportional method reasonably designed to reflect the value added to the Company assets by each respective Advisor or any Affiliate.~~

~~SECTION 8.8  ORGANIZATION AND OFFERING EXPENSES LIMITATION.  The Company shall reimburse the Advisor and its Affiliates for Organization and Offering Expenses incurred by the Advisor or its Affiliates; provided, however, that the total amount of all Organization and Offering Expenses shall be reasonable and shall in~~

~~no event exceed 15% of the Gross Proceeds of each Offering.~~

~~SECTION 8.9  ACQUISITION FEES.  The Company may pay the Advisor and its Affiliates fees for the review and evaluation of potential investments in Assets; provided, however, that the total of all Acquisition Fees and Acquisition Expenses shall be reasonable, and shall not exceed an amount equal to 6% of the Contract Purchase Price, or, in the case of a Mortgage, 6% of the funds advanced, provided, however, that a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in the transaction may approve fees and expenses in excess of this limit if they determine the transaction to be commercially competitive, fair and reasonable to the Company.~~

~~SECTION 8.10  REIMBURSEMENT FOR TOTAL OPERATING EXPENSES.  The Company may reimburse the Advisor, at the end of each fiscal quarter, for Total Operating Expenses incurred by the Advisor; provided, however that the Company shall not reimburse the Advisor at the end of any fiscal quarter for Total Operating Expenses that, in the four consecutive fiscal quarters then ended, exceed the greater of 2% of Average Invested Assets or 25% of Net Income (the “2%/25% GUIDELINES”) for such year. The Independent Directors shall have the responsibility of limiting Total Operating Expenses to amounts that do not exceed the 2%/25% Guidelines unless they have made a finding that, based on such unusual and non-recurring factors that they deem sufficient, a higher level of expenses (an “EXCESS AMOUNT”) is justified. Within 60 days after the end of any fiscal quarter of the Company for which there is an Excess Amount which the Independent Directors conclude was justified and reimbursable to the Advisor, there shall be sent to the Stockholders a written disclosure of such fact, together with an explanation of the factors the Independent Directors considered in determining that such Excess Amount was justified. Any such finding and the reasons in support thereof shall be reflected in the minutes of the meetings of the Board. In the event that the Independent Directors do not determine that excess expenses are justified, the Advisor shall reimburse the Company the amount by which the expenses exceeded the 2%/25% Guidelines.~~

~~SECTION 8.11  REIMBURSEMENT LIMITATION.  The Company shall not reimburse the Advisor or its Affiliates for services for which the Advisor or its Affiliates are entitled to compensation in the form of a separate fee.~~

~~ARTICLE IX~~

~~INVESTMENT OBJECTIVES AND LIMITATIONS~~

~~SECTION 9.1  INVESTMENT OBJECTIVES.  The Company’s primary investment objectives are: (i) to preserve, protect and return the Invested Capital of the Stockholders; (ii) to maximize cash available for Distribution; (iii) to realize capital appreciation upon the ultimate sale of the Assets; and (iv) to provide Stockholders with liquidity of their investment within twelve (12) years after the Termination of the Initial Public Offering through either (a) the Listing of the Shares, or (b) if Listing does not occur within twelve (12) years following the Termination of the Initial Public Offering, the dissolution of the Company and orderly liquidation of its assets unless a majority of the Board and a majority of the Independent Directors shall approve otherwise and set a future date for such Listing and dissolution with any such extension or subsequent extension subject to the Board’s power to extend such date. The sheltering from tax of income from other sources is not an objective of the Company. Subject to the restrictions set forth herein, the Board will use its best efforts to conduct the affairs of the Company in such a manner as to continue to qualify the Company for the tax treatment provided in the REIT Provisions of the Code unless and until the Board determines, in its sole discretion, that REIT qualification is not in the best interests of the Company; provided, however, that no Director, officer, employee or agent of the Company shall be liable for any act or omission resulting in the loss of tax benefits under the Code, except to the extent provided in Section 12.2 hereof.~~

~~SECTION 9.2  REVIEW OF OBJECTIVES.  The Independent Directors shall review the investment policies of the Company with sufficient frequency (not less often than annually) to determine that the policies being followed by the Company are in the best interests of its Stockholders. Each such determination and the basis therefor shall be set forth in the minutes of the meetings of the Board.~~

~~SECTION 9.3  CERTAIN PERMITTED INVESTMENTS.~~

                ~~(i)  The Company may invest in Assets, as defined in Article IV hereof.~~

                ~~(ii)  The Company may invest in Joint Ventures with the Sponsor, Advisor, one or more Directors or any Affiliate, only if a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction, approve such investment as being fair and reasonable to the Company and on substantially the same terms and conditions as those received by the other joint venturers.~~

                ~~(iii)  Subject to any limitations in Section 9.4, the Company may invest in equity securities only if a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction approve such investment as being fair, competitive and commercially reasonable.~~

~~SECTION 9.4  INVESTMENT LIMITATIONS.  In addition to other investment restrictions imposed by the Board from time to time, consistent with the Company’s objective of qualifying as a REIT, the following shall apply to the Company’s investments:~~

                ~~(i)  Not more than 10% of the Company’s total assets shall be invested in Unimproved Real Property or mortgage loans on Unimproved Real Property.~~

                ~~(ii)  The Company shall not invest in commodities or commodity future contracts. This limitation is not intended to apply to futures contracts, when used solely for hedging purposes in connection with the Company’s ordinary business of investing in real estate assets and mortgages.~~

                ~~(iii)  The Company shall not invest in or make any Mortgage unless an appraisal is obtained concerning the underlying property except for those loans insured or guaranteed by a government or government agency. In cases in which a majority of Independent Directors so determine, and in all cases in which the transaction is with the Advisor, Sponsor, Directors, or any Affiliates thereof, such appraisal of the underlying property must be obtained from an Independent Appraiser. Such appraisal shall be maintained in the Company’s records for at least five (5) years and shall be available for inspection and duplication by any Stockholder. In addition to the appraisal, a mortgagee’s or owner’s title insurance policy or commitment as to the priority of the mortgage or condition of the title must be obtained.~~

                ~~(iv)  The Company shall not make or invest in any Mortgage, including a construction loan, on any one (1) property if the aggregate amount of all mortgage loans outstanding on the property, including the loans of the Company, would exceed an amount equal to eighty-five percent (85%) of the appraised value of the property as determined by appraisal unless substantial justification exists because of the presence of other underwriting criteria. For purposes of this subsection, the “aggregate amount of all mortgage loans outstanding on the property, including the loans of the Company” shall include all interest (excluding contingent participation in income and/or appreciation in value of the mortgaged property), the current payment of which may be deferred pursuant to the terms of such loans, to the extent that deferred interest on each loan exceeds five percent (5%) per annum of the principal balance of the loan.~~

                ~~(v)  The Company shall not invest in indebtedness secured by a mortgage on real property which is subordinate to the lien or other indebtedness of the Advisor, any Director, the Sponsor or any Affiliate of the Company.~~

                ~~(vi)  The Company shall not issue (A) equity Securities redeemable solely at the option of the holder (except that Stockholders may offer their Common Shares to the Company pursuant to any redemption plan adopted by the Board on terms outlined in the Prospectus relating to any Offering, as such plan is thereafter amended in accordance with its terms); (B) debt Securities unless the historical debt service coverage (in the most recently completed fiscal year) as adjusted for known changes is sufficient to properly service that higher level of debt; (C) equity Securities on a deferred payment basis or under similar arrangements; or (D) options or warrants to the Advisor, Directors, Sponsor or any Affiliate thereof except on the same terms as such options or warrants are sold to the general public. Options or warrants may be issued to persons other than the Advisor, Directors, Sponsor or any Affiliate thereof, but not at exercise prices less than the fair market value of the underlying Securities on the date of grant and not for consideration (which may include services) that in the judgment of the Independent Directors has a market value less than the value of such option or warrant on the date of grant. Options or warrants issuable to the Advisor, Directors, Sponsor or any Affiliate thereof shall not exceed ten percent (10%) of the outstanding Shares on the date of grant. The voting rights per share of Shares of the Company (other than the publicly held Shares of the~~

~~Company) sold in a private offering shall not exceed the voting rights which bear the same relationship to the voting rights of the publicly held Shares as the consideration paid to the Company for each privately offered Share of the Company bears to the book value of each outstanding publicly held Share.~~

                ~~(vii)  A majority of the Directors shall authorize the consideration to be paid for each Asset, ordinarily based on the fair market value of the Asset. If a majority of the Independent Directors determine, or if the Asset is acquired from the Advisor, a Director, the Sponsor or their Affiliates, such fair market value shall be determined by a qualified Independent Appraiser selected by the Independent Directors.~~

                ~~(viii)  The aggregate Leverage shall be reasonable in relation to the Net Assets and shall be reviewed by the Board at least quarterly. The maximum amount of such Leverage shall not exceed three hundred percent (300%) of the Net Assets as of the date of any borrowing. Notwithstanding the foregoing, Leverage may exceed such limit if any excess in borrowing over such 300% level is approved by a majority of the Independent Directors. Any such excess borrowing shall be disclosed to Stockholders in the next quarterly report of the Company following such borrowing, along with justification for such excess.~~

                ~~(ix)  The Company will continually review its investment activity to attempt to ensure that it is not classified as an “investment company” under the Investment Company Act of 1940, as amended.~~

                ~~(x)  The Company will not make any investment that the Company believes will be inconsistent with its objectives of qualifying and remaining qualified as a REIT unless and until the Board determines, in its sole discretion, that REIT qualification is not in the best interests of the Company.~~

                ~~(xi)  The Company shall not invest in real estate contracts of sale unless such contracts of sale are in recordable form and appropriately recorded in the chain of title.~~

~~ARTICLE X~~

ARTICLE VIII

CONFLICTS OF INTEREST

SECTION 8.1         ~~SECTION 10.1~~  SALES AND LEASES TO THE COMPANY.  The Company may purchase or lease an Asset or Assets from ~~the Sponsor, the Advisor, a Director, or any Affiliate thereof~~Behringer Harvard Holdings, LLC, Behringer Advisors, LLC, or any Director or any of their respective Affiliates (for purposes of this Article VIII, collectively, the “Conflicted Parties” and each, a “Conflicted Party”) only upon a finding by a majority of Directors ~~(including a majority of Independent Directors)~~ not otherwise interested in the transaction directly or through an Affiliate that such transaction is fair and reasonable to the Company and at a price to the Company no greater than the cost of the Asset to such ~~Sponsor, Advisor, Director or Affiliate~~Conflicted Party, or, if the price to the Company is in excess of such cost, that substantial justification for such excess exists and such excess is reasonable. ~~In no event shall the purchase price of any Property to the Company exceed its current appraised value.~~

SECTION 8.2         ~~SECTION 10.2~~  SALES AND LEASES TO ~~THE SPONSOR, ADVISOR, DIRECTORS OR AFFILIATES.  An Advisor, Sponsor, Director or Affiliate thereof~~CONFLICTED PARTIES.  A Conflicted Party may purchase or lease Assets from the Company only if a majority of Directors ~~(including a majority of Independent Directors)~~ not otherwise interested in the transaction ~~determine~~directly or through an Affiliate determines that the transaction is fair and reasonable to the Company.

SECTION 8.3         ~~SECTION 10.3~~  OTHER TRANSACTIONS.~~(i)  No goods or services will be provided by the Advisor or its Affiliates to the Company~~ The Company shall not make loans to any Conflicted Party, unless approved by a majority of the Directors ~~(including a majority of the Independent Directors)~~ not otherwise interested in ~~such~~the transaction ~~approve such transaction~~directly or through an Affiliate as fair and reasonable ~~to the Company~~, and ~~on terms and conditions not~~no less favorable to the Company than ~~those available from~~comparable loans between unaffiliated ~~third~~ parties.          ~~(ii)  The Company shall not make loans to the Sponsor, Advisor, Directors or any Affiliates thereof except Mortgages pursuant to Section 9.4(iii) hereof or loans to wholly owned subsidiaries of the Company. The Sponsor, Advisor, Directors and any Affiliates thereof~~ Further, the Company shall not make mortgage loans to any Conflicted Party, unless an appraisal is obtained, from an independent appraiser, concerning the property under which the loan will be secured, except for those loans insured or guaranteed by a government or government agency.  Conflicted Parties shall not make loans to the Company, or to joint ventures in which the Company is a co-venturer, unless approved by a majority of the Directors ~~(including a majority of the Independent Directors)~~ not otherwise interested in such transaction as fair~~, competitive,~~ and ~~commercially~~ reasonable, and no less favorable to the Company than comparable loans between unaffiliated parties.

~~SECTION 10.4  CONFLICT RESOLUTION PROCEDURES.  In the event that an investment opportunity becomes available that is suitable for both the Company and a public or private entity with which the Advisor or its Affiliates are affiliated, for which both entities have sufficient uninvested funds, then the entity that has had the longest period of time elapse since it was offered an investment opportunity will first be offered the investment opportunity. An investment opportunity will not be considered suitable for an entity if the 2%/25% Guidelines could not be satisfied if the entity were to make the investment. In determining whether or not an investment opportunity is suitable for more than one entity, the Board and the Advisor will examine such factors, among others, as the cash requirements of each entity, the effect of the acquisition both on diversification of each entity’s investments by type of property and geographic area and on diversification of the tenants of its properties, the policy of each entity relating to leverage of properties, the anticipated cash flow of each entity, the income tax effects of the purchase to each entity, the size of the investment and the amount of funds available to each program and the length of time such funds have been available for investment. If a subsequent development, such as a delay in the closing of the acquisition of such investment or a delay in the construction of a property, causes any such investment, in the opinion of the Board and the Advisor, to be more appropriate for an entity other than the entity that committed to make the investment, the Advisor may determine that the other entity affiliated with the Advisors or its Affiliates will make the investment. It shall be the duty of the Board, including the Independent Directors, to ensure that the method used by the Advisor for the allocation of the acquisition of investments by two or more affiliated programs seeking to acquire similar types of Assets is applied fairly to the Company.~~

~~ARTICLE XI~~

~~STOCKHOLDERS~~

~~SECTION 11.1  MEETINGS OF STOCKHOLDERS.  There shall be an annual meeting of the Stockholders, to be held at such time and place as shall be determined by or in the manner prescribed in the Bylaws, at which the Directors shall be elected and any other proper business may be conducted. The annual meeting will be held on a date that is a reasonable period of time following the distribution of the Company’s annual report to Stockholders but not less than thirty (30) days after delivery of such report. A majority of Stockholders present in person or by proxy at an annual meeting at which a quorum is present, may, without the necessity for concurrence by the Board, vote to elect the Directors. A quorum shall be fifty percent (50%) of the then outstanding Shares. Special meetings of Stockholders may be called in the manner provided in the Bylaws, including by the president or by a majority of the Directors or a majority of the Independent Directors, and shall be called by an officer of the Company upon written request of Stockholders holding in the aggregate not less than ten percent (10%) of the outstanding Shares entitled to be voted on any issue proposed to be considered at any such special meeting. Notice of any special meeting of Stockholders shall be given as provided in the Bylaws, and the special meeting shall be held not less than 15 days nor more than 60 days after the delivery of such notice. If the meeting is called by written request of Stockholders as described in this Section 11.1, the special meeting shall be held at the time and place specified in the Stockholder request; provided, however, that if none is so specified, at such time and place convenient to the Stockholders. If there are no Directors, the officers of the Company shall promptly call a special meeting of the Stockholders entitled to vote for the election of successor Directors. Any meeting may be adjourned and reconvened as the Board may determine or as otherwise provided in the Bylaws.~~

~~SECTION 11.2  VOTING RIGHTS OF STOCKHOLDERS.  Subject to the provisions of any class or series of Shares then outstanding and the mandatory provisions of any applicable laws or regulations, the Stockholders shall be entitled to vote only on the following matters: (a) election or removal of Directors, without the necessity for concurrence by the Board, as provided in Sections 11.1, 6.4 and 6.6 hereof; (b) amendment of the Charter, without the necessity for concurrence by the Board, as provided in Section 13.1 hereof; (c) reorganization of the Company as provided in Section 13.2 hereof; and (d) merger, consolidation or sale or other disposition of all or substantially all of the Company’s assets, as provided in Section 13.3 hereof. Except with respect to the foregoing matters, no action taken by the Stockholders at any meeting shall in any way bind the Board.~~

~~SECTION 11.3  VOTING LIMITATIONS ON SHARES HELD BY THE ADVISOR, DIRECTORS AND AFFILIATES.  With respect to Shares owned by the Advisor, any Director, or any of their Affiliates, neither the Advisor, nor such Director(s), nor any of their Affiliates may vote or consent on matters submitted to the Stockholders regarding the removal of the Advisor, such Director(s) or any of their Affiliates or any transaction between the Company and any of them. In determining the requisite percentage in interest of Shares necessary to approve a matter on which the Advisor, such Director(s) and any of their Affiliates may not vote or consent, any Shares owned by any of them shall not be included.~~

~~SECTION 11.4  RIGHT OF INSPECTION.  Any Stockholder and any designated representative thereof shall be permitted access to the records of the Company to which it is entitled under applicable law at all reasonable times, and may inspect and copy any of them for a reasonable charge. Inspection of the Company books and records by the office or agency administering the securities laws of a jurisdiction shall be provided upon reasonable notice and during normal business hours.~~

~~SECTION 11.5  ACCESS TO STOCKHOLDER LIST.  An alphabetical list of the names, addresses and telephone numbers of the Stockholders of the Company, along with the number of Shares held by each of them (the “STOCKHOLDER LIST”), shall be maintained as part of the books and records of the Company and shall be available for inspection by any Stockholder or the Stockholder’s designated agent at the home office of the Company upon the request of the Stockholder. The Stockholder List shall be updated at least quarterly to reflect changes in the information contained therein. A copy of such list shall be mailed to any Stockholder so requesting within ten (10) days of receipt by the Company of the request. The copy of the Stockholder List shall be printed in alphabetical order, on white paper, and in a readily readable type size (in no event smaller than 10-point type). The Company may impose a reasonable charge for expenses incurred in reproduction pursuant to the Stockholder request. A Stockholder may request a copy of the Stockholder List in connection with matters relating to Stockholders’ voting rights, and the exercise of Stockholder rights under federal proxy laws.~~

~~If the Advisor or the Board neglects or refuses to exhibit, produce or mail a copy of the Stockholder List as requested, the Advisor and/or the Board, as the case may be, shall be liable to any Stockholder requesting the list for the costs, including reasonable attorneys’ fees, incurred by that Stockholder for compelling the production of the Stockholder List, and for actual damages suffered by any Stockholder by reason of such refusal or neglect. It shall be a defense that the actual purpose and reason for the requests for inspection or for a copy of the Stockholder List is to secure such list of Stockholders or other information for the purpose of selling such list or copies thereof, or of using the same for a commercial purpose other than in the interest of the applicant as a Stockholder relative to the affairs of the Company. The Company may require the Stockholder requesting the Stockholder List to represent that the list is not requested for a commercial purpose unrelated to the Stockholder’s interest in the Company. The remedies provided hereunder to Stockholders requesting copies of the Stockholder List are in addition, to and shall not in any way limit, other remedies available to Stockholders under federal law, or the laws of any state.~~

~~SECTION 11.6  REPORTS.  The Directors, including the Independent Directors, shall take reasonable steps to insure that the Company shall cause to be prepared and mailed or delivered to each Stockholder as of a record date after the end of the fiscal year and each holder of other publicly held Securities within one hundred twenty (120) days after the end of the fiscal year to which it relates an annual report for each fiscal year ending after the Commencement of the Initial Public Offering that shall include: (i) financial statements prepared in accordance with generally accepted accounting principles which are audited and reported on by independent certified public accountants; (ii) the ratio of the costs of raising capital during the period to the capital raised; (iii) the aggregate amount of advisory fees and the aggregate amount of other fees paid to the Advisor and any Affiliate of the Advisor by the Company and including fees or charges paid to the Advisor and any Affiliate of the Advisor by third parties doing business with the Company; (iv) the Total Operating Expenses of the Company, stated as a percentage of Average Invested Assets and as a percentage of its Net Income; (v) a report from the Independent Directors that the policies being followed by the Company are in the best interests of its Stockholders and the basis for such determination; and (vi) separately stated, full disclosure of all material terms, factors and circumstances surrounding any and all transactions involving the Company, Directors, Advisors, Sponsors and any Affiliate thereof occurring in the year for which the annual report is made, and the Independent Directors shall be specifically charged with a duty to examine and comment in the report on the fairness of such transactions.~~

~~SECTION 11.7  PROXY TO LIQUIDATE.  At any time after twelve (12) years following the Termination of the Offering, if the Company is not then in the process of Listing or making an orderly dissolution, upon receipt by the Secretary of the Company of written requests from Stockholders holding ten percent (10%) or more of the outstanding shares of Common Stock (the “PROXY REQUEST”) directing that the Company formally proxy the Stockholders holding Shares entitled to vote thereon to determine whether the Company should be dissolved (the “PROXY TO LIQUIDATE”), the Company shall send a Proxy to Liquidate to each Stockholder holding Shares entitled to vote thereon within sixty (60) days of receipt of the Proxy Request, or as soon as reasonably practicable thereafter following the receipt of independent appraisals of the Company’s Assets, which the Company shall obtain as part of this proxy process, and the filing and review of such Proxy to Liquidate by the Securities and Exchange Commission. The Company shall not be required to send Proxies to Liquidate to Stockholders holding Shares entitled to vote thereon more frequently than once during every two (2) year period. To insure that Stockholders are adequately informed when casting their votes, the Proxy to Liquidate furnished to each Stockholder holding Shares entitled to vote thereon shall include financial information setting forth per Share pro forma tax and financial projections that assume that all of the Company’s Assets will be sold immediately at prices consistent with their appraised values, or such other information as the Company deems appropriate and informative, provided in all such cases that the furnishing of such information to Stockholders shall not contravene applicable law or applicable rules and regulations of the Securities and Exchange Commission regarding the solicitation of proxies. The Proxy to Liquidate shall contain a forty-five (45) day voting deadline or set a meeting of the Stockholders holding Shares entitled to vote thereon no earlier than forty-five (45) days after notice thereof, and the actual voting results shall be tabulated by the Company’s independent accountants who will receive the votes directly from the Stockholders holding Shares entitled to vote thereon. The Company shall disclose the complete voting results for the Proxy to Liquidate in the Company’s next annual or quarterly report on Form 10-K or 10-Q sent to the Stockholders for the period following the date on which voting was completed. If a majority vote of the Stockholders holding Shares entitled to vote thereon is cast in favor of the dissolution of the Company, the Assets of the Company shall be fully liquidated within thirty (30) months from the close of the voting deadline applicable to the Proxy to Liquidate. Under no circumstances, however, shall the Board direct the Partnership to make distributions “in kind” of any Assets to the Stockholders under any dissolution conducted pursuant to this Section.~~

ARTICLE IX~~ARTICLE XII~~

LIMITATION OF LIABILITY AND INDEMNIFICATION ~~OF STOCKHOLDERS, DIRECTORS, ADVISORS AND AFFILIATES; TRANSACTIONS BETWEEN AFFILIATES AND THE COMPANY~~

SECTION 9.1         ~~SECTION 12.1~~  LIMITATION OF STOCKHOLDER LIABILITY.  No Stockholder shall be personally liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to the Company by reason of his being a Stockholder, nor shall any Stockholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any Person or entity in connection with the Company’s assets or the affairs of the Company by reason of his being a Stockholder.

SECTION 9.2         ~~SECTION 12.2~~  LIMITATION OF DIRECTOR AND OFFICER LIABILITY.  ~~Except as otherwise limited in this Section 12.2, no Director or officer of the Company shall be liable to the Company or to any Stockholder for money damages to the~~To the maximum extent that Maryland law, in effect from time to time, permits the limitation of the liability of directors and officers of a corporation~~.  Notwithstanding the foregoing~~, no present or former Director or officer of the Company shall ~~be held harmless for any loss or liability suffered by the Company and may~~ be liable to the Company ~~and~~or to any Stockholder for money damages ~~unless:  (i) the Director or officer of the Company has determined, in good faith, that the course of conduct that caused the loss or liability was in the best interests of the Company; (ii) the Director or officer of the Company was acting on behalf of or performing services on the part of the Company; (iii) the liability or loss was not the result of negligence or misconduct by the Director or officer of the Company, except that in the event the Director is or was an Independent Director, the liability or loss was not the result of gross negligence or willful misconduct by the Independent Director; and (iv) the agreement to hold harmless is recoverable only out of the Net Assets of the Company and not from the Stockholders~~.  Neither the amendment nor repeal of this Section 9.2, nor the adoption or amendment of any other provision of this Charter inconsistent with this Section 9.2, shall apply to or affect in any respect the applicability of this Section 9.2 with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

SECTION 9.3        ~~SECTION 12.3~~  INDEMNIFICATION.

(i)            The Company shall have the power, to the maximum extent permitted by Maryland law in effect from time to time, to obligate itself to indemnify, and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to, (a) any individual who is a present or former Director or officer of the Company and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity or (b) any individual who, while a Director or officer of the Company and at the request of the Company, serves or has served as a Director, officer, partner, member, manager or trustee of another corporation, real estate investment trust, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise from and against any claim or liability to which such person may become subject or which such person may incur by reason of his or her service in such capacity.  The Company shall have the power, with the approval of the Board or any duly authorized committee thereof, to provide such indemnification and advancement of expenses to a person who served a predecessor of the Company in any of the capacities described in (a) or (b) above and to any employee or agent of the Company or a predecessor of the Company.

(ii)           The Company may purchase and maintain insurance on behalf of any person who is or was a Director, officer, employee or agent of the Company or its affiliates, or is or was serving at the request of the Company as a Director, officer, employee or agent of another corporation, partnership, limited liability company, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him/her in any such capacity, or arising out of his or her status as such, whether or not he or she is indemnified against such liability under the provisions of this Article IX.

                ~~(i)  The Company shall indemnify and hold harmless a Director, officer, employee, agent, Advisor or Affiliate (the “INDEMNITEE”) against any or all losses or liabilities reasonably incurred by the Indemnitee in connection with or by reason of any act or omission performed or omitted to be performed on behalf of the Company in such capacity, provided, that the Indemnitee has determined, in good faith, that the course of conduct that caused the loss or liability was in the best interests of the Company. The Company shall not indemnify or hold harmless the Indemnitee if: (a) in the case that the Indemnitee is a Director (other than an Independent Director), an Advisor or an Affiliate, the loss or liability was the result of negligence or misconduct by the Indemnitee, or (b) in the case that the Indemnitee is an Independent Director, the loss or liability was the result of gross negligence or willful misconduct by the Indemnitee. Any indemnification of expenses or agreement to hold harmless may be paid only out of the net assets of the Company, and no portion may be recoverable from the Stockholders.~~

                ~~(ii)  The Company shall not provide indemnification for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by such party unless one or more of the following conditions are met: (a) there has been a successful adjudication on the merits of each count involving alleged material securities law violations as to the Indemnitee, (b) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the Indemnitee; or (c) a court of competent jurisdiction approves a settlement of the claims against the Indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the Securities and Exchange Commission and of the published position of any state securities regulatory authority in which Securities were offered or sold as to indemnification for violations of securities laws.~~

                ~~(iii)  Notwithstanding anything to the contrary contained in the provisions of subsection (i) and (ii) above of this Section, the Company shall not indemnify or hold harmless an Indemnitee if it is established that: (a) the act or omission was material to the loss or liability and was committed in bad faith or was the result of active or deliberate dishonesty, (b) the Indemnitee actually received an improper personal benefit in money, property or services, (c) in the case of any criminal proceeding, the Indemnitee had reasonable cause to believe that the act or omission was unlawful, or (d) in a proceeding by or in the right of the Company, the Indemnitee shall have been adjudged to be liable to the Company.~~

                ~~(iv)  The Board may take such action as is necessary to carry out this Section 12.3 and is expressly empowered to adopt, approve and amend from time to time Bylaws, resolutions or contracts implementing such~~

~~provisions.  No amendment of the Charter or repeal of any of its provisions shall limit or eliminate the right of indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.~~

~~SECTION 12.4  PAYMENT OF EXPENSES.  The Company shall pay or reimburse reasonable legal expenses and other costs incurred by an Indemnitee in advance of final disposition of a proceeding if all of the following are satisfied: (i) the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Company, (ii) the Indemnitee provides the Company with written affirmation of the Indemnitee’s good faith belief that the Indemnitee has met the standard of conduct necessary for indemnification by the Company as authorized by Section 12.3 hereof, (iii) the legal proceeding was initiated by a third party who is not a Stockholder or, if by a Stockholder of the Company acting in his or her capacity as such, a court of competent jurisdiction approves such advancement, and (iv) the Indemnitee provides the Company with a written agreement to repay the amount paid or reimbursed by the Company, together with the applicable legal rate of interest thereon, if it is ultimately determined that the Indemnitee did not comply with the requisite standard of conduct and is not entitled to indemnification. Any indemnification payment or reimbursement of expenses will be furnished in accordance with the procedures in Section 2-418(e) of the MGCL or any successor statute.~~

~~SECTION 12.5  EXPRESS EXCULPATORY CLAUSES IN INSTRUMENTS.  Neither the Stockholders nor the Directors, officers, employees or agents of the Company shall be liable under any written instrument creating an obligation of the Company by reason of their being Stockholders, Directors, officers, employees or agents of the Company, and all Persons shall look solely to the Company’s assets for the payment of any claim under or for the performance of that instrument. The omission of the foregoing exculpatory language from any instrument shall not affect the validity or enforceability of such instrument and shall not render any Stockholder, Director, officer, employee or agent liable thereunder to any third party, nor shall the Directors or any officer, employee or agent of the Company be liable to anyone as a result of such omission.~~

~~SECTION 12.6  TRANSACTIONS WITH AFFILIATES.  The Company shall not engage in transactions with the Advisor, the Sponsor, a Director or any of the Company’s Affiliates, except to the extent that each such transaction has, after disclosure of such affiliation, been approved or ratified by the affirmative vote of a majority of the Directors (including a majority of the Independent Directors) not Affiliated with the Person who is party to the transaction and:~~

                ~~(i)  The transaction is fair and reasonable to the Company.~~

                ~~(ii)  The terms and conditions of such transaction are not less favorable to the Company than those available from unaffiliated third parties.~~

                ~~(iii)  If an acquisition is involved, the total consideration is not in excess of the appraised value of the Property being acquired, as determined by an Independent Appraiser.~~

~~ARTICLE XIII~~

ARTICLE X

AMENDMENT~~; REORGANIZATION; MERGER, ETC.~~

~~SECTION 13.1  AMENDMENT.~~  The Company reserves the right from time to time to make any amendment to ~~its~~this Charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in ~~the~~this Charter, of any unissued shares of ~~outstanding stock.~~Equity Stock.  All rights and powers conferred by ~~the~~this Charter on Stockholders, Directors and officers are granted subject to this reservation. ~~Except as otherwise provided in the Charter, and to the extent otherwise permitted by Maryland law, any amendment to the Charter shall be valid only if approved by the affirmative vote of a majority of all votes entitled to be cast on the matter, including without limitation, (1) any amendment which would adversely affect the rights, preferences and privileges of the Stockholders and (2) any amendment to Article IX, Article X, Article XII, Article XIV, Sections 6.2, 6.5, 6.6, 13.2 and 13.3 hereof and this Section 13.1 (or any other amendment of these Eighth Articles of Amendment and Restatement that would have the effect of amending such sections)~~  All references to this Charter shall include all amendments thereto.

~~SECTION 13.2  REORGANIZATION.  Subject to the provisions of any class or series of Shares at the time outstanding, the Board shall have the power (i) to cause the organization of a corporation, association, trust or other organization to take over the Company’s assets and to carry on the affairs of the Company, or (ii) to merge the Company into, or sell, convey and transfer the Company’s assets to any such corporation, association, trust or organization in exchange for securities thereof or beneficial interests therein, and the assumption by the transferee of the liabilities of the Company, and upon the occurrence of (i) or (ii) above, terminate the Company and deliver such securities or beneficial interests ratably among the Stockholders according to the respective rights of the class or series of Shares held by them; provided, however, that any such action shall have been approved, at a meeting of the Stockholders called for that purpose, by the affirmative vote of the holders of not less than a majority of the Shares then outstanding and entitled to vote thereon.~~

~~SECTION 13.3  MERGER, CONSOLIDATION OR SALE OF COMPANY ASSETS.  Subject to the provisions of any class or series of Shares then outstanding, the Board shall have the power to (i) merge the Company into another entity, (ii) consolidate the Company with one (1) or more other entities into a new entity; (iii) sell or otherwise dispose of all or substantially all of the Company’s assets; or (iv) dissolve or liquidate the Company, other than before the initial investment in Assets; provided, however, that such action shall have been approved, at a meeting of the Stockholders called for that purpose, by the affirmative vote of the holders of not less than a majority of the Shares then outstanding and entitled to vote thereon. Any such transaction involving an Affiliate of the Company or the Advisor also must be approved by a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in such transaction as fair and reasonable to the Company and on terms and conditions not less favorable to the Company than those available from unaffiliated third parties.~~

                ~~In connection with any proposed Roll-Up Transaction, an appraisal of all of the Company’s assets shall be obtained from a competent Independent Appraiser. The Company’s assets shall be appraised on a consistent basis, and the appraisal shall be based on the evaluation of all relevant information and shall indicate the value of the assets as of a date immediately prior to the announcement of the proposed Roll-Up Transaction. The appraisal shall assume an orderly liquidation of the assets over a 12-month period. The terms of the engagement of the Independent Appraiser shall clearly state that the engagement is for the benefit of the Company and the Stockholders. A summary of the appraisal, indicating all material assumptions underlying the appraisal, shall be included in a report to Stockholders in connection with a proposed Roll-Up Transaction. In connection with a proposed Roll-Up Transaction, the person sponsoring the Roll-Up Transaction shall offer to Stockholders who vote against the proposed Roll-Up Transaction the choice of:~~

                ~~(i)  accepting the securities of a Roll-Up Entity offered in the proposed Roll-Up Transaction; or~~

                ~~(ii)  one of the following:~~

                                ~~(a)  remaining as Stockholders of the Company and preserving their interests therein on the same terms and conditions as existed previously; or~~

                                ~~(b)  receiving cash in an amount equal to the Stockholder’s pro rata share of the appraised value of the net assets of the Company.~~

                ~~The Company is prohibited from participating in any proposed Roll-Up Transaction:~~

                ~~(i)  that would result in the Stockholders having voting rights in a Roll-Up Entity that are less than the rights provided for in Sections 11 and 12.1 hereof;~~

                ~~(ii)  that includes provisions that would operate as a material impediment to, or frustration of, the accumulation of Shares by any purchaser of the securities of the Roll-Up Entity (except to the minimum extent necessary to preserve the tax status of the Roll-Up Entity), or which would limit the ability of an investor to exercise the voting rights of its securities of the Roll-Up Entity on the basis of the number of Shares held by that investor;~~

                ~~(iii)  in which investor’s rights to access of records of the Roll-Up Entity will be less than those described in Sections 11.5 and 11.6 hereof; or~~

                ~~(iv)  in which any of the costs of the Roll-Up Transaction would be borne by the Company if the Roll-Up Transaction is not approved by the Stockholders.~~

~~ARTICLE XIV~~

ARTICLE XI

DURATION OF COMPANY

SECTION 11.1       PROXY TO LIQUIDATE.  At any time after February 19, 2017, if the Company is not then in the process of Listing or making an orderly dissolution, upon receipt by the Secretary of the Company of written requests from Stockholders holding 10% or more of the outstanding shares of Common Stock (the “Proxy Request”) directing that the Company formally proxy the Stockholders holding shares of Equity Stock entitled to vote thereon to determine whether the Company should be dissolved (the “Proxy to Liquidate”), the Company shall send a Proxy to Liquidate to each Stockholder holding shares of Equity Stock entitled to vote thereon within sixty days of receipt of the Proxy Request, or as soon as reasonably practicable thereafter following the receipt of independent appraisals of the Company’s Assets, which the Company shall obtain as part of this proxy process, and the filing and review of such Proxy to Liquidate by the Securities and Exchange Commission. The Company shall not be required to send Proxies to Liquidate to Stockholders holding shares of Equity Stock entitled to vote thereon more frequently than once during every two year period. To insure that Stockholders are adequately informed when casting their votes, the Proxy to Liquidate furnished to each Stockholder holding shares of Equity Stock entitled to vote thereon shall include financial information setting forth per share pro forma tax and financial projections that assume that all of the Company’s Assets will be sold immediately at prices consistent with their appraised values, or such other information as the Company deems appropriate and informative, provided that in all such cases the furnishing of such information to Stockholders shall not contravene applicable law or applicable rules and regulations of the Securities and Exchange Commission regarding the solicitation of proxies. The Proxy to Liquidate shall contain a forty-five day voting deadline or set a meeting of the Stockholders holding shares of Equity Stock entitled to vote thereon no earlier than forty-five days after notice thereof, and the actual voting results shall be tabulated by the Company’s independent accountants who will receive the votes directly from the Stockholders holding shares of Equity Stock entitled to vote thereon. The Company shall disclose the complete voting results for the Proxy to Liquidate in the Company’s next annual or quarterly report on Form 10-K or 10-Q sent to the Stockholders for the period following the date on which voting was completed. If the Board declares the dissolution of the Company advisable and the Stockholders holding shares of Equity Stock cast a majority of the votes entitled to be cast on the matter in favor of the dissolution of the Company, the Assets of the Company shall be fully liquidated within thirty months from the close of the voting deadline applicable to the Proxy to Liquidate.

SECTION 11.2       ~~SECTION 14.1  TERMINATION~~DISSOLUTION UPON FAILURE TO OBTAIN LISTING.  In the event that either (i) Listing does not occur on or before ~~the twelfth anniversary of the Termination of the Initial Public Offering~~February 19, 2017 (unless a majority of the Board ~~and a majority of the Independent Directors~~ shall approve otherwise and set a future date for such Listing and the Company’s dissolution) or (ii) the ~~vote of~~ Stockholders holding a majority of the outstanding ~~Shares approves the termination of the Company, without necessity for concurrence by the Board and regardless of any extension by the Board~~shares of Equity Stock approve the dissolution of the Company, the Company shall immediately thereafter undertake an orderly liquidation and Sale of the Company’s assets and will distribute any Net Sales Proceeds therefrom to Stockholders, following which the Company shall terminate and dissolve. In the event that Listing occurs on or before such date, the Company shall continue perpetually unless dissolved pursuant to the provisions contained herein or pursuant to any applicable provision of the MGCL.

~~ARTICLE XV~~

ARTICLE XII

MISCELLANEOUS

SECTION 12.1       EFFECT UPON LISTING.  In the event of, and immediately upon, a Listing, Sections 7.2, 11.1 and 11.2 of this Charter shall no longer apply to the Company.

SECTION 12.2       TENDER OFFERS.  If any Person makes a tender offer, including, without limitation, a “mini-tender” offer, such Person must comply with all of the provisions set forth in Regulation 14D of the Securities Exchange Act of 1934, as amended, including, without limitation, disclosure and notice requirements, that would be applicable if the tender offer was for more than five percent (5.0%) of the outstanding shares of Equity Stock; provided, however, that, unless otherwise required by the Securities Exchange Act of 1934, as amended, such documents are not required to be filed with the Securities and Exchange Commission.  In addition, any such Person must provide notice to the Company at least ten business days prior to initiating any such tender offer.  If any Person initiates a tender offer without complying with the provisions set forth above (a “Non-Compliant Tender Offer”), the Company, in its sole discretion, shall have the right to redeem such non-compliant Person’s shares of Equity Stock and any shares of Equity Stock acquired in such tender offer (collectively, the “Tendered Shares”) at the lesser of (i) the most recently disclosed estimated value per share as determined in accordance with the Company’s valuation policy, as such valuation policy is amended from time to time or (ii) the lowest tender offer price offered in such Non-Compliant Tender Offer.  The Company may purchase such Tendered Shares upon delivery of the purchase price to the Person initiating such Non-Compliant Tender Offer and, upon such delivery, the Company may instruct any transfer agent to transfer such purchased shares of Equity Stock to the Company.  In addition, any Person who makes a Non-Compliant Tender Offer shall be responsible for all expenses incurred by the Company in connection with the enforcement of the provisions of this Section 12.2, including, without limitation, expenses incurred in connection with the review of all documents related to such tender offer and expenses incurred in connection with any purchase of Tendered Shares by the Company.  The Company maintains the right to offset any such expenses against the dollar amount to be paid by the Company for the purchase of Tendered Shares pursuant to this Section 12.2.  In addition to the remedies provided herein, the Company may seek injunctive relief, including, without limitation, a temporary or permanent restraining order, in connection with any Non-Compliant Tender Offer.  This Section 12.2 shall be of no force or effect with respect to any shares of Equity Stock that are then listed on a national securities exchange.

~~SECTION 15.1  GOVERNING LAW.  These Articles of Amendment and Restatement are executed by the incorporator named above and delivered in the State of Maryland with reference to the laws thereof, and the rights of all parties and the validity, construction and effect of every provision hereof shall be subject to and construed according to the laws of the State of Maryland without regard to conflicts of laws provisions thereof; provided, however, that to the extent that the MGCL conflicts with the provisions set forth in the NASAA REIT Guidelines, the NASAA REIT Guidelines control to the extent any provisions of the MGCL are not mandatory.  Determinations regarding the existence of any such conflict between the NASAA REIT Guidelines and the provisions of the MGCL shall be made by the Board in accordance with the provisions of Section 15.3 hereof.~~

~~SECTION 15.2  RELIANCE BY THIRD PARTIES.  Any certificate shall be final and conclusive as to any persons dealing with the Company if executed by an individual who, according to the records of the Company or of any recording office in which this Charter may be recorded, appears to be the Secretary or an Assistant Secretary of the Company or a Director, and if certifying to: (i) the number or identity of Directors, officers of the Company or Stockholders; (ii) the due authorization of the execution of any document; (iii) the action or vote taken, and the existence of a quorum, at a meeting of the Board or Stockholders; (iv) a copy of the Charter or of the Bylaws as a true and complete copy as then in force; (v) an amendment to this Charter; (vi) the dissolution of the Company; or (vii) the existence of any fact or facts that relate to the affairs of the Company. No purchaser, lender, transfer agent or other person shall be bound to make any inquiry concerning the validity of any transaction purporting to be made on behalf of the Company by the Board or by any duly authorized officer, employee or agent of the Company.~~

~~SECTION 15.3  PROVISIONS IN CONFLICT WITH LAW OR REGULATIONS.~~

                ~~(i)  The provisions of this Charter are severable, and if the Board shall determine that any one or more of such provisions are in conflict with the REIT Provisions of the Code, or other applicable federal or state laws, the conflicting provisions shall be deemed never to have constituted a part of this Charter, even without any amendment of this Charter pursuant to Section 13.1 hereof; provided, however, that such determination by the Board shall not affect or impair any of the remaining provisions of this Charter or render invalid or improper any action taken or omitted prior to such determination. No Director shall be liable for making or failing to make such a determination.~~

                ~~(ii)  If any provision of this Charter shall be held invalid or unenforceable in any jurisdiction, such holding shall not in any manner affect or render invalid or unenforceable such provision in any other jurisdiction or any other provision of this Charter in any jurisdiction.~~

~~SECTION 15.4  CONSTRUCTION.  In this Charter, unless the context otherwise requires, words used in the singular or in the plural include both the plural and singular and words denoting any gender include both genders. The title and headings of different parts are inserted for convenience and shall not affect the meaning, construction or effect of this Charter. In defining or interpreting the powers and duties of the Company and its Directors and officers, reference may be made, to the extent appropriate, to the Code and to Titles 1 through 3 of the MGCL.~~

~~SECTION 15.5  RECORDATION.  These Eighth Articles of Amendment and Restatement and any amendment hereto shall be filed for record with the State Department of Assessments and Taxation of Maryland and may also be filed or recorded in such other places as the Board deem appropriate, but failure to file for record these Eighth Articles of Amendment and Restatement or any amendment hereto in any office other than in the State of Maryland shall not affect or impair the validity or effectiveness of these Eighth Articles of Amendment and Restatement or any amendment hereto. Any restated Charter shall, upon filing, be conclusive evidence of all amendments contained therein and may thereafter be referred to in lieu of the original Articles of Incorporation and the various amendments thereto.~~

THIRD:  The ~~Eighth Articles of Amendment and Restatement of the~~amendment to and restatement of this Charter as hereinabove set forth ~~were~~have been duly ~~adopted~~advised by the Board ~~of Directors of the Company, acting by written consent, on March 26, 2008~~ and approved by the ~~stockholders~~Stockholders of the Company ~~at a meeting held on July 24, 2008~~ as required by ~~the MGCL.~~ law.

FOURTH:  The current address of the principal office of the Company is as set forth in Article III of the foregoing ~~Eighth Articles of Amendment and Restatement of the~~amendment and restatement of this Charter.

FIFTH:   The name and address of the Company’s current resident agent are as set forth in Article III of the foregoing ~~Eighth Articles of Amendment and Restatement of the~~amendment and restatement of this Charter.

SIXTH:  ~~As of the date of the filing of the foregoing Eighth Articles of Amendment and Restatement of the Charter, the~~The number of directors of the Company ~~is five, and the names of the directors are: Robert S. Aisner; Robert M. Behringer; Charles G. Dannis; Steven W. Partridge; G. Ronald Witten~~ and the names of those currently in office are as set forth in Article VII of the foregoing amendment and restatement of this Charter.

SEVENTH:  The undersigned acknowledges these Ninth Articles of Amendment and Restatement to be the corporate act of the Company and as to all matters or facts required to be verified under oath, the undersigned acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, Behringer Harvard REIT I, Inc. has caused these ~~Eighth~~Ninth Articles of Amendment and Restatement to be signed in its name and on its behalf by its President, and attested by its Secretary, on this ~~24th~~             day of ~~July, 2008.~~                             , 2011.

By:
Robert S. Aisner
President

ATTEST:

By:
Telisa Webb Schelin
Secretary

                ~~THE UNDERSIGNED, President of Behringer Harvard REIT I, Inc., who executed on behalf of said Company the foregoing Eighth Articles of Amendment and Restatement, of which this certificate is made a part, hereby acknowledges the foregoing Eighth Articles of Amendment and Restatement to be the corporate act of said Company and, as to all matters or facts required to be verified under oath, further acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties of perjury.~~

~~By: /s/ Robert S. Aisner~~
~~Robert S. Aisner~~
~~President~~

P.O. Box 55909 Boston, MA 02205-5909 Proxy Voting Card We encourage you to take advantage of Internet or telephone voting. Both are available 24 hours a day, 7 days a week. Internet and telephone voting is available through 11:50 p.m. (Eastern Time) the day prior to the Annual Meeting. Vote by Internet: Vote by Phone Vote by Mail http://www.eproxy.com/bhl 1-866-977-7699 • Go to the web site address listed above. • Use any touch-tone telephone. • Mark, sign, and date your proxy card. • Have your proxy card ready. • Have your proxy card ready. • Detach your proxy card. • Follow the simple instructions that appear • Follow the simple recorded instructions. • Return your proxy card in the postage on your computer screen. paid envelope provided. Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. If you authorize your proxy by Internet or telephone, you do not need to mail back your proxy card. . Please mark your votes as indicated in this example The votes entitled to be cast by the stockholder will be cast as directed by the stockholder. If this proxy is executed but no direction is given, the votes entitled to be cast by the stockholder will be cast “FOR ALL” nominees in Proposal 1 and “FOR” Proposals 2 and 3. The votes entitled to be cast by the stockholder will be cast in the discretion of the proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof. THE BOARD OF DIRECTORS AND MANAGEMENT RECOMMEND YOU VOTE "FOR ALL" DIRECTORS AND "FOR" ALL OTHER PROPOSALS 1. Election of Directors Nominees: (01) Robert M. Behringer (03) Charles G. Dannis (05) G. Ronald Witten (02) Robert S. Aisner (04) Steven W. Partridge FOR ALL WITHHOLD ALL *To withhold authority to vote for any individual nominee(s), write the number of the nominee(s) in the box to the right. FOR AGAINST ABSTAIN 2. To approve an amendment and restatement of our charter. 3. To permit the Board of Directors to adjourn the meeting if necessary, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes for the proposals. 4. To vote and otherwise represent the undersigned on any matter that may properly come before the meeting or any adjournment or postponement thereof in the discretion of the proxy holder. Signature Signature Date — NOTE: Please sign as name appears hereon. Joint owner signature required only if notice has been given to the Secretary of the Company that the signature of a single joint tenant or tenant in common owner is not sufficient to bind all owners. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. Check here if you plan to attend the Annual Meeting in person X FOR ALL EXCEPT* 1. 2. 3.

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS FOR ANNUAL MEETING OF STOCKHOLDERS: The Proxy Statement and 2010 Annual Report to Stockholders are available at http:/www.behringerharvard.com/proxy PROXY BEHRINGER HARVARD REIT I, INC. Annual Meeting of Stockholders – June 24, 2011 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY The undersigned stockholder hereby appoints Robert S. Aisner, Scott W. Fordham, and Telisa Webb Schelin, or any of them individually, and each of them, with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all shares of the Behringer Harvard REIT I, Inc. common stock that the undersigned is entitled to vote as of the record date and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held at the offices of the Company, 15601 Dallas Parkway, Suite 600, Addison, Texas, on June 24, 2011 at 1:00 local time, or at any adjournment or postponement thereof, with all powers that the undersigned would possess if present at the meeting. The undersigned hereby acknowledges receipt of their Notice of Annual Meeting of Stockholders and the accompanying proxy statement, and revokes any proxy heretofore given with respect to such meeting. When shares are held in joint tenants or tenants in common, the signature of one shall bind all unless the Secretary of the Company is given written notice to the contrary and furnished with a copy of the instrument of order that so provides. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by authorized person. (Continued and to be marked, dated and signed, on the other side) YOUR VOTE IS IMPORTANT! You can authorize a proxy in one of three ways: 1. Vote by Telephone: Call toll-free 1-866-977-7699 on a touch-tone telephone and follow the instructions on the reverse side. There is no charge to you for this call. 2. Vote by Internet: www.eproxy.com/bh1. Follow the instructions provided there. 3. Vote by Mail: Mark, sign and date your proxy card and return it promptly in the enclosed envelope. ELECTRONIC DELIVERY OF PROXY MATERIALS Sign up to receive the 2011 Annual Report to Stockholders and proxy material via the Internet rather than by mail. To sign up for this optional service, visit www.eproxy.com/bh1. When the materials are available, we will send you an e-mail with instructions that will enable you to receive these materials electronically.